EATON VANCE MUNICIPALS TRUST

FOR THE FUNDS:

          - EV Traditional California Municipals Fund
          - EV Traditional Florida Municipals Fund
          - EV Traditional Massachusetts Municipals Fund
          - EV Traditional Mississippi Municipals Fund
          - EV Traditional New York Municipals Fund
          - EV Traditional Ohio Municipals Fund
          - EV Traditional West Virginia Municipals Fund

--------------------------------------------------------------------------------

                               [GRAPHIC OF A DOOR]

--------------------------------------------------------------------------------

                            ANNUAL SHAREHOLDER REPORT
                               SEPTEMBER 30, 1996

                                TABLE OF CONTENTS

ITEM                                                           PAGE

Year-end results, listed by state.............................   2
President's letter to shareholders............................   3
Management Reports:
        EV Traditional California Municipals Fund.............   4
        EV Traditional Florida Municipals Fund................   5
        EV Traditional Massachusetts Municipals Fund..........   6
        EV Traditional Mississippi Municipals Fund............   7
        EV Traditional New York Municipals Fund...............   8
        EV Traditional Ohio Municipals Fund...................   9
        EV Traditional West Virginia Municipals Fund..........  10
        Financial Results.....................................  11


INFORMATION ABOUT YOUR MUTUAL FUND INVESTMENT

RESULTS FOR THE YEAR ENDED:  SEPTEMBER 30, 1996

                                            FINANCIAL DATA:
---------------------------------------------------------------------------------
                                                                        Fund's
                     Total return     Dividends                      distribution
                     (excl. sales     paid by Fund    NAV per share     rate
                        charge)     (during period)   at 9/30/96      at 9/30/96
---------------------------------------------------------------------------------
EV Traditional
CALIFORNIA
Municipals Fund          8.1%           $0.604          $10.38           5.78%

EV Traditional
FLORIDA
Municipals Fund          6.6%           $0.592          $10.53           5.56%

EV Traditional
MASSACHUSETTS
Municipals Fund          6.2%           $0.522          $ 9.30           5.76%

EV Traditional
MISSISSIPPI
Municipals Fund          6.6%           $0.485          $ 9.42           5.31%

EV Traditional
NEW YORK
Municipals Fund          6.7%           $0.595          $10.22           5.72%

EV Traditional
OHIO
Municipals Fund          6.1%           $0.500          $ 9.38           5.47%

EV Traditional
WEST VIRGINIA
Municipals Fund          6.5%           $0.491          $ 9.45           5.34%

                                                TAX DATA:
--------------------------------------------------------------------------------------
                                                         The after-tax
                                                           equivalent
                                     If your combined     distribution
                                     Federal & state       rate you           Tax
                                      tax rate is...     would need is..  Information*
--------------------------------------------------------------------------------------
EV Traditional
CALIFORNIA
Municipals Fund     [GRAPHIC STATE         43.04%           10.09%            98.73%
                    OF CALIFORNIA]
EV Traditional
FLORIDA
Municipals Fund     [GRAPHIC STATE         41.73%            9.47%            98.36%
                      OF FLORIDA]
EV Traditional
MASSACHUSETTS
Municipals Fund      [GRAPHIC STATE        43.68%           10.19%            99.05%
                    OF MASSACHUSETTS]
EV Traditional
MISSISSIPPI
Municipals Fund     [GRAPHIC STATE         39.20%            8.68%            98.46%
                    OF MISSISSIPPI]
EV Traditional
NEW YORK
Municipals Fund     [GRAPHIC STATE         40.56%            9.56%            98.17%
                     OF NEW YORK]
EV Traditional
OHIO
Municipals Fund     [GRAPHIC STATE         40.80%            9.22%            99.44%
                       OF OHIO]
EV Traditional
WEST VIRGINIA
Municipals Fund      [GRAPHIC STATE        40.16%            8.89%            98.94%
                    OF WEST VIRGINIA]
--------------------------------------------------------------------------------------

*Percentages represent the amounts of the total dividends paid by the Funds from net investment income during the year ended September 30, 1996 that have been designated as exempt-interest dividends. Tax legislation eliminated the exception to market discount rules applicable to tax-exempt obligations. As a result, certain tax-exempt obligations acquired by the Portfolio subsequent to April 30, 1993 at market discounts may generate a small amount of ordinary taxable income.

Fund shares are not guaranteed by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

                                 TO SHAREHOLDERS


Following an upbeat year in 1995, the bond market encountered difficulty in the first half of 1996. The year started favorably enough, with the Federal Reserve lowering the Federal Funds Rate - the rate banks charge each other for overnight loans and a key short-term interest rate barometer - to 5.25%. Investors' optimism was short-lived, however, as Fed Chairman Alan Greenspan suggested in his spring Congressional testimony that, in light of current economic growth, the next move in rates could possibly be higher. By mid-summer, employment data showed that job creation was exceeding market estimates, and that the labor market was indeed tightening.

The fall brought news that job growth had cooled from the blistering pace set early in the year, and that inflation was still not a threat. However, the economic data still have failed to give a clear indication of the economy's future direction. Accordingly, the Federal Reserve effectively put its monetary policy on hold until after the November elections.

An investment in municipal bonds continues to represent good value for tax-conscious investors for several reasons. First, while turning in somewhat faster growth than expected, the nation's economy remains subdued. GDP grew at a 4.8% rate in the second quarter - a relatively strong showing, but one not likely to be sustained over the balance of the year. Recent indicators suggest a possible slowdown in the second half of the year, and, more importantly, inflation remains well under control.

Second, whatever the outcome of the various tax cut proposals that have marked the campaign of both major political parties, it is certain that the tax structure will remain sharply progressive. That means that municipal bonds should retain their relative value.

Third, on the budget front, the deficit has been reduced significantly. At present, the deficit as a percentage of GDP is the smallest of all industrialized nations, alleviating near-term borrowing needs.

     TAX-EXEMPT BONDS YIELD 81% OF TREASURY YIELDS

30-YR. AAA GENERAL OBLIGATION (G0) BONDS*         5.61%

TAXABLE EQUIVALENT YIELD OF INVESTMENT
  FOR COUPLE IN 36% TAX BRACKET                   8.77%

30-YEAR TREASURY BONDS                            6.92%

Principal and interest payments of Treasury securities are guaranteed by the U.S. government.

*GO yield is a compilation of a representative variety of general obligation bonds and is not necessarily represented by the Fund's yield. Statistics as of September 30, 1996. Past performance is no guarantee of future results.
Source: Bloomberg, L.P.


Finally, and perhaps most important of all, the tax burden of our citizens is still extraordinarily high. Municipal bonds remain one of the better ways for most individuals to relieve that burden and keep more of what they work so hard to earn. We believe that, despite the occasional market fluctuations, a steadfast, long-term outlook is the best way to reap the advantages of tax-free investing.

[PHOTO OF THOMAS J. FETTER]


Sincerely

/s/ Thomas J. Fetter

Thomas J. Fetter
President
November 4, 1996


Included in the pages that follow are performance charts that compare your Fund's total return with that of a broad-based securities market index. The lines on the chart represent the total returns of $10,000 hypothetical investments in your Fund and the unmanaged Lehman Brothers Municipal Bond Index. The solid line on the chart represents the Fund's performance. The Fund's total return figure reflects fund expenses and portfolio transaction costs, and assumes the reinvestment of income dividends and capital gain distributions. The maximum sales charge, which the charts refer to, is 4.75% and is deducted at the time of initial investment. The dotted line represents the performance of the Lehman Brothers Municipal Bond Index, a broad-based, widely recognized unmanaged index of municipal bonds. Whereas the Fund's portfolio is composed principally of bonds solely from your individual state, the Index is composed of bonds from all 50 states and many jurisdictions. The Index's total return does not reflect any commissions or expenses that would be incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index.

EV TRADITIONAL CALIFORNIA MUNICIPALS FUND

YOUR INVESTMENT AT WORK
                                                     [GRAPHIC OF HARDHAT WORKER]
Moulton Niguel Water District
General Obligation Bonds

The proceeds from this bond issue will help maintain and upgrade the water supply facilities of the Moulton Niguel Water District, a 23,135 acre area located in southwestern Orange County and including the cities and towns such as Alisa Viego, Laguna Niguel, Mission Viejo, Laguna Hills, and Dana Point. The District's sale of water provides a reliable source of cash flow for repayment in addition to serving a vital need.

The District imports all of its water from the Metropolitan Water District of Southern California (MWD). The MWD, in turn, is supplied primarily by water from the Colorado River and from the Sacramento-San Joachin Delta via the 444-mile long California Aqueduct.


[GRAPHIC OF CALIFORNIA]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues.............................................94
Average quality..............................................A+
Investment grade...........................................89.9%
Effective maturity...................................14.12 yrs.

Largest sectors:

   Lease/certificate of participation......................21.8%
   Escrowed................................................17.1
   Special tax.............................................12.8
   Housing..................................................7.7
   Transportation...........................................6.8
   Cogeneration.............................................6.0

--------------------------------------------------------------------------------
THE STATE OF THE STATE: California
California's economy has had a difficult time since it was hit by the recession of 1991-1992. Total state employment just recently reached the pre-recession peak of 14.5 million recorded in mid-1990. Employment growth, however, has been sporadic. Annualized growth this year has ranged from 2.0% to 2.5%. In 1994, the state added 256,000 jobs, while only 89,000 were added in 1995. Much of the job growth has taken place in the San Francisco Bay Area, where unemployment dropped to 4.3% in July of 1996, a decline of 1.5% over the preceding 12 months. By contrast, unemployment in the Los Angeles Area was 7.25%, a slight increase over the same 12-month period. Overall, the state's unemployment was 7.1% in June, 1996, which was above the national average. Wages have also fallen, indicating the continuing effects of the declining aerospace industry.

Financially, California's tax revenues have improved with the recovery, but the state remains burdened with structural budget problems - most notably, an increase in school funding and mandatory criminal sentencing. Should revenues decline, these legislated programs could have an adverse effect on the budget.

Nevertheless, the overall economic picture in California has brightened enough to warrant a rating increase from "A" to "A+" by Standard & Poor's.
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL CALIFORNIA MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM MAY 31, 1994, THROUGH SEPTEMBER 30, 1996

Average             1       Life of
Annual Returns     Year      Fund*
-----------------------------------
With Max. SC       4.0%      6.1%
-----------------------------------
Without SC         8.1%      7.8%
-----------------------------------

Lehman Brothers Municipal Bond Index:      $11,974
EV TRADITIONAL CALIFORNIA MUNICIPALS FUND: $11,798
Fund incl. max. sales charge:              $11,523

EV Traditional California Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

                  Date                Fund @ NAV       Fund w/SC           Index
               5/31/94                   $10,000         $ 9,624         $10,000
               6/30/94                   $10,008         $ 9,631         $ 9,942
               7/31/94                   $10,181         $ 9,798         $10,121
               8/31/94                   $10,223         $ 9,838         $10,156
               9/30/94                   $10,080         $ 9,700         $10,007
              10/31/94                   $ 9,907         $ 9,534         $ 9,830
              11/30/94                   $ 9,670         $ 9,306         $ 9,652
              12/31/94                   $ 9,847         $ 9,477         $ 9,864
               1/31/95                   $10,213         $ 9,829         $10,146
               2/28/95                   $10,544         $10,147         $10,441
               3/31/95                   $10,682         $10,280         $10,561
               4/30/95                   $10,672         $10,270         $10,574
               5/31/95                   $11,034         $10,619         $10,911
               6/30/95                   $10,820         $10,413         $10,816
               7/31/95                   $10,886         $10,476         $10,918
               8/31/95                   $10,985         $10,571         $11,057
               9/30/95                   $11,082         $10,665         $11,126
              10/31/95                   $11,334         $10,907         $11,288
              11/30/95                   $11,618         $11,181         $11,476
              12/31/95                   $11,795         $11,351         $11,586
               1/31/96                   $11,841         $11,395         $11,673
               2/28/96                   $11,761         $11,318         $11,595
               3/31/96                   $11,573         $11,137         $11,446
               4/30/96                   $11,528         $11,094         $11,414
               5/31/96                   $11,540         $11,106         $11,410
               6/30/96                   $11,641         $11,203         $11,534
               7/31/96                   $11,778         $11,335         $11,638
               8/31/96                   $11,791         $11,347         $11,636
               9/30/96                   $11,974         $11,523         $11,798

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. *Investment operations commenced 5/27/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF CYNTHIA J. CLEMSON]

"Growth in the California economy, though not outstanding, has been sufficient to warrant a rating increase in the state's general obligation bonds. As a result, the California-backed bonds that this Portfolio holds, such as California Public Works, have appreciated nicely.

"To increase the yield of the Portfolio, I have added positions in San Bernadino Community Hospital bonds, as well as those of the Sacramento Power Authority Cogeneration Project. To help the Fund's total return, I continually focus on Portfolio structure, which includes increasing call protection and choosing the appropriate coupon and maturity characteristics."

                              - Cynthia J. Clemson

EV TRADITIONAL FLORIDA MUNICIPALS FUND

YOUR INVESTMENT AT WORK

Florida Municipal Power Agency -
Stanton II Project [GRAPHIC OF POWER LINES]

The proceeds from this bond issue are being used to fund the Florida Municipal Power Agency's partial ownership interest in the Stanton II Project, a 420 megawatt, coal-fired electric generating facility.

This power facility, which will provide power to cities and towns throughout the state of Florida, was scheduled to be in service in June, 1996. The Stanton II project is operated by the Orlando Utilities Commission (OUC), which was also responsible for its construction.

[GRAPHIC OF FLORIDA]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues...........................125
Average quality............................AA-
Investment grade..........................79.7%
Effective maturity..................15.97 yrs.

Largest sectors:

   Housing................................13.6%
   Utilities..............................12.9
   General obligations....................10.0
   Special tax revenue.....................7.7
   Escrowed................................7.4
   Insured hospital........................6.8*

*Private insurance does not remove the market risks that are associated with these investments.
--------------------------------------------------------------------------------

THE STATE OF THE STATE: Florida
Florida's economy has grown steadily since 1993, led by a strong service sector which comprises over one-third of the state's employment and consists mainly of health and business services. Total employment increased by 5% from 1993 to 1995, and the unemployment rate decreased from 8.2% in 1992 to 5.3% at the end of last year. Other strong sectors include construction and trade which, along with service, account for two-thirds of employment in Florida. Tourism was hit hard by the recession in the early 1990s, but has rebounded strongly in the past few years. The tourism industry provides the foundation for much of the state's economy and is expected to grow by 4.3% through fiscal 1997, according to Standard & Poor's.

Though dependent on a cyclical 6% sales and use tax, Florida's finances are well managed and the state maintains a healthy working capital reserve. Governor Chiles has proposed bond issuance totalling $1.14 billion for fiscal 1997 which will provide funding in four main areas: Public Education, Environmental Preservation, Right-of-Way Acquisition, and Prison and Detention. As required by law, all bond issues must be backed by a specific revenue stream to receive the "full faith and credit" approval from the Florida state government.

--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL FLORIDA MUNICIPALS FUND (INCLUDING SALES CHARGE)
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM APRIL 30, 1994, THROUGH SEPTEMBER 30, 1996


  Average            1        Life of
Annual Returns      Year       Fund*
-------------------------------------
With Max. SC        2.5%       6.5%
-------------------------------------
Without SC          6.6%       8.1%
-------------------------------------

Lehman Brothers Municipal Bond Index:   $11,900
EV TRADITIONAL FLORIDA MUNICIPALS FUND: $11,793
Fund incl. max. sales charge:           $11,352


EV Traditional Florida Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
 4/30/94                           $10,000            $ 9,626            $10,000
 5/31/94                           $10,061            $ 9,685            $10,087
 6/30/94                           $10,001            $ 9,627            $10,028
 7/31/94                           $10,179            $ 9,798            $10,209
 8/31/94                           $10,189            $ 9,808            $10,244
 9/30/94                           $10,009            $ 9,635            $10,094
10/31/94                           $ 9,760            $ 9,395            $ 9,915
11/30/94                           $ 9,518            $ 9,162            $ 9,735
12/31/94                           $ 9,831            $ 9,464            $ 9,949
 1/31/95                           $10,177            $ 9,797            $10,234
 2/28/95                           $10,550            $10,155            $10,532
 3/31/95                           $10,632            $10,235            $10,653
 4/30/95                           $10,641            $10,244            $10,665
 5/31/95                           $10,942            $10,533            $11,005
 6/30/95                           $10,764            $10,362            $10,909
 7/31/95                           $10,827            $10,423            $11,012
 8/31/95                           $10,933            $10,524            $11,152
 9/30/95                           $11,069            $10,655            $11,223
10/31/95                           $11,281            $10,859            $11,386
11/30/95                           $11,557            $11,125            $11,575
12/31/95                           $11,718            $11,280            $11,686
 1/31/96                           $11,782            $11,342            $11,774
 2/28/96                           $11,618            $11,183            $11,695
 3/31/96                           $11,445            $11,017            $11,545
 4/30/96                           $11,411            $10,984            $11,513
 5/31/96                           $11,389            $10,963            $11,508
 6/30/96                           $11,508            $11,078            $11,634
 7/31/96                           $11,651            $11,215            $11,739
 8/31/96                           $11,606            $11,172            $11,736
 9/30/96                           $11,793            $11,352            $11,900

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 4/5/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF THOMAS J. FETTER]

"This Fund is broadly diversified and maintains a high average investment rating, with almost 50% invested in triple-A bonds. Moreover, the Fund has significant positions in essential community needs such as hospitals, electric utilities, and education.

"I am positioning the Portfolio to perform by including some discount bonds in my purchases and, as always, by managing for call protection. At times, I can increase call protection without a significant hit on the yield or net asset value because institutional buyers like Eaton Vance often get first pick at new bonds and can sometimes buy them at lower prices. In addition, I increased the weighting in federal alternative minimum tax (AMT) bonds to 24% from 18% last year, which is a way to increase yield without increasing risk."


                               - Thomas J. Fetter
                                                                               5

EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND

YOUR INVESTMENT AT WORK
                                                      [GRAPHIC OF POWER LINES]

City of Boston, Massachusetts
Harbor Electric Energy Company

The proceeds from these bonds were used to finance the cost of acquiring, equipping, and installing electric distribution facilities owned and operated by the Harbor Electric Energy Company, a wholly owned subsidiary of Boston Edison Company.

Specifically, the new facilities consisted of buildings and equipment that are part of the waste water treatment plant on Deer Island in Boston Harbor. Included among the construction projects was a 115-kilovolt submarine cable between Boston and Deer Island, and a new permanent substation on Deer Island.

[GRAPHIC OF MASSACHUSETTS]


                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues......................................96
Average quality.......................................A+
Investment grade....................................94.3%
Effective maturity............................11.00 yrs.

Largest sectors:
   Housing..........................................14.3
   Insured hospitals...............................12.9*
   Hospital.........................................11.8
   Water & sewer.....................................9.1
   Transportation....................................8.3

* Private insurance does not remove the market risks that are associated with these investments.
-------------------------------------------------------------------------------
THE STATE OF THE STATE: Massachusetts
The Massachusetts economy has made a dramatic recovery from the recession of 1990-1991, which was one of the most difficult in recent memory. After three years of budget deficits, the election of Governor William Weld in 1990 led to immediate changes on the budgetary front. Since his election in 1990, the governor has balanced the budget in every year of his administration. As a result of its more conservative fiscal policies, the state's general obligation debt has earned several rating increases since 1991.

Though the Massachusetts economic recovery was somewhat slow at first, the business climate has shown great improvement in recent years. Unemployment reached 4.0% in August of 1996, its lowest since June of 1989, and job growth has been increasing at a 1.4% annual rate, with 114,800 new jobs added in the past two years. The technology and defense-related sectors, which experienced significant job losses, are beginning to turn around.

The state government has become much friendlier towards the business community through tax cuts, regulatory reform, investing in infrastructure, and programs to help small businesses.
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND (INCLUDING SALES CHARGE)
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM DECEMBER 31, 1993, THROUGH SEPTEMBER 30, 1996

    Average                   1              Life of
Annual Returns               Year             Fund*
-----------------------------------------------------

With Max. SC                 2.2%             1.5%
-----------------------------------------------------
Without SC                   6.2%             2.8%
-----------------------------------------------------

Lehman Brothers Municipal Bond Index:         $11,343
EV TRADITIONAL MASSACHUSETTS MUNICIPALS FUND: $10,780
Fund incl. max. sales charge:                 $10,377


EV Traditional Massachusetts Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
12/31/93                           $10,000            $ 9,626            $10,000
 1/31/94                           $10,070            $ 9,694            $10,114
 2/28/94                           $ 9,841            $ 9,473            $ 9,852
 3/31/94                           $ 9,357            $ 9,007            $ 9,451
 4/30/94                           $ 9,331            $ 8,983            $ 9,531
 5/31/94                           $ 9,418            $ 9,066            $ 9,614
 6/30/94                           $ 9,328            $ 8,980            $ 9,558
 7/31/94                           $ 9,496            $ 9,141            $ 9,730
 8/31/94                           $ 9,532            $ 9,175            $ 9,764
 9/30/94                           $ 9,360            $ 9,010            $ 9,621
10/31/94                           $ 9,116            $ 8,776            $ 9,450
11/30/94                           $ 8,837            $ 8,506            $ 9,279
12/31/94                           $ 9,108            $ 8,768            $ 9,483
 1/31/95                           $ 9,447            $ 9,094            $ 9,754
 2/28/95                           $ 9,764            $ 9,398            $10,038
 3/31/95                           $ 9,844            $ 9,476            $10,153
 4/30/95                           $ 9,835            $ 9,467            $10,165
 5/31/95                           $10,077            $ 9,700            $10,490
 6/30/95                           $ 9,892            $ 9,522            $10,398
 7/31/95                           $ 9,947            $ 9,575            $10,496
 8/31/95                           $10,075            $ 9,698            $10,630
 9/30/95                           $10,151            $ 9,771            $10,697
10/31/95                           $10,326            $ 9,940            $10,852
11/30/95                           $10,522            $10,129            $11,032
12/31/95                           $10,675            $10,276            $11,138
 1/31/96                           $10,697            $10,297            $11,223
 2/28/96                           $10,589            $10,193            $11,147
 3/31/96                           $10,450            $10,059            $11,004
 4/30/96                           $10,420            $10,031            $10,973
 5/31/96                           $10,460            $10,069            $10,969
 6/30/96                           $10,545            $10,150            $11,088
 7/31/96                           $10,642            $10,244            $11,189
 8/31/96                           $10,637            $10,239            $11,186
 9/30/96                           $10,780            $10,377            $11,343

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF ROBERT B. MACINTOSH]

"This Fund owns quite a few well-known names such as the Massachusetts Turnpike Authority, the Massachusetts Water Resources Authority, and some wholesale electric bonds. These credits may face difficulties in the long term, given the pressures from increasing debt levels and deregulation, but I feel comfortable holding onto them for the time being.

"The hospital sector has also faced difficulties due to downsizing and cost cutting. I am pleased, however, with the Fund's current hospital holdings, such as Beth Israel Hospital and Daughters of Charity. I am making minor adjustments to the Portfolio as I see fit, but no major change in strategy is necessary."

                              - Robert B. MacIntosh

EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND

YOUR INVESTMENT AT WORK

                                                    [GRAPHIC OF HARDHAT WORKER]
Jackson County, Mississippi
Gautier Utility District
Revenue Refunding Bonds
These bonds are a good example of an investment that receives a constant cash flow from a reliable source, while providing funds to meet the essential local needs of a community.

The Gautier Utility District serves a population in excess of 13,000, located in the southeastern corner of Mississippi. The District provides water, sewerage, and sewer disposal facilities, as well as fire protection facilities, to the citizens within its jurisdiction. With expanding growth expected, the District has a plan to continue to add facilities to meet the growing needs in the years ahead.

[GRAPHIC OF MISSISSIPPI]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues......................................36
Average quality......................................Aa-
Investment grade....................................98.0%
Effective maturity............................13.88 yrs.

Largest sectors:
   Insured hospitals................................18.2%*
   Industrial development revenue ..................12.6
   Housing..........................................10.4
   Lease/certificate of participation................7.9
   Utilities.........................................7.5

*Private insurance does not remove the market risks that are associated with these investments.

-------------------------------------------------------------------------------
THE STATE OF THE STATE: Mississippi
Mississippi's economy experienced strong growth between 1985 and 1994, but has slowed somewhat since then. Nevertheless, its general obligation debt has earned respectable ratings recently, primarily due to the state government's conservative financial management, a relatively strong manufacturing base, and a solid gaming sector.

In the 10 years ended in 1994, Mississippi's employment grew by 23%, versus 16% for the U.S. as a whole. In 1992, the gaming industry was established and over 50,000 new jobs have been created by that sector since then. The timber and furniture industries have also performed well in recent years, benefiting from the growth in the national economy.

The state has initiated several economic development programs to help attract industry and stem the loss of jobs in defense-related businesses. Also, Mississippi has taken steps to improve education in an effort to help its work force become more competitive and earn higher wages, as its income levels are among the lowest in the nation. For example, in 1996, the state committed $36.5 million for an educational enhancement fund.

The state government is fiscally conservative, and has had budgetary surpluses every year since 1990.
-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND (INCLUDING SALES CHARGE)
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM DECEMBER 31, 1993, THROUGH SEPTEMBER 30, 1996

    Average                   1              Life of
Annual Returns               Year             Fund*
----------------------------------------------------
With Max. SC                 2.7%             1.5%
----------------------------------------------------
Without SC                   6.6%             2.9%
----------------------------------------------------


Lehman Brothers Municipal Bond Index:       $11,343
EV TRADITIONAL MISSISSIPPI MUNICIPALS FUND: $10,805
Fund Incl. Max. Sales Charge:               $10,401


EV Traditional Mississippi Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
12/31/93                           $10,000            $ 9,626            $10,000
 1/31/94                           $10,109            $ 9,731            $10,114
 2/28/94                           $ 9,798            $ 9,432            $ 9,852
 3/31/94                           $ 9,180            $ 8,837            $ 9,451
 4/30/94                           $ 9,253            $ 8,907            $ 9,531
 5/31/94                           $ 9,336            $ 8,987            $ 9,614
 6/30/94                           $ 9,254            $ 8,908            $ 9,558
 7/31/94                           $ 9,428            $ 9,076            $ 9,730
 8/31/94                           $ 9,430            $ 9,078            $ 9,764
 9/30/94                           $ 9,256            $ 8,910            $ 9,621
10/31/94                           $ 9,030            $ 8,693            $ 9,450
11/30/94                           $ 8,790            $ 8,462            $ 9,279
12/31/94                           $ 9,016            $ 8,679            $ 9,483
 1/31/95                           $ 9,361            $ 9,011            $ 9,754
 2/28/95                           $ 9,716            $ 9,352            $10,038
 3/31/95                           $ 9,793            $ 9,427            $10,153
 4/30/95                           $ 9,770            $ 9,404            $10,165
 5/31/95                           $10,061            $ 9,685            $10,490
 6/30/95                           $ 9,907            $ 9,536            $10,398
 7/31/95                           $ 9,969            $ 9,596            $10,496
 8/31/95                           $10,071            $ 9,694            $10,630
 9/30/95                           $10,132            $ 9,753            $10,697
10/31/95                           $10,314            $ 9,928            $10,852
11/30/95                           $10,539            $10,145            $11,032
12/31/95                           $10,665            $10,266            $11,138
 1/31/96                           $10,716            $10,316            $11,223
 2/28/96                           $10,606            $10,209            $11,147
 3/31/96                           $10,431            $10,041            $11,004
 4/30/96                           $10,409            $10,020            $10,973
 5/31/96                           $10,435            $10,044            $10,969
 6/30/96                           $10,548            $10,154            $11,088
 7/31/96                           $10,642            $10,244            $11,189
 8/31/96                           $10,644            $10,246            $11,186
 9/30/96                           $10,805            $10,401            $11,343

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF CYNTHIA J. CLEMSON]

"Although the Mississippi bond market has experienced little in the way of new issuance recently, we have been fortunate to find some good value in housing bonds. These have respectable income streams and relatively stable prepayment rates. In addition, our relationships with several local brokers in Mississippi has provided us with access to attractive new deals which are not widely disseminated in the general market.

"The Fund has also seen price appreciation in its Mississippi general obligation holdings, whose ratings were recently upgraded. To help the Fund's total return, I continually focus on Portfolio structure, which includes increasing call protection and choosing the appropriate coupon and maturity characteristics."

                              - Cynthia J. Clemson

EV TRADITIONAL NEW YORK MUNICIPALS FUND
                                                    [GRAPHIC OF POWER LINES]
YOUR INVESTMENT AT WORK

New York State Energy Research
and Development Authority -
Brooklyn Union Gas Company
Brooklyn Union Gas Company - one of the premier utilities in New York distributes gas to retail customers in the metropolitan New York City area. Proceeds from this issue have been used for general plant improvements and expansions.

These bonds were issued in late January, 1996, at attractive price levels and provided a good opportunity to swap out of other New York bonds that had weaker trading values without sacrificing yield. These bonds are insured by MBIA, resulting in a triple-A Standard & Poor's rating.

[GRAPHIC OF NEW YORK]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues.....................................155
Average quality.......................................A+
Investment grade....................................98.3%
Effective maturity............................13.35 yrs.

Largest sectors:
   Health care......................................16.8%
   Education .......................................15.1
   Special tax revenue..............................11.8
   Lease/certificate of participation...............11.2
   Escrowed..........................................9.6

------------------------------------------------------------------------------
THE STATE OF THE STATE: New York

New York's economy has continued its relatively slow rate of growth in 1996, with mediocre economic results for the state offset by a Wall Street-led recovery in New York City. The securities industry, concentrated primarily in New York City, has emerged as a key part of the state's overall economy, accounting for 2.5% of the state's private sector employment and over 5% for that of New York City. Average wages for the securities industry, at $127,800 in 1995, are among the highest in the state. By comparison, average wages excluding this industry were $32,300 in 1995. Overall, employment in the state is up 1% over the previous year, and this rate of growth is not expected to change significantly through 1997. The unemployment rate, at 6.5% in July of this year, was a full percentage point higher than that of the nation. New York is still one of the wealthiest states in the country, with a personal income that is 118% of the nation, but the rate of growth in personal income has slowed considerably since the 1990-1991 recession.

New York's budget has been balanced due to higher than expected revenues from the securities industry, but problems remain. Though the governor's three-year income tax cut was implemented for the 1996-97 budget, spending cuts have been slow to materialize. And with the enactment of the new federal welfare bill, New York's costly social programs could become especially burdensome if not brought under stricter control.

------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EV TRADITIONAL NEW YORK MUNICIPALS FUND (INCLUDING SALES CHARGE)
AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM APRIL 30, 1994, THROUGH SEPTEMBER 30, 1996

Lehman Brothers Municipal Bond Index:    $11,900
EV TRADITIONAL NEW YORK MUNICIPALS FUND: $11,871
Fund Incl. Max. Sales Charge:            $11,424


EV Traditional New York Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
 4/30/94                           $10,000            $ 9,624            $10,000
 5/31/94                           $10,148            $ 9,766            $10,087
 6/30/94                           $10,056            $ 9,677            $10,028
 7/31/94                           $10,240            $ 9,854            $10,209
 8/31/94                           $10,302            $ 9,914            $10,244
 9/30/94                           $10,086            $ 9,706            $10,094
10/31/94                           $ 9,870            $ 9,499            $ 9,915
11/30/94                           $ 9,527            $ 9,169            $ 9,735
12/31/94                           $ 9,852            $ 9,481            $ 9,949
 1/31/95                           $10,198            $ 9,815            $10,234
 2/28/95                           $10,552            $10,155            $10,532
 3/31/95                           $10,670            $10,268            $10,653
 4/30/95                           $10,683            $10,281            $10,665
 5/31/95                           $10,994            $10,580            $11,005
 6/30/95                           $10,832            $10,425            $10,909
 7/31/95                           $10,909            $10,498            $11,012
 8/31/95                           $11,062            $10,646            $11,152
 9/30/95                           $11,127            $10,708            $11,223
10/31/95                           $11,336            $10,909            $11,386
11/30/95                           $11,578            $11,142            $11,575
12/31/95                           $11,700            $11,260            $11,686
 1/31/96                           $11,757            $11,314            $11,774
 2/28/96                           $11,631            $11,193            $11,695
 3/31/96                           $11,475            $11,043            $11,545
 4/30/96                           $11,463            $11,031            $11,513
 5/31/96                           $11,475            $11,043            $11,508
 6/30/96                           $11,598            $11,161            $11,634
 7/31/96                           $11,701            $11,260            $11,739
 8/31/96                           $11,677            $11,237            $11,736
 9/30/96                           $11,871            $11,424            $11,900

    Average                   1              Life of
Annual Returns               Year             Fund*
----------------------------------------------------
With Max. SC                  2.7%             5.4%
----------------------------------------------------
Without SC                    6.7%             7.1%
----------------------------------------------------

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 4/15/94. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF NICOLE ANDERES]

"As the market sold off in the spring of 1996, the Portfolio fared better because of defensive coupon swaps that I had entered in late 1995 when prices were high. I gradually reversed these swaps back into low coupon, `bullish' bonds during this sell-off.

"Because of the exceptionally strong year on Wall Street, it became clear that New York would end its 1995-1996 fiscal year with a moderate surplus. Based on this news, I began to rebuild the Portfolio's exposure to higher-yielding state appropriation debt. Since June, the bond markets have been caught in a volatile trading range, and I have kept the Portfolio in a neutral interest rate posture relative to its peer group."

                                - Nicole Anderes
8

EV TRADITIONAL OHIO MUNICIPALS FUND

YOUR INVESTMENT AT WORK

[GRAPHIC OF OFFICE BUILDINGS]

State of Ohio Economic
Development - Ohio Enterprise
Bond Fund

This bond issue is funding a major industrial development project located in the Nova Technology Park in the City of Massillon, Ohio. The project is a brand new, 144,000 square foot facility that will be used for the manufacturing of air-dry body filler for automobile repairs, including proprietary and custom polyester types of auto body repair materials.

The company leasing this facility is U.S. Chemical and Plastic, a subsidiary of Alco Industries, Inc. Alco Industries, located in Valley Forge, Pennsylvania, is a diversified manufacturing company with over $175 million in annual sales.

[GRAPHIC OF STATE OF OHIO]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues.................................123
Average quality...................................A+
Investment grade................................68.3%
Effective maturity........................11.92 yrs.

Largest sectors:
   Hospitals....................................22.6%
   Insured hospitals...........................12.5*
   Housing......................................11.9
   Industrial development/pollution control.....11.8
   General obligation............................7.6

*Private insurance does not remove the market risks that are associated with these investments.
-------------------------------------------------------------------------------
THE STATE OF THE STATE: Ohio

Ohio has benefited in the past few years from an increasing diversification of its economy. The state has relied historically on manufacturing, but this sector has declined in importance, following a national trend. Still, manufacturing remains a larger percentage of the economy in Ohio than in the U.S. According to the Federal Reserve Bank of Cleveland (FRBC), 17% of Ohio's workers were categorized as operators, fabricators, and laborers, versus 14% nationally. This could explain a projected growth rate that is slower in Ohio than it is in the U.S. The FRBC estimates that through the year 2005, the U.S. economy will grow at an average annual rate of 1.5%, compared to 1.1% in Ohio. Nevertheless, the diversifying economy - led by the service and trade sectors - has brought much stability to the state, and the positive effects of economic diversification should continue.

Ohio's government has done an admirable job of managing the state's finances, with significant cuts in spending leading to budgetary surpluses over the past few years. Moreover, the budget is balanced through 1997. This conservative fiscal management has earned the state high bond ratings from both Moody's and Standard & Poor's.
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL OHIO MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM DECEMBER 31, 1993, THROUGH SEPTEMBER 30, 1996

   Average
Annual Returns          1 Year        Life of Fund*
---------------------------------------------------
With Max. SC             2.2%            1.6%
---------------------------------------------------
Without SC               6.1%            2.9%
---------------------------------------------------


Lehman Brothers Municipal Bond Index: $11,343
EV TRADITIONAL OHIO MUNICIPALS FUND:  $10,817
Fund incl. max. sales charge:         $10,412


EV Traditional Ohio Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
12/31/93                           $10,000            $ 9,626            $10,000
 1/31/94                           $10,139            $ 9,760            $10,114
 2/28/94                           $ 9,857            $ 9,489            $ 9,852
 3/31/94                           $ 9,291            $ 8,944            $ 9,451
 4/30/94                           $ 9,283            $ 8,936            $ 9,531
 5/31/94                           $ 9,387            $ 9,036            $ 9,614
 6/30/94                           $ 9,254            $ 8,908            $ 9,558
 7/31/94                           $ 9,470            $ 9,116            $ 9,730
 8/31/94                           $ 9,493            $ 9,138            $ 9,764
 9/30/94                           $ 9,309            $ 8,961            $ 9,621
10/31/94                           $ 9,074            $ 8,734            $ 9,450
11/30/94                           $ 8,803            $ 8,474            $ 9,279
12/31/94                           $ 9,060            $ 8,721            $ 9,483
 1/31/95                           $ 9,384            $ 9,034            $ 9,754
 2/28/95                           $ 9,728            $ 9,365            $10,038
 3/31/95                           $ 9,827            $ 9,460            $10,153
 4/30/95                           $ 9,815            $ 9,448            $10,165
 5/31/95                           $10,118            $ 9,740            $10,490
 6/30/95                           $ 9,932            $ 9,560            $10,398
 7/31/95                           $ 9,994            $ 9,620            $10,496
 8/31/95                           $10,140            $ 9,761            $10,630
 9/30/95                           $10,180            $ 9,799            $10,697
10/31/95                           $10,362            $ 9,974            $10,852
11/30/95                           $10,565            $10,170            $11,032
12/31/95                           $10,703            $10,303            $11,138
 1/31/96                           $10,755            $10,353            $11,223
 2/28/96                           $10,645            $10,247            $11,147
 3/31/96                           $10,481            $10,089            $11,004
 4/30/96                           $10,449            $10,059            $10,973
 5/31/96                           $10,464            $10,072            $10,969
 6/30/96                           $10,555            $10,161            $11,088
 7/31/96                           $10,672            $10,273            $11,189
 8/31/96                           $10,663            $10,265            $11,186
 9/30/96                           $10,836            $10,431            $11,343

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 12/7/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.


FROM THE PORTFOLIO MANAGER:

[PHOTO OF THOMAS J. FETTER]

"As in other industrial states, the municipal bond market has helped stimulate Ohio's economy. Projects such as the Nova Technology Park, as well as other essential needs such as transportation, education, health care, and electric power, are examples of how municipal bonds can help serve local communities.

"Our research staff is adept at finding good credit quality in non-rated holdings. This gives us higher-yielding securities without necessarily adding significant risk. We are also enhancing the performance characteristics of the Fund by investing in premium and discount bonds and staying away from current coupon bonds. This helps to maintain good upside potential while limiting downside volatility."

                               - Thomas J. Fetter

EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND

YOUR INVESTMENT AT WORK

                                         [GRAPHIC OF MAN OPENING WATER VALVE]

Harrison County, WV Solid
Waste Disposal Revenue Bonds

These bonds are being used to finance the construction of solid waste disposal facilities located at the Harrison Power Station in Harrison County, West Virginia. These facilities, which will include a flue gas desulfurization process, will be very helpful in dealing with the solid waste disposal needs of the Harrison County area.

The costs of the new facilities will be allocated among the three major owners of the Harrison Power Station: Monongahela Power Company, The Potomac Edison Company, and the West Penn Power Company.

[GRAPHIC OF W.VIRGINIA]

                               PORTFOLIO OVERVIEW

                 Based on market value as of September 30, 1996
Number of issues................................................42
Average quality................................................AA-
Investment grade..............................................95.3%
Effective maturity......................................15.05 yrs.

Largest sectors:
   Industrial development/pollution control...................20.2%
   Insured water & sewer.....................................15.9*
   Insured hospitals.........................................12.2*
   Electric utilities.........................................11.2
   Hospital revenue...........................................10.6

*Private insurance does not remove the market risks that are associated with these investments.
-------------------------------------------------------------------------------
THE STATE OF THE STATE: W. Virginia
West Virginians had reason to cheer this summer, as their state unemployment rate dipped below the 7.0% mark for the first time since 1979, reaching an unrevised 6.5%. Indeed, the state's economy has turned around remarkably since 1990, having been in an economic slump throughout the 1980s. During that decade, the state lost 150,000 residents in net out-migration, and its personal disposable income was 24.4% below the national average. That income gap has narrowed to 18.6%, and the population has grown by over 34,000 on a net basis. During the 12 months ended in July, 1996, total non-farm employment increased by 14,100 jobs. The bulk of this increase came from the expanding service and trade sectors, which added 6,900 and 5,200 jobs, respectively, and constituted more than 85% of job growth for this period. Job losses in the mining and manufacturing sectors were offset by gains in construction, for a net increase of 600 jobs in the goods-producing category.

The outlook for West Virginia's economy is positive, with moderate growth expected for the next several years. The state government has improved financial reporting practices, balanced its budget and built up financial reserves, and significantly increased funding for education. This attractive climate should continue to attract residents and businesses to West Virginia in the future.

-------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND (INCLUDING SALES CHARGE) AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX

FROM DECEMBER 31, 1993, THROUGH SEPTEMBER 30, 1996

   Average                            Life of
Annual Returns        1 Year           Fund*
---------------------------------------------------
With Max. SC           2.5%             1.7%
---------------------------------------------------
Without SC             6.5%             3.1%
---------------------------------------------------

Lehman Brothers Municipal Bond Index:         $10,836
EV TRADITIONAL WEST VIRGINIA MUNICIPALS FUND: $11,343
Fund incl. max. sales charge:                 $10,431


EV Traditional West Virginia Municipals Fund vs.
Lehman Brothers 7-Year Municipal Bond Index

    Date                        Fund @ NAV          Fund w/SC              Index
12/31/93                           $10,000            $ 9,626            $10,000
 1/31/94                           $10,139            $ 9,760            $10,114
 2/28/94                           $ 9,857            $ 9,489            $ 9,852
 3/31/94                           $ 9,291            $ 8,944            $ 9,451
 4/30/94                           $ 9,283            $ 8,936            $ 9,531
 5/31/94                           $ 9,387            $ 9,036            $ 9,614
 6/30/94                           $ 9,254            $ 8,908            $ 9,558
 7/31/94                           $ 9,470            $ 9,116            $ 9,730
 8/31/94                           $ 9,493            $ 9,138            $ 9,764
 9/30/94                           $ 9,309            $ 8,961            $ 9,621
10/31/94                           $ 9,074            $ 8,734            $ 9,450
11/30/94                           $ 8,803            $ 8,474            $ 9,279
12/31/94                           $ 9,060            $ 8,721            $ 9,483
 1/31/95                           $ 9,384            $ 9,034            $ 9,754
 2/28/95                           $ 9,728            $ 9,365            $10,038
 3/31/95                           $ 9,827            $ 9,460            $10,153
 4/30/95                           $ 9,815            $ 9,448            $10,165
 5/31/95                           $10,118            $ 9,740            $10,490
 6/30/95                           $ 9,932            $ 9,560            $10,398
 7/31/95                           $ 9,994            $ 9,620            $10,496
 8/31/95                           $10,140            $ 9,761            $10,630
 9/30/95                           $10,180            $ 9,799            $10,697
10/31/95                           $10,362            $ 9,974            $10,852
11/30/95                           $10,565            $10,170            $11,032
12/31/95                           $10,703            $10,303            $11,138
 1/31/96                           $10,755            $10,353            $11,223
 2/28/96                           $10,645            $10,247            $11,147
 3/31/96                           $10,481            $10,089            $11,004
 4/30/96                           $10,449            $10,059            $10,973
 5/31/96                           $10,464            $10,072            $10,969
 6/30/96                           $10,555            $10,161            $11,088
 7/31/96                           $10,672            $10,273            $11,189
 8/31/96                           $10,663            $10,265            $11,186
 9/30/96                           $10,836            $10,431            $11,343

Past performance is not indicative of future results. Investment returns and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Towers Data Systems, Bethesda, MD. * Investment operations commenced 12/13/93. +Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations.

FROM THE PORTFOLIO MANAGER:

[PHOTO OF TIMOTHY T. BROWSE]

"The improving economy in West Virginia has helped bring about new municipal bond issuance, which has allowed me to diversify the Portfolio. This benefits share-holders in several ways: it lightens positions in heavily-concentrated industry sectors; it increases call protection; and it builds a more solid portfolio structure.

"Although the flow of new money is not as strong as it was a few years ago, this slower market enables me to pick and choose new positions more carefully. I am also enhancing the performance characteristics of the Fund by investing in premium and discount bonds and staying away from current coupon bonds. This helps to maintain good upside potential while limiting downside volatility."

                               - Timothy T. Browse

                        EV Traditional Municipals Funds
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1996
--------------------------------------------------------------------------------

                                                        TRADITIONAL    TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                        CALIFORNIA       FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                           FUND           FUND            FUND            FUND
                                                        -----------    -----------    -------------    -----------
ASSETS:
  Investment in Portfolio --
     Identified cost                                    $5,916,575     $4,263,773      $ 5,954,168     $1,091,916
     Unrealized appreciation                               231,351        119,460           79,036        101,340
                                                        ----------     ----------       ----------     ----------
       Total investment in Portfolio, at value (Note
          1A)                                           $6,147,926     $4,383,233      $ 6,033,204     $1,193,256
  Receivable from the Administrator (Note 5)                25,389         20,337           22,401         15,479
  Deferred organization expenses (Note 1D)                   5,094            465            4,350          4,972
                                                        ----------     ----------       ----------     ----------
          Total assets                                  $6,178,409     $4,404,035      $ 6,059,955     $1,213,707
                                                        ----------     ----------       ----------     ----------
LIABILITIES:
  Dividends payable                                     $    7,253     $   13,095      $     7,523     $    3,070
  Accrued expenses                                           2,774          2,584            7,044          2,460
                                                        ----------     ----------       ----------     ----------
          Total liabilities                             $   10,027     $   15,679      $    14,567     $    5,530
                                                        ----------     ----------       ----------     ----------
NET ASSETS                                              $6,168,382     $4,388,356      $ 6,045,388     $1,208,177
                                                        ==========     ==========       ==========     ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                       $5,953,122     $4,278,695      $ 6,288,892     $1,363,801
  Accumulated net realized loss from Portfolio
     (computed on the basis of identified cost)            (17,305)        (7,293)        (315,719)      (262,314)
  Accumulated undistributed (distributions in excess
     of) net investment income                               1,214         (2,506)          (6,821)         5,350
  Unrealized appreciation from Portfolio (computed on
     the basis of identified cost)                         231,351        119,460           79,036        101,340
                                                        ----------     ----------       ----------     ----------
          Total                                         $6,168,382     $4,388,356      $ 6,045,388     $1,208,177
                                                        ==========     ==========       ==========     ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                  594,304        416,936          650,326        128,239
                                                        ==========     ==========       ==========     ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets / shares of beneficial interest
     outstanding)                                           $10.38         $10.53            $9.30          $9.42
                                                            ======         ======            =====          =====
COMPUTATION OF OFFERING PRICE PER SHARE
  (100/96.25 of net asset value per share)                  $10.78         $10.94            $9.66          $9.79
                                                            ======         ======            =====          =====

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1996
--------------------------------------------------------------------------------

                                                                     TRADITIONAL    TRADITIONAL     TRADITIONAL
                                                                      NEW YORK         OHIO        WEST VIRGINIA
                                                                        FUND           FUND            FUND
                                                                     -----------    -----------    -------------
ASSETS:
  Investment in Portfolio --
     Identified cost                                                 $6,812,316     $1,945,020      $ 1,565,287
     Unrealized appreciation (depreciation)                             153,692         (7,614 )          2,877
                                                                     ----------     ----------       ----------
       Total investment in Portfolio, at value (Note 1A)             $6,966,008     $1,937,406      $ 1,568,164
  Receivable for Fund shares sold                                        44,221          4,810            1,010
  Receivable from the Administrator (Note 5)                             25,729         19,500           15,088
  Deferred organization expenses (Note 1D)                                8,397          5,052            5,057
                                                                     ----------     ----------       ----------
          Total assets                                               $7,044,355     $1,966,768      $ 1,589,319
                                                                     ----------     ----------       ----------
LIABILITIES:
  Dividends payable                                                  $   15,861     $    4,387      $     1,614
  Payable to affiliate --
     Trustees' fees (Note 5)                                                 42         --              --
  Accrued expenses                                                        3,433          3,137            2,844
                                                                     ----------     ----------       ----------
          Total liabilities                                          $   19,336     $    7,524      $     4,458
                                                                     ----------     ----------       ----------
NET ASSETS                                                           $7,025,019     $1,959,244      $ 1,584,861
                                                                     ==========     ==========       ==========
SOURCES OF NET ASSETS:
  Paid-in capital                                                    $6,880,275     $2,069,997      $ 1,667,068
  Accumulated net realized gain (loss) from Portfolio (computed on
     the basis of identified cost)                                        5,105       (102,156)         (83,470)
  Accumulated distributions in excess of net investment income          (14,053)          (983)          (1,614)
  Unrealized appreciation (depreciation) from Portfolio (computed
     on the basis of identified cost)                                   153,692         (7,614)           2,877
                                                                     ----------     ----------       ----------
          Total                                                      $7,025,019     $1,959,244      $ 1,584,861
                                                                     ==========     ==========       ==========
SHARES OF BENEFICIAL INTEREST OUTSTANDING                               687,100        208,794          167,760
                                                                     ==========     ==========       ==========
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  (net assets / shares of beneficial interest outstanding)               $10.22          $9.38            $9.45
                                                                         ======          =====            =====
COMPUTATION OF OFFERING PRICE PER SHARE
  (100/96.25 of net asset value per share)                               $10.62          $9.75            $9.82
                                                                         ======          =====            =====

On sales of $50,000 or more, the offering price is reduced.

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                     TRADITIONAL     TRADITIONAL      TRADITIONAL      TRADITIONAL
                                                     CALIFORNIA        FLORIDA       MASSACHUSETTS     MISSISSIPPI
                                                        FUND            FUND             FUND             FUND
                                                     -----------     -----------     -------------     -----------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio            $ 230,733       $ 239,000        $ 217,121        $  97,591
  Expenses allocated from Portfolio                     (19,536)        (18,945)         (18,237)          (4,309)
                                                     ----------      --------- -     --------- -       --------- -
       Net investment income from Portfolio           $ 211,197       $ 220,055        $ 198,884        $  93,282
                                                     ----------      --------- -     --------- -       --------- -
  Expenses --
     Distribution costs (Notes 6 & 7)                 $   3,551       $   2,650        $  13,884        $   9,185
     Custodian fee (Note 1G)                              3,000           2,849            3,000            2,976
     Transfer and dividend disbursing agent fees          2,524           2,261            2,783            1,321
     Printing and postage                                10,548           7,890            6,947            6,183
     Legal and accounting services                        5,213           4,514            5,265            5,652
     Registration costs                                  --              --                2,003           --
     Amortization of organization expenses (Note
       1D)                                                1,929           4,952            2,025            2,302
     Miscellaneous                                        2,092           1,003            1,604            1,484
                                                     ----------      --------- -     --------- -       --------- -
       Total expenses                                 $  28,857       $  26,119        $  37,511        $  29,103
                                                     ----------      --------- -     --------- -       --------- -
  Deduct --
     Allocation of expenses to the Administrator
       (Note 5)                                       $  25,389       $  20,337        $  22,401        $  15,479
     Reduction of custodian fee (Note 1G)                --               1,976          --                --
                                                     ----------      --------- -     --------- -       --------- -
       Total                                          $  25,389       $  22,313        $  22,401        $  15,479
                                                     ----------      --------- -     --------- -       --------- -
          Net expenses                                $   3,468       $   3,806        $  15,110        $  13,624
                                                     ----------      --------- -     --------- -       --------- -
            Net investment income                     $ 207,729       $ 216,249        $ 183,774        $  79,658
                                                     ----------      --------- -     --------- -       --------- -
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost
       basis)                                         $  47,004       $  44,195        $   9,526        $  27,072
     Financial futures contracts                        (10,007)        (14,508)          (6,683)          (2,951)
                                                     ----------      --------- -     --------- -       --------- -
          Net realized gain                           $  36,997       $  29,687        $   2,843        $  24,121
     Change in unrealized appreciation                   68,798           3,027           31,359           27,050
                                                     ----------      --------- -     --------- -       --------- -
          Net realized and unrealized gain            $ 105,795       $  32,714        $  34,202        $  51,171
                                                     ----------      --------- -     --------- -       --------- -
            Net increase in net assets from
               operations                             $ 313,524       $ 248,963        $ 217,976        $ 130,829
                                                     ==========      ==========       ==========       ==========

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                                   TRADITIONAL     TRADITIONAL      TRADITIONAL
                                                                    NEW YORK          OHIO         WEST VIRGINIA
                                                                      FUND            FUND             FUND
                                                                   -----------     -----------     -------------
INVESTMENT INCOME (NOTE 1B):
  Interest income allocated from Portfolio                          $ 353,820       $ 129,625        $  65,221
  Expenses allocated from Portfolio                                   (28,078)        (11,559)          (4,156)
                                                                     --------        --------          -------
       Net investment income from Portfolio                         $ 325,742       $ 118,066        $  61,065
                                                                     --------        --------          -------
  Expenses --
     Compensation of Trustees not members of the
       Administrator's organization (Note 5)                        $     253       $  --            $ --
     Distribution costs (Notes 6 & 7)                                   4,127           9,930            4,911
     Custodian fee (Note 1G)                                            2,902           3,001            2,983
     Transfer and dividend disbursing agent fees                        3,675           1,956            1,143
     Printing and postage                                               9,096           6,682            5,780
     Legal and accounting services                                      4,845           5,082            4,837
     Amortization of organization expenses (Note 1D)                    3,027           2,098            2,321
     Miscellaneous                                                      1,931           2,082            1,050
                                                                     --------        --------          -------
       Total expenses                                               $  29,856       $  30,831        $  23,025
                                                                     --------        --------          -------
  Deduct --
     Allocation of expenses to the Administrator (Note 5)           $  25,729       $  19,500        $  15,088
     Reduction of custodian fee (Note 1G)                              --                 667          --
                                                                     --------        --------          -------
       Total                                                        $  25,729       $  20,167        $  15,088
                                                                     --------        --------          -------
          Net expenses                                              $   4,127       $  10,664        $   7,937
                                                                     --------        --------          -------
            Net investment income                                   $ 321,615       $ 107,402        $  53,128
                                                                     --------        --------          -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from Portfolio --
     Investment transactions (identified cost basis)                $  39,205       $   8,984        $ (15,438)
     Financial futures contracts                                       (9,652)         (4,141)            (128)
                                                                     --------        --------          -------
          Net realized gain (loss)                                  $  29,553       $   4,843        $ (15,566)
  Change in unrealized appreciation                                     8,414          12,947           39,368
                                                                     --------        --------          -------
          Net realized and unrealized gain                          $  37,967       $  17,790        $  23,802
                                                                     --------        --------          -------
            Net increase in net assets from operations              $ 359,582       $ 125,192        $  76,930
                                                                     ========        ========          =======

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                        TRADITIONAL    TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                        CALIFORNIA       FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                           FUND           FUND            FUND            FUND
                                                        -----------    -----------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $  207,729     $  216,249      $   183,774     $   79,658
     Net realized gain                                      36,997         29,687            2,843         24,121
     Change in unrealized appreciation                      68,798          3,027           31,359         27,050
                                                        -----------    -----------    -------------    -----------
       Net increase in net assets from operations       $  313,524     $  248,963      $   217,976     $  130,829
                                                        -----------    -----------    -------------    -----------
  Distributions to shareholders (Note 3) --
     From net investment income                         $ (208,459)    $ (216,249)     $  (184,196)    $  (80,687)
     In excess of net investment income                     --               (830)          (6,821)        --
                                                        -----------    -----------    -------------    -----------
       Total distributions to shareholders              $ (208,459)    $ (217,079)     $  (191,017)    $  (80,687)
                                                        -----------    -----------    -------------    -----------
  Transactions in shares of beneficial interest (Note
     4) --
     Proceeds from sales of shares                      $4,245,553     $1,826,853      $ 4,671,489     $   71,284
     Net asset value of shares issued to shareholders
       in payment of distributions declared                102,478         69,823          131,950         59,858
     Cost of shares redeemed                            (2,377,166)    (1,087,885)      (1,548,936)    (1,302,869)
                                                        -----------    -----------    -------------    -----------
       Increase (decrease) in net assets from Fund
          share transactions                            $1,970,865     $  808,791      $ 3,254,503     $(1,171,727)
                                                        -----------    -----------    -------------    -----------
          Net increase (decrease) in net assets         $2,075,930     $  840,675      $ 3,281,462     $(1,121,585)
NET ASSETS:
  At beginning of year                                   4,092,452      3,547,681        2,763,926       2,329,762
                                                        ----------     ----------     -------------     ----------
  At end of year                                        $6,168,382     $4,388,356      $ 6,045,388      $1,208,177
                                                        ==========     ==========      ===========      ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF ) NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT
  END OF YEAR                                           $    1,214     $   (2,506)     $    (6,821)     $    5,350
                                                        ==========     ==========      ===========      ==========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                                   TRADITIONAL     TRADITIONAL      TRADITIONAL
                                                                    NEW YORK          OHIO         WEST VIRGINIA
                                                                      FUND            FUND             FUND
                                                                   -----------     -----------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                         $  321,615      $  107,402       $    53,128
     Net realized gain (loss)                                          29,553           4,843           (15,566)
     Change in unrealized appreciation                                  8,414          12,947            39,368
                                                                   ----------        --------        ----------
       Net increase in net assets from operations                  $  359,582      $  125,192       $    76,930
                                                                   ----------        --------        ----------
  Distributions to shareholders (Note 3) --
     From net investment income                                    $ (321,615 )    $ (107,402 )     $   (56,133)
     In excess of net investment income                               (13,657 )          (959 )          (2,011)
                                                                   ----------        --------        ----------
       Total distributions to shareholders                         $ (335,272 )    $ (108,361 )     $   (58,144)
                                                                   ----------        --------        ----------
  Transactions in shares of beneficial interest (Note 4) --
     Proceeds from sales of shares                                 $3,396,331      $  320,479       $   902,359
     Net asset value of shares issued to shareholders in payment
       of distributions declared                                      164,593          75,359            42,725
     Cost of shares redeemed                                         (987,352 )      (621,339 )        (411,297)
                                                                   ----------        --------        ----------
       Increase (decrease) in net assets from Fund share
          transactions                                             $2,573,572      $ (225,501 )     $   533,787
                                                                   ----------        --------        ----------
          Net increase (decrease) in net assets                    $2,597,882      $ (208,670 )     $   552,573
NET ASSETS:
  At beginning of year                                              4,427,137       2,167,914         1,032,288
                                                                   ----------        --------        ----------
  At end of year                                                   $7,025,019      $1,959,244       $ 1,584,861
                                                                   ==========        ========        ==========
ACCUMULATED DISTRIBUTIONS IN EXCESS OF NET INVESTMENT
  INCOME INCLUDED IN NET ASSETS AT END OF YEAR                     $  (14,053 )    $     (983 )     $    (1,614)
                                                                   ==========        ========        ==========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                        TRADITIONAL    TRADITIONAL     TRADITIONAL     TRADITIONAL
                                                        CALIFORNIA       FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                           FUND           FUND            FUND            FUND
                                                        -----------    -----------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                              $  225,745     $  119,802      $   143,481     $  117,954
     Net realized loss                                     (51,790)       (35,990)        (218,094)      (218,922)
     Change in unrealized appreciation                     176,972        142,361          242,489        304,544
                                                        -----------      --------       ----------     ----------
       Net increase in net assets from operations       $  350,927     $  226,173      $   167,876     $  203,576
                                                        -----------      --------       ----------     ----------
  Distributions to shareholders (Note 3) --
     From net investment income                         $ (223,651)    $ (119,802)     $  (143,481)    $ (117,954)
     In excess of net investment income                     --             (1,539)          (7,184)        (3,078)
                                                        -----------      --------       ----------     ----------
       Total distributions to shareholders              $ (223,651)    $ (121,341)     $  (150,665)    $ (121,032)
                                                        -----------      --------       ----------     ----------
  Transactions in shares of beneficial interest (Note
     4) --
     Proceeds from sales of shares                      $1,624,592     $2,378,925      $   938,555     $  747,475
     Net asset value of shares issued to shareholders
       in payment of distributions declared                 51,798         47,959          109,243         76,392
     Cost of shares redeemed                              (812,635)      (229,728)      (2,043,937)    (1,376,356)
                                                        -----------      --------       ----------     ----------
       Increase (decrease) in net assets from Fund
          share transactions                            $  863,755     $2,197,156      $  (996,139)    $ (552,489)
                                                        -----------      --------       ----------     ----------
          Net increase (decrease) in net assets         $  991,031     $2,301,988      $  (978,928)    $ (469,945)
NET ASSETS:
  At beginning of year                                   3,101,421      1,245,693        3,742,854      2,799,707
                                                        -----------      --------       ----------     ----------
  At end of year                                        $4,092,452     $3,547,681      $ 2,763,926     $2,329,762
                                                        ===========      ========       ==========     ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
  OF)  NET INVESTMENT INCOME INCLUDED IN NET ASSETS AT
  END OF YEAR                                           $    1,944     $   (1,676)     $       422     $    6,379
                                                        ===========      ========       ==========     ==========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                                   TRADITIONAL     TRADITIONAL      TRADITIONAL
                                                                    NEW YORK          OHIO         WEST VIRGINIA
                                                                      FUND            FUND             FUND
                                                                   -----------     -----------     -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                         $  166,117      $   96,497       $    70,526
     Net realized loss                                                (24,131 )       (84,632 )         (45,288)
     Change in unrealized appreciation                                175,270         161,713            99,940
                                                                   ----------        --------        ----------
       Net increase in net assets from operations                  $  317,256      $  173,578       $   125,178
                                                                   ----------        --------        ----------
  Distributions to shareholders (Note 3) --
     From net investment income                                    $ (166,117 )    $  (96,497 )     $   (70,526)
     In excess of net investment income                                (4,961 )        (5,422 )          (2,437)
     In excess of net realized gain                                      (978 )        --               --
                                                                   ----------        --------        ----------
       Total distributions to shareholders                         $ (172,056 )    $ (101,919 )     $   (72,963)
                                                                   ----------        --------        ----------
  Transactions in shares of beneficial interest (Note 4) --
     Proceeds from sales of shares                                 $3,317,793      $  522,879       $    48,967
     Net asset value of shares issued to shareholders in payment
       of distributions declared                                       79,744          70,373            49,748
     Cost of shares redeemed                                         (497,277 )      (607,702 )      (1,015,933)
                                                                   ----------        --------        ----------
       Increase (decrease) in net assets from Fund share
          transactions                                             $2,900,260      $  (14,450 )     $  (917,218)
                                                                   ----------        --------        ----------
          Net increase (decrease) in net assets                    $3,045,460      $   57,209       $  (865,003)
NET ASSETS:
  At beginning of year                                              1,381,677       2,110,705         1,897,291
                                                                   ----------        --------        ----------
  At end of year                                                   $4,427,137      $2,167,914       $ 1,032,288
                                                                   ==========        ========        ==========
ACCUMULATED UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF ) NET
  INVESTMENT INCOME INCLUDED IN NET ASSETS AT END OF YEAR          $   (5,243 )    $      (24 )     $     3,005
                                                                   ==========        ========        ==========

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                      TRADITIONAL                           TRADITIONAL
                                                    CALIFORNIA FUND                        FLORIDA FUND
                                            -------------------------------       -------------------------------
                                               YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                            -------------------------------       -------------------------------
                                             1996        1995       1994**         1996        1995       1994**
                                            -------     -------     -------       -------     -------     -------
NET ASSET VALUE, beginning of year          $10.180     $ 9.840     $10.000       $10.450     $10.020     $10.000
                                            -------     -------     -------       -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                     $ 0.601     $ 0.610     $ 0.209       $ 0.587     $ 0.587     $ 0.288
  Net realized and unrealized gain (loss)     0.203       0.335      (0.158)        0.082       0.438       0.023++
                                            -------     -------     -------       -------     -------     -------
       Total income from operations         $ 0.804     $ 0.945     $ 0.051       $ 0.669     $ 1.025     $ 0.311
                                            -------     -------     -------       -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                $(0.604)    $(0.605)    $(0.209)      $(0.587)    $(0.587)    $(0.288)
  In excess of net investment income          --          --         (0.002)       (0.002)     (0.008)     (0.003)
                                            -------     -------     -------       -------     -------     -------
       Total distributions                  $(0.604)    $(0.605)    $(0.211)      $(0.589)    $(0.595)    $(0.291)
                                            -------     -------     -------       -------     -------     -------
NET ASSET VALUE, end of year                $10.380     $10.180     $ 9.840       $10.530     $10.450     $10.020
                                            =======     =======     =======       =======     =======     =======
TOTAL RETURN (2)                              8.05%       9.94%       0.50%         6.55%      10.59%       3.10%
RATIOS/SUPPLEMENTAL DATA*:
  Net assets, end of year (000 omitted)     $ 6,168     $ 4,093     $ 3,101       $ 4,388     $ 3,548     $ 1,246
  Ratio of net expenses to average daily
     net assets (1)(3)                        0.65%       0.63%       0.54%+        0.67%       0.66%       0.50%+
  Ratio of net expenses to average daily
     net assets after custodian fee reduction
     (1)                                      0.64%       0.62%       --            0.59%       0.61%       --
  Ratio of net investment income to
     average daily net assets                 5.83%       6.08%       5.60%+        5.57%       5.68%       5.30%+

* The operating expenses of the Funds reflect an allocation of expenses to the Administrator or Investment Adviser. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE             $ 0.527     $ 0.513     $  0.158       $ 0.532     $ 0.497     $  0.081
                                            ========    ========    =========      ========    ========    =========
RATIOS(As a percentage of average daily
      net assets):
  Expenses (1)(3)                             1.37%       1.60%        1.92%+        1.19%       1.53%        2.48%+
  Expenses after custodian fee reduction
     (1)                                      1.36%       1.59%        --            1.11%       1.48%        --
  Net investment income                       5.11%       5.11%        4.22%+        5.05%       4.81%        3.32%+
   + Annualized.
  ++ The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.
  ** For the Traditional California and the Traditional Florida Funds, the Financial Highlights are for the
     period from the start of business, May 27, 1994 and April 5, 1994, respectively, to September 30,
     1994.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended September 30, 1994 have not been adjusted to reflect this change.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       TRADITIONAL                           TRADITIONAL
                                                   MASSACHUSETTS FUND                     MISSISSIPPI FUND
                                             -------------------------------       -------------------------------
                                                YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                             -------------------------------       -------------------------------
                                              1996        1995        1994*         1996        1995        1994*
                                             -------     -------     -------       -------     -------     -------
NET ASSET VALUE, beginning of year           $ 9.260     $ 9.000     $10.000       $ 9.300     $ 8.920     $10.000
                                             -------     -------     -------       -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.490++   $ 0.449     $ 0.350       $ 0.456++   $ 0.426     $ 0.338
  Net realized and unrealized gain (loss)      0.062++     0.283      (0.933)        0.140++     0.391      (1.024)
                                             -------     -------     -------       -------     -------     -------
       Total income (loss) from operations   $ 0.552     $ 0.732     $(0.583)      $ 0.596     $ 0.817     $(0.686)
                                             -------     -------     -------       -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.494)    $(0.449)    $(0.350)      $(0.476)    $(0.426)    $(0.338)
  In excess of net investment income          (0.018)     (0.023)     (0.067)        --         (0.011)     (0.056)
                                             -------     -------     -------       -------     -------     -------
       Total distributions                   $(0.512)    $(0.472)    $(0.417)      $(0.476)    $(0.437)    $(0.394)
                                             -------     -------     -------       -------     -------     -------
NET ASSET VALUE, end of year                 $ 9.300     $ 9.260     $ 9.000       $ 9.420     $ 9.300     $ 8.920
                                             =======     =======     =======       =======     =======     =======
TOTAL RETURN (2)                               6.19%       8.45%     (6.02)%         6.64%       9.47%     (6.96)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)      $ 6,045     $ 2,764     $ 3,743       $ 1,208     $ 2,330     $ 2,800
  Ratio of net expenses to average daily
     net assets (1)(3)                         0.98%       1.53%       1.61%+        1.13%       1.48%       1.24%+
  Ratio of net expenses to average daily
     net assets after custodian fee reduction
     (1)                                       0.97%       1.51%       --            1.10%       1.44%       --
  Ratio of net investment income to
     average daily net assets                  5.33%       5.05%       4.55%+        4.88%       4.79%       4.42%+

** The operating expenses of the Funds and the Portfolios may reflect a reduction of the investment advisory fee and/or an allocation of expenses to the Administrator or Investment Adviser or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE              $ 0.430     $ 0.405     $ 0.260       $ 0.358     $ 0.364     $ 0.246
                                             ========    ========    ========      ========    ========    ========
RATIOS (As a percentage of average daily
  net assets):
  Expenses (1)(3)                              1.63%       2.02%       2.78%+        2.18%       2.18%       2.45%+
  Expenses after custodian fee reduction
     (1)                                       1.62%       2.00%       --            2.15%       2.14%       --
  Net investment income                        4.68%       4.56%       3.38%+        3.83%       4.09%       3.21%+
   + Annualized.
  ++ Per share amounts have been calculated using average shares outstanding.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended September 30, 1994 have not been adjusted to reflect this change.
   * For the Traditional Massachusetts and Traditional Mississippi Funds, the Financial Highlights are for
     the period from the start of business, December 7, 1993, to September 30, 1994.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                       TRADITIONAL                           TRADITIONAL
                                                      NEW YORK FUND                           OHIO FUND
                                             -------------------------------       -------------------------------
                                                YEAR ENDED SEPTEMBER 30,              YEAR ENDED SEPTEMBER 30,
                                             -------------------------------       -------------------------------
                                              1996        1995        1994*         1996        1995        1994*
                                             -------     -------     -------       -------     -------     -------
NET ASSET VALUE, beginning of year           $10.150     $ 9.780     $10.000       $ 9.320     $ 8.940     $10.000
                                             -------     -------     -------       -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                      $ 0.570++   $ 0.583     $ 0.271       $ 0.486     $ 0.428     $ 0.348
  Net realized and unrealized gain (loss)      0.095++     0.390      (0.214)        0.064       0.404      (0.992)
                                             -------     -------     -------       -------     -------     -------
       Total income (loss) from operations   $ 0.665     $ 0.973     $ 0.057       $ 0.550     $ 0.832     $(0.644)
                                             -------     -------     -------       -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                 $(0.571)    $(0.583)    $(0.271)      $(0.486)    $(0.428)    $(0.348)
  In excess of net investment income          (0.024)     (0.017)     (0.006)       (0.004)     (0.024)     (0.068)
  In excess of net realized gain               --         (0.003)      --            --          --          --
                                             -------     -------     -------       -------     -------     -------
       Total distributions                   $(0.595)    $(0.603)    $(0.277)      $(0.490)    $(0.452)    $(0.416)
                                             -------     -------     -------       -------     -------     -------
NET ASSET VALUE, end of year                 $10.220     $10.150     $ 9.780       $ 9.380     $ 9.320     $ 8.940
                                             =======     =======     =======       =======     =======     =======
TOTAL RETURN (2)                               6.69%      10.32%       0.56%         6.12%       9.64%     (6.75)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)      $ 7,025     $ 4,427     $ 1,382       $ 1,959     $ 2,168     $ 2,111
  Ratio of net expenses to average daily
     net assets (1)(3)                         0.59%       0.59%       0.44%+        1.11%       1.56%       1.60%+
  Ratio of net expenses to average daily
     net assets after custodian fee reduction
     (1)                                       0.56%       0.50%       --            1.06%       1.54%       --
  Ratio of net investment income to average
     daily net assets                          5.55%       5.77%       5.36%+        5.14%       4.76%       4.42%+

** The operating expenses of the Funds reflect a reduction of expenses by the Administrator. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE              $ 0.525     $ 0.512     $ 0.156       $ 0.397     $ 0.336     $ 0.241
                                             ========    ========    ========      ========    ========    ========
RATIOS (As a percentage of average daily
  net assets):
  Expenses (1)(3)                              1.03%       1.29%       2.71%+        2.05%       2.58%       2.96%+
  Expenses after custodian fee reduction
     (1)                                       1.00%       1.20%       --            2.00%       2.56%       --
  Net investment income                        5.11%       5.07%       3.09%+        4.20%       3.74%       3.06%+
   + Annualized.
  ++ Per share amounts have been calculated using average shares outstanding.
 (1) Includes each Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is computed on a non-annualized basis.
 (3) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended September 30, 1994 have not been adjusted to reflect this change.
   * For the Traditional New York and Traditional Ohio Funds, the Financial Highlights are for the period from the start of business, April 15, 1994 and December 7, 1993, respectively, to September 30, 1994.

                       See notes to financial statements

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                       TRADITIONAL
                                                                                   WEST VIRGINIA FUND
                                                                             -------------------------------
                                                                                YEAR ENDED SEPTEMBER 30,
                                                                             -------------------------------
                                                                              1996        1995        1994*
                                                                             -------     -------     -------
NET ASSET VALUE, beginning of year                                           $ 9.350     $ 8.980     $10.000
                                                                             -------     -------     -------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income                                                      $ 0.433     $ 0.427     $ 0.326
  Net realized and unrealized gain (loss)                                      0.139       0.385      (0.959)
                                                                             -------     -------     -------
       Total income (loss) from operations                                   $ 0.572     $ 0.812     $(0.633)
                                                                             -------     -------     -------
LESS DISTRIBUTIONS:
  From net investment income                                                 $(0.456)    $(0.427)    $(0.326)
  In excess of net investment income                                          (0.016)     (0.015)     (0.061)
                                                                             -------     -------     -------
       Total distributions                                                   $(0.472)    $(0.442)    $(0.387)
                                                                             -------     -------     -------
NET ASSET VALUE, end of year                                                 $ 9.450     $ 9.350     $ 8.980
                                                                             =======     =======     =======
TOTAL RETURN (2)                                                               6.45%       9.35%     (6.53)%
RATIOS/SUPPLEMENTAL DATA**:
  Net assets, end of year (000 omitted)                                      $ 1,585     $ 1,032     $ 1,897
  Ratio of net expenses to average daily net assets (1)(3)                     1.10%       1.35%       1.28%+
  Ratio of net expenses to average daily net assets after custodian fee
     reduction (1)                                                             1.06%       1.33%       --
  Ratio of net investment income to average daily net assets                   4.64%       4.81%       4.53%+

** The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment advisory fee and/or an allocation of expenses to the Administrator or Investment Adviser or both. Had such actions not been taken, net investment income per share and the ratios would have been as follows:

NET INVESTMENT INCOME PER SHARE                                              $ 0.310     $ 0.318     $ 0.204
                                                                             ========    ========    ========
RATIOS (As a percentage of average daily net assets):
  Expenses (1)(3)                                                              2.41%       2.58%       2.66%+
  Expenses after custodian fee reduction (1)                                   2.37%       2.56%       --
  Net investment income                                                        3.33%       3.58%       3.15%+
   + Annualized.
 (1) Includes the Fund's share of its corresponding Portfolio's allocated expenses.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the payable date. Total return is not computed on a non-annualized basis.
 (3) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for the period ended September 30, 1994 have not been adjusted to reflect this change.
   * For the period from the start of business, December 13, 1993, to September 30, 1994.

                       See notes to financial statements

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

Eaton Vance Municipals Trust (the Trust) is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust presently consists of sixty-six Funds, seven of which are included in these financial statements. They include EV Traditional California Municipals Fund ("Traditional California Fund"), EV Traditional Florida Municipals Fund, ("Traditional Florida Fund"), EV Traditional Massachusetts Municipals Fund ("Traditional Massachusetts Fund"), EV Traditional Mississippi Municipals Fund, ("Traditional Mississippi Fund"), EV Traditional New York Municipals Fund ("Traditional New York Fund"), EV Traditional Ohio Municipals Fund, ("Traditional Ohio Fund") and EV Traditional West Virginia Municipals Fund ("Traditional West Virginia Fund"), each of which is registered under the Investment Company Act of 1940 as a non-diversified open-end management investment company. Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Fund invests its assets in the California Municipals Portfolio, the Traditional Florida Fund invests its assets in the Florida Municipals Portfolio, the Traditional Massachusetts Fund invests its assets in the Massachusetts Municipals Portfolio, the Traditional Mississippi Fund invests its assets in the Mississippi Municipals Portfolio, the Traditional New York Fund invests its assets in the New York Municipals Portfolio, the Traditional Ohio Fund invests its assets in the Ohio Municipals Portfolio and the Traditional West Virginia Fund invests its assets in the West Virginia Municipals Portfolio. The value of each Fund's investment in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (1.7%, 0.7%, 2.1%, 4.7%, 1.2%, 0.7% and 4.0% at
September 30, 1996 for the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund and Traditional West Virginia Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio. The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATION--Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

B. INCOME--Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each Fund determined in accordance with generally accepted accounting principles.

C. FEDERAL TAXES--Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain. Accordingly, no provision for Federal income or excise tax is necessary. At September 30, 1996, the Funds, for Federal income tax purposes, had capital loss carryovers, which will reduce taxable income arising from future net realized gain, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for Federal income or excise tax. The amounts and expiration dates of capital loss carryovers are as follows:

              FUND                   AMOUNT            EXPIRES
--------------------------------    ---------    -------------------
Traditional California Fund         $  42,738     September 30, 2003
Traditional Florida Fund            $  28,366     September 30, 2004
                                        2,396     September 30, 2003
                                          636     September 30, 2002
Traditional Massachusetts Fund      $ 198,425     September 30, 2004
                                       14,863     September 30, 2003
                                       85,630     September 30, 2002
Traditional Mississippi Fund        $ 178,545     September 30, 2004
                                       20,891     September 30, 2003
                                       65,533     September 30, 2002
Traditional New York Fund           $  15,756     September 30, 2004
                                        3,063     September 30, 2003
Traditional Ohio Fund               $  68,805     September 30, 2004
                                        4,540     September 30, 2003
                                       15,584     September 30, 2002
Traditional West Virginia Fund      $  44,054     September 30, 2004
                                        4,513     September 30, 2003
                                       20,474     September 30, 2002

Additionally, at September 30, 1996, net capital losses of $16,192 for the Traditional West Virginia Fund, attributable to security transactions incurred after October 31, 1995, are treated as arising on the first day of the Fund's next taxable year.

Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for Federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity

--------------------------------------------------------------------------------

bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years.

E. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

F. OTHER--Investment transactions are accounted for on a trade date basis.

G. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Prior to November 10, 1995, IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of expenses on the statements of operations.

--------------------------------------------------------------------------------

(2) FUND NAME CHANGES

Effective February 1, 1996, the EV Classic Massachusetts Municipals Fund, EV Classic Mississippi Municipals Fund, EV Classic Ohio Municipals Fund and EV Classic West Virginia Municipals Fund changed their respective names to EV Traditional Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional Ohio Municipals Fund and EV Traditional West Virginia Municipals Fund. In addition, each Fund discontinued the payment of sales commissions and distribution fees to the Principal Underwriter pursuant to a Distribution Plan (see Note 7). The Funds have adopted a new service plan (see
Note 6) which allows for the continued payment of service fees to the principal underwriter and authorized firms. Purchases of the Fund shares on or after February 1, 1996 will be subject to a maximum initial sales charge of 3.75% on amounts up to $50,000 and at declining rates on purchases in excess of such amount.

--------------------------------------------------------------------------------

(3) DISTRIBUTIONS TO SHAREHOLDERS

The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of a Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. During the year ended September 30, 1996, the following reclassifications were made due to permanent differences between book and tax accounting for certain distributions related to capital gains:

                                                                                TRADITIONAL      TRADITIONAL
                                                                                 NEW YORK       WEST VIRGINIA
                            INCREASE/(DECREASE)                                    FUND             FUND
----------------------------------------------------------------------------    -----------     -------------
Accumulated net realized loss                                                     $   (49)         --
Accumulated distributions in excess of net investment
  income                                                                            4,847           $ 397
Paid-in capital                                                                    (4,798)           (397)

Net investment income, net realized gains and net assets were not affected by these reclassifications.

The tax treatment of distributions for the calendar year will be reported to shareholders prior to February 1, 1997 and will be based on tax accounting methods which may differ from amounts determined for financial statement purposes.

--------------------------------------------------------------------------------
(4) SHARES OF BENEFICIAL INTEREST

The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                       TRADITIONAL            TRADITIONAL              TRADITIONAL               TRADITIONAL
                                     CALIFORNIA FUND          FLORIDA FUND         MASSACHUSETTS FUND         MISSISSIPPI FUND
                                   --------------------    ------------------    -----------------------    ---------------------
                                        YEAR ENDED             YEAR ENDED              YEAR ENDED                YEAR ENDED
                                      SEPTEMBER 30,          SEPTEMBER 30,            SEPTEMBER 30,             SEPTEMBER 30,
                                   --------------------    ------------------    -----------------------    ---------------------
                                     1996       1995         1996      1995         1996         1995         1996        1995
                                   --------   ---------    --------   -------    ----------   ----------    ---------   ---------
Sales                               409,986     165,155     172,837   232,635       503,000      103,012        7,403      85,045
Issued to shareholders electing
  to receive payment of
  distributions in Fund shares        9,874       5,199       6,600     4,700        14,166       12,218        6,342       8,505
Redemptions                        (227,619)    (83,462)   (101,832)  (22,345)     (165,434)    (232,568)    (136,136)   (156,634)
                                    -------     -------    --------   -------      --------     --------     --------    --------
      Net increase (decrease)       192,241      86,892      77,605   214,990       351,732     (117,338)    (122,391)    (63,084)
                                    =======     =======    ========   =======      ========     ========     ========    ========

--------------------------------------------------------------------------------

                                               TRADITIONAL          TRADITIONAL            TRADITIONAL
                                              NEW YORK FUND          OHIO FUND         WEST VIRGINIA FUND
                                            -----------------    ------------------    -------------------
                                               YEAR ENDED            YEAR ENDED            YEAR ENDED
                                              SEPTEMBER 30,        SEPTEMBER 30,          SEPTEMBER 30,
                                            -----------------    ------------------    -------------------
                                             1996      1995        1996      1995        1996       1995
                                            -------   -------    --------   -------    --------   --------
Sales                                       330,962   336,733      34,079    58,811      95,496      5,454
Issued to shareholders electing
  to receive payment of
  distributions in Fund shares               16,071     8,010       8,016     7,852       4,528      5,559
Redemptions                                 (96,282)  (49,664)    (66,023)  (70,065)    (42,695)  (111,885)
                                            --------  -------     -------   -------     -------   --------
      Net increase (decrease)               250,751   295,079     (23,928)   (3,402)     57,329   (100,872)
                                            ========  =======     =======   =======     =======   ========

--------------------------------------------------------------------------------

(5) TRANSACTIONS WITH AFFILIATES

Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. The Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See
Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance the net income of the Funds for the year ended September 30, 1996, $25,389, $20,337, $22,401, $15,479, $25,729, $19,500
and $15,088 of expenses relating to the operation of the Traditional California Fund, Traditional Florida Fund, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional New York Fund, Traditional Ohio Fund, and Traditional West Virginia Fund, respectively, were allocated to EVM. Except as to Trustees of the Funds and the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to each Fund out of such investment adviser fee.

Certain of the officers and Trustees of the Funds and Portfolios are officers and directors/trustees of the above organizations.

--------------------------------------------------------------------------------

(6) SERVICE PLAN

Each Fund has adopted a service plan (the Plan) designed to meet the service fee requirements of the sales charge rule of The National Association of Securities Dealers, Inc. The Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of Eaton Vance Management, Authorized Firms or other persons in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees have initially implemented each Plan by authorizing the Fund to make quarterly service fee payments to the Principal Underwriter and Authorized Firms in amounts not exceeding 0.20% (0.25% for the Traditional California Fund) of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended September 30, 1996, the Traditional California, Traditional Florida and Traditional New York Funds paid or accrued service fees of $3,551, $2,650 and $4,127, respectively. For the period from February 1, 1996, to September 30, 1996, the Traditional Massachusetts, Traditional Mississippi, Traditional Ohio and Traditional West Virginia Funds paid or accrued services fees of $4,847, $1,664, $2,650 and $1,590, respectively.

Certain of the officers and Trustees of the Funds are officers and directors of EVD.

--------------------------------------------------------------------------------

(7) DISTRIBUTION PLAN

Prior to February 1, 1996, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional Ohio Fund and Traditional West Virginia Fund had adopted a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans required the Funds to pay EVD amounts equal to 1/365 of 0.75% of each Funds' daily net assets, for providing ongoing distribution services and facilities to the respective Fund. A Fund would automatically discontinue payments to EVD during any period in which there were no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for shares sold plus
(ii) distribution fees calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of contingent deferred sales charges and amounts theretofore paid to EVD. The amount payable to EVD with respect to each day was accrued on such day as a liability of each Fund and, accordingly, reduced the Fund's net assets. For the period from October 1, 1995 to January 31, 1996, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional Ohio Fund, and Traditional West Virginia Fund, paid $7,134, $5,938, $5,747, and $2,622, respectively, to EVD representing 0.75% (annualized) of average daily net assets. At September 30, 1996, the amount of Uncovered Distribution Charges of EVD calculated under the Plans for Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional Ohio Fund and Traditional West Virginia Fund were approximately $337,000, $287,000, $251,000 and $169,000, respectively.

In addition, the Plans permitted the Funds to make monthly payments of service fees to EVD, in amounts not exceeding 0.25% of each Fund's average daily net assets for any fiscal year. The Trustees had initially implemented the Plans by authorizing the Funds to make monthly service fee payments to the Principal Underwriter in amounts not expected to exceed 0.20% of each Fund's average daily net assets for each fiscal year. For the period from October 1, 1995 to January 31, 1996, Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional Ohio Fund and Traditional West Virginia Fund paid service fees to EVD in the amount of $1,903, $1,583, $1,533 and $699, respectively. During the first year after a purchase of Fund shares, EVD retained the service fee as reimbursement for the service fee payment made to the Authorized Firm at the time of sale. Thereafter, EVD was expected to make monthly service fee payments to Authorized Firms equal to 0.20% per annum of the Fund's average daily net assets based on the value of the Fund's shares sold by such authorized firm and remaining outstanding for at least one year. Service fee payments were made for personal services and/or maintenance of shareholder accounts. Service fees paid to EVD and Authorized Firms were separate and distinct from the sales commissions and distribution fees payable by a Fund to EVD, and as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD.

Certain of the officers and Trustees of the Funds are officers or directors of EVD.

--------------------------------------------------------------------------------
(8) CONTINGENT DEFERRED SALES CHARGES

For shares of the Traditional Massachusetts Fund, Traditional Mississippi Fund, Traditional Ohio Fund and Traditional West Virginia Fund purchased between January 30, 1995 and January 31, 1996, a contingent deferred sales charge (CDSC) of 1% is imposed on any redemption of Fund shares made within one year of purchase. The CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Funds' Distribution Plans. CDSC received when no Uncovered Distribution Charges exist will be credited to the Funds. For the year ended September 30, 1996, EVD received approximately $660 and $350 of CDSC paid by shareholders of Traditional Massachusetts Fund and Traditional Ohio Fund, respectively. EVD did not receive any CDSC from shareholders redeeming out of the Traditional Mississippi Fund and Traditional West Virginia Fund during the year ended September 30, 1996.

--------------------------------------------------------------------------------

(9) INVESTMENT TRANSACTIONS

Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended September 30, 1996 were as follows:

                                               TRADITIONAL       TRADITIONAL        TRADITIONAL        TRADITIONAL
                                               CALIFORNIA          FLORIDA         MASSACHUSETTS       MISSISSIPPI
                                                  FUND              FUND               FUND               FUND
                                               -----------       -----------       -------------       -----------
Increases                                      $4,298,137        $1,948,335         $ 4,700,523        $  106,990
Decreases                                       2,533,289         1,251,214           1,648,851         1,370,310

                                               TRADITIONAL       TRADITIONAL        TRADITIONAL
                                                NEW YORK            OHIO           WEST VIRGINIA
                                                  FUND              FUND               FUND
                                               -----------       -----------       -------------
Increases                                      $3,439,151        $  401,300         $   921,007
Decreases                                       1,186,556           700,010             463,182

                          Independent Auditors' Report

--------------------------------------------------------------------------------
TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE MUNICIPALS TRUST:

We have audited the accompanying statements of assets and liabilities of EV Traditional California Municipals Fund, EV Traditional Florida Municipals Fund, EV Traditional Massachusetts Municipals Fund, EV Traditional Mississippi Municipals Fund, EV Traditional New York Municipals Fund, EV Traditional Ohio Municipals Fund, and EV Traditional West Virginia Municipals Fund (the Funds) (certain of the series of Eaton Vance Municipals Trust) as of September 30, 1996, the related statements of operations for the year then ended, and the statements of changes in net assets for the years ended September 30, 1996 and 1995 and the financial highlights for each year in the three-year period ended September 30, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned funds of Eaton Vance Municipals Trust at September 30, 1996, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
NOVEMBER 1, 1996

                        California Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               COGENERATION - 6.0%
NR        BBB-       $ 4,985   Central Valley Financing
                               Authority, Carson Ice,
                               6.20%, 7/1/20            $   4,965,957
NR        BBB-        10,900   Sacramento Cogeneration
                               Authority, Procter &
                               Gamble, 6.50%, 7/1/21       11,126,611
NR        BBB-         6,000   Sacramento Power
                               Authority, Cogeneration
                               Project, 6.00%, 7/1/22       5,823,420
                                                         ------------
                                                        $  21,915,988
                                                         ------------
                               ESCROWED - 17.1%
NR        NR         $ 1,575   Fontana Public Financing
                               Authority, 7.75%,
                               12/1/20                  $   1,829,347
NR        NR           4,000   Huntington Beach Public
                               Financing Authority,
                               8.375%, 5/1/18               4,333,480
NR        BBB          3,190   Orange Cove Irrigation
                               District COP, 6.625%,
                               2/1/17                       3,493,018
Aaa       AAA          6,400   Port of Oakland, (BIGI)
                               0%, 11/1/15                  3,955,264
NR        NR           3,000   Poway Redevelopment
                               Agency, 7.75%, 12/15/21      3,494,880
NR        BBB          2,000   City of Rancho Mirage,
                               Joint Power Financing
                               Authority, 7.50%, 4/1/17     2,270,040
NR        A-           2,360   Richmond Joint Power
                               Financing Authority,
                               7.00%, 5/15/07               2,599,092
Aaa       AAA          8,000   County of Sacramento,
                               SFMR, (AMT), (GNMA)
                               8.125%, 7/1/16 (2)          10,058,640
Aaa       AAA         14,285   County of Sacramento,
                               SFMR, (AMT), (GNMA)
                               8.50%, 11/1/16              18,721,492
Aaa       AAA          6,000   County of Sacramento,
                               SFMR, (AMT), (GNMA)
                               8.25%, 1/1/21                7,758,600
Aaa       AAA          3,000   City and County of San
                               Francisco Sewer System,
                               (AMBAC), Variable,
                               10/1/21 (1)                  3,450,540
                                                         ------------
                                                        $  61,964,393
                                                         ------------
                               GENERAL OBLIGATION - 1.3%
Aa        AA         $ 5,000   East Bay Municipal
                               Utilities District,
                               5.00%, 4/1/15            $   4,592,350
                                                         ------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               HOSPITALS - 2.3%
Ba        NR         $ 1,000   City of San Bernadino,
                               San Bernadino Community
                               Hospital, 7.875%,
                               12/1/08                  $   1,009,700
Ba        NR           3,000   City of San Bernadino,
                               San Bernadino Community
                               Hospital, 7.875%,
                               12/1/19                      3,029,100
NR        BBB+         2,700   City of Stockton,
                               Dameron Hospital
                               Association, 8.30%,
                               12/1/14                      2,812,509
NR        BBB-         1,500   City of Woodland,
                               Woodland Memorial
                               Hospital, 8.20%, 8/1/15      1,585,725
                                                         ------------
                                                        $   8,437,034
                                                         ------------
                               HOUSING - 7.7%
NR        NR         $ 2,000   Los Angeles County,
                               Corporate Fund Housing
                               Authority, 10.50%,
                               12/1/29                  $   2,044,680
NR        A+           1,785   City of Oakland, Housing
                               Finance Agency (HFA),
                               7.10%, 1/1/10                1,829,286
Aa        AA-          2,500   California HFA, 8.20%,
                               8/1/17                       2,594,550
Aa        AA-          1,270   California HFA, (AMT),
                               8.60%, 8/1/19                1,326,490
Aa        AA-          3,575   California HFA, (AMT),
                               7.375%, 8/1/11               3,724,542
Aa        AA-          6,345   California HFA, (AMT),
                               (FHA) 7.65%, 8/1/23          6,629,066
Aa        AA-          4,730   California HFA, (AMT),
                               7.40%, 8/1/26                4,987,738
Aa        AA-          3,845   California HFA, (AMT),
                               7.50%, 8/1/25                4,080,391
A1        NR             795   Los Angeles County,
                               SFMR, 7.875%, 8/1/16           808,077
                                                         ------------
                                                        $  28,024,820
                                                         ------------
                               INSURED EDUCATION - 0.8%
Aaa       AAA        $ 3,330   University of
                               California, Multiple
                               Purpose Project, (MBIA)
                               4.75%, 9/1/21            $   2,868,162
                                                         ------------
                               INSURED LEASE/CERTIFICATE OF
                               PARTICIPATION - 5.0%
Aaa       AAA        $ 3,300   California Statewide
                               Communities Development
                               Authority, Motion
                               Picture and Television
                               Fund, (AMBAC), Variable,
                               1/1/24 (1)               $   2,991,153

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED LEASE/CERTIFICATE OF
                               PARTICIPATION - (CONTINUED)
Aaa       AAA          7,700   Moulton Niguel Water
                               District, (AMBAC) 4.80%,
                               9/1/17                       6,765,143
Aaa       AAA          4,350   City of Stockton,
                               Wastewater Treatment
                               Plant, (FGIC) 6.80%,
                               9/1/24                       4,806,533
Aaa       AAA         13,985   Visalia Unified School
                               District, (MBIA) 0%,
                               12/1/17                      3,501,284
                                                         ------------
                                                        $  18,064,113
                                                         ------------
                               INSURED SPECIAL TAX - 2.3%
Aaa       AAA        $ 4,850   City of San Jose
                               Redevelopment Agency,
                               (MBIA) 4.75%, 8/1/24     $   4,174,298
Aaa       AAA          2,000   Thousand Oaks
                               Redevelopment Agency,
                               (MBIA) 5.375%, 12/1/25       1,891,660
Aaa       AAA          2,500   Los Angeles County Metro
                               Trans Authority, (AMBAC)
                               5.25%, 7/1/23                2,326,875
                                                         ------------
                                                        $   8,392,833
                                                         ------------
                               INSURED TRANSPORTATION - 3.9%
Aaa       AAA        $ 8,000   City and County of San
                               Francisco Airport,
                               (MBIA) 6.75%, 5/1/13     $   8,745,440
Aaa       AAA          3,500   City and County of San
                               Francisco Airport,
                               (AMT), (MBIA) 5.625%,
                               5/1/21                       3,415,615
Aaa       AAA         10,000   Port of Oakland, (AMT),
                               (BIGI), 0%, 11/1/19          1,866,400
                                                         ------------
                                                        $  14,027,455
                                                         ------------
                               INSURED UTILITIES - 5.7%
Aaa       AAA        $ 8,000   Northern California
                               Power Agency, (MBIA),
                               Variable, 8/1/25 (1)     $   8,969,360
Aaa       AAA          3,500   Sacramento Municipal
                               Utilities District,
                               (MBIA) 6.375%, 8/15/22       3,679,445
Aaa       AAA          2,000   Southern California
                               Public Power Authority,
                               (FGIC), Variable, 7/1/12
                               (1)                          1,844,580
Aaa       AAA          6,915   Southern California
                               Public Power Authority,
                               (MBIA), 5.00%, 1/1/20        6,245,697
                                                         ------------
                                                        $  20,739,082
                                                         ------------
                               INSURED WATER & SEWER - 3.4%
Aaa       AAA        $ 5,000   East Bay Municipal
                               Utility District,
                               (MBIA), Variable, 6/1/08
                               (1)                      $   4,799,850
Aaa       AAA          5,000   San Diego Public Finance
                               Authority, (FGIC) 5.00%,
                               5/15/25                      4,502,100

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aaa       AAA          3,000   San Diego County Water
                               Authority, (FGIC),
                               Variable, 4/22/09 (1)        3,119,850
                                                         ------------
                                                        $  12,421,800
                                                         ------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 21.8%
A1        A-         $ 8,000   California Public Works,
                               University of
                               California, 5.50%,
                               6/1/14                   $   7,736,240
A1        A-           6,500   California Public Works,
                               University of
                               California, 5.00%,
                               6/1/23                       5,671,185
A1        A-           3,000   California Public Works,
                               University of
                               California, 5.50%,
                               6/1/10                       2,977,560
A         A-           3,500   California Public Works,
                               Susanville Prison,
                               5.375%, 6/1/18               3,236,415
A         A-           2,800   California Public Works,
                               State Prison System,
                               5.375%, 6/1/12               2,634,464
A1        A-           5,000   California Public Works,
                               University of
                               California, 5.25%,
                               6/1/20                       4,587,850
A1        A-          14,025   California Public Works,
                               University of
                               California, 5.50%,
                               6/1/19                      13,144,651
Aaa       AAA          6,850   California Statewide
                               Public Works, J. Paul
                               Getty Trust, 5.00%,
                               10/1/23                      6,115,543
A         BBB          2,750   City of Inglewood, Civic
                               Center Improvement,
                               7.00%, 8/1/19                2,862,860
Baa1      BBB          3,100   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/20                     649,295
Baa1      BBB          5,115   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/16                   1,412,558
Baa1      BBB          1,925   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/17                     492,627
Baa1      BBB          5,000   County of Los Angeles,
                               Disney Parking Project,
                               0%, 9/1/17                   1,237,550
Baa1      BBB          5,370   County of Los Angeles,
                               Disney Parking Project,
                               0%, 3/1/18                   1,285,471
Baa1      BBB          6,925   County of Los Angeles,
                               Disney Parking Project,
                               0%, 9/1/20                   1,402,867

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - (CONTINUED)
Baa1      BBB          1,000   County of Los Angeles,
                               Disney Parking Project,
                               6.50%, 3/1/23                1,010,230
NR        NR           7,000   County of Los Angeles,
                               Marina Del Rey, 6.50%,
                               7/1/08                       7,054,740
A1        A+           5,000   Pasadena Parking
                               Facility Project, 6.25%,
                               1/1/18                       5,228,400
Aa        A+           4,000   City of Sacramento
                               Financing Authority,
                               5.40%, 11/1/20               3,793,560
A         A            3,000   San Bernadino Joint
                               Power Financing
                               Authority, 5.50%,
                               12/1/20                      2,846,250
Aa        AA           4,425   Orange County Water
                               District, 5.00%, 8/15/18     3,879,883
                                                         ------------
                                                        $  79,260,199
                                                         ------------
                               NURSING HOME - 0.9%
NR        NR         $ 3,170   City of Banning, San
                               Gorgonio Pass
                               Convalescent, (AMT),
                               9.50%, 12/1/11           $   3,269,538
                                                         ------------
                               SOLID WASTE - 0.4%
Aaa       AAA        $ 1,500   Inland Empire Solid
                               Waste Finance Authority
                               (FSA) 6.25%, 8/1/11      $   1,562,265
                                                         ------------
                               SPECIAL TAX - 12.8%
NR        NR         $ 3,000   Lincoln Unified School
                               District, 7.625%, 9/1/21 $   3,449,850
NR        NR           3,000   Riverside County
                               Community Facilities
                               District, 7.55%, 9/1/17      3,046,080
NR        NR             910   City of Fairfield, North
                               Cordelia District,
                               8.00%, 9/2/11                  938,492
NR        NR           2,060   City of Fairfield, North
                               Cordelia District,
                               7.375%, 9/2/18               2,106,123
NR        NR           2,915   City of Commerce, Joint
                               Power Financing
                               Authority, 8.00%, 3/1/22     3,061,683
NR        BBB          5,000   Contra Costa County,
                               Public Financing
                               Authority, 7.10%, 8/1/22     5,212,250
NR        BBB          3,910   City of Fontana, Public
                               Financing Authority,
                               7.00%, 9/1/21                3,986,675
NR        BBB          8,220   Fontana Redevelopment
                               Agency, Jurupa Hills,
                               7.00%, 10/1/14               8,431,912

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
NR        BBB          2,500   City of Pittsburg
                               Redevelopment Agency,
                               7.40%, 8/15/20               2,624,650
NR        BBB            600   City of Rancho Mirage,
                               Joint Power Financing
                               Authority, 7.50%, 4/1/17       634,704
NR        BBB          2,500   Riverside County
                               Redevelopment Agency,
                               7.50%, 10/1/26               2,632,975
NR        BBB          5,605   San Carlos Redevelopment
                               Agency, 7.10%, 9/1/17        5,828,247
NR        NR           1,400   City of Simi Valley
                               Community Development,
                               Sycamore Plaza II,
                               8.20%, 9/1/12                1,405,670
Baa       BBB+         3,000   Westminster
                               Redevelopment Agency,
                               Community Redevelopment
                               Project, 7.30%, 8/1/21       3,237,570
                                                         ------------
                                                        $  46,596,881
                                                         ------------
                               TRANSPORTATION - 6.8%
NR        BBB        $ 3,050   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23    $   3,105,571
Aa        AA-          2,000   City of Long Beach
                               Harbor Revenue Bonds,
                               (AMT), 7.25%, 5/15/19        2,109,980
A1        A-           1,400   County of Orange,
                               California Airport
                               Revenue Bonds, 8.125%,
                               7/1/16                       1,448,244
NR        NR          12,000   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road
                               Revenue Bonds, 0%,
                               1/1/14                       3,916,200
NR        NR           5,765   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road
                               Revenue Bonds, 0%,
                               1/1/26                         853,393
NR        NR          35,975   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road
                               Revenue Bonds, 0%,
                               1/1/27                       4,988,653
NR        NR           4,940   San Joaquin Hills
                               Transportation Corridor
                               Agency, Toll Road
                               Revenue Bonds, 7.00%,
                               1/1/30                       5,168,722
Baa1      BBB          1,500   Stockton Port District,
                               7.95%, 1/1/05                1,567,755
Baa1      BBB          1,500   Stockton Port District,
                               8.10%, 1/1/14                1,579,334
                                                         ------------
                                                        $  24,737,852
                                                         ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               UTILITIES - 1.8%
A2        A          $ 4,100   California PCR Finance
                               Authority, San Diego Gas
                               and Electric, 5.90%,
                               6/1/14                   $   4,222,467
Aa        A+           7,070   Southern California
                               Public Power Authority,
                               0%, 7/1/15                   2,296,409
                                                         ------------
                                                        $   6,518,876
                                                         ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $337,396,359)      $ 363,393,641
                                                         ============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 31.2% of the securities in the portfolio of investments are backed by bond insurance of financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.4% to 10.3% of total investments.

                       See notes to financial statements

                          Florida Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               ASSISTED LIVING - 0.6%
NR        NR         $ 3,445   North Miami Florida
                               Health Care
                               Facilities-The Imperial
                               Club Project 9.25%,
                               1/1/13
                                                        $   3,750,020
                                                        -------------
                               COGENERATION - 3.2%
Baa3      BBB-       $ 7,275   Martin County, Indian
                               Town Project, (AMT),
                               7.875%, 12/15/25         $   8,241,993
NR        NR           3,100   Palm Beach County,
                               Okeelanta Power L.P.
                               Project (AMT), 6.85%,
                               2/15/21                      2,749,948
NR        NR           9,250   Palm Beach County,
                               Osceola Power L.P.
                               Project (AMT), 6.95%,
                               1/1/22                       8,247,485
                                                        -------------
                                                        $  19,239,426
                                                        -------------
                               EDUCATION - 1.0%
NR        AAA        $ 5,500   Volusia County
                               Educational Facilities,
                               Embry-Riddle
                               Aeronautical University
                               Project (CLEE), 6.625%,
                               4/15/22                  $   5,875,210
                                                        -------------
                               ESCROWED - 7.4%
Aaa       AAA        $ 9,225   Dade County, Baptist
                               Hospital of Miami
                               Project, 5.75%, 5/1/21   $   9,285,055
Aaa       AAA          5,000   Florida Municipal Power
                               Agency Stanton II
                               Project (AMBAC),
                               Variable, 10/1/20 (1)        6,048,900
NR        NR           1,675   Mid-Bay Bridge
                               Authority, 6.875%,
                               10/1/22                      1,902,901
A         A            7,255   Hillsborough FL Capital
                               Improvement-Museum of
                               Science, 6.45%, 1/1/22       7,779,754
Aaa       AAA          2,000   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 8.25%, 7/1/14        2,623,300
Aaa       AAA          5,600   St. Lucie FL Utility
                               System, 6.00%, 10/1/20       5,818,176
A         NR           9,810   City of Venice Health
                               Facilities, 5.75%,
                               12/1/24                     10,428,422
                                                        -------------
                                                        $  43,886,508
                                                        -------------
                               GENERAL OBLIGATION - 10.0%
Aa        AA         $22,000   Florida Board of
                               Education, 4.75%, 6/1/22 $  18,986,220
Aa        AA          15,235   Florida Board of
                               Education, 5.00%, 6/1/20    13,894,471
Aa        AA           8,000   Florida Board of General
                               Services, 6.60%, 7/1/17      8,679,200
NR        BBB          5,700   Guam Government, 5.40%,
                               11/15/18                     5,167,335

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Baa1      A            3,000   Puerto Rico, 6.50%,
                               7/1/23                       3,202,650
Baa1      A            3,235   Puerto Rico Public
                               Building Authority,
                               5.50%, 7/1/21                3,059,340
Baa1      A            7,350   Puerto Rico Public
                               Building Authority,
                               5.70%, 7/1/09                7,369,037
                                                        -------------
                                                        $  60,358,253
                                                        -------------
                               HOSPITAL REVENUE - 3.1%
NR        BBB+       $ 3,600   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc.
                               and The Baptist Manor,
                               Inc., 6.75%, 10/1/14     $   3,702,456
NR        BBB+         9,995   Escambia County Health
                               Facilities Authority,
                               Baptist Hospital, Inc.,
                               6.00%, 10/1/14               9,550,722
NR        AA+          4,750   Jacksonville Health
                               Facilities Finance
                               Authority, St. Luke's
                               Hospital Association
                               Project, 6.75%, 11/15/13     5,085,445
                                                        -------------
                                                        $  18,338,623
                                                        -------------
                               HOUSING - 13.6%
NR        AAA        $   630   Broward County HFA SFMR
                               (GNMA), (AMT), 7.35%,
                               3/1/23                   $     652,327
NR        AAA          1,300   Clay County HFA MFMR
                               (GNMA), 7.40%, 12/1/25       1,373,021
Aaa       NR           2,750   Clay County HFA SFMR
                               (GNMA), (AMT), 6.55%,
                               3/1/28                       2,770,405
Aaa       NR             290   Dade County HFA SFMR
                               (GNMA), 7.10%, 3/1/17          301,678
Aaa       NR           1,090   Dade County HFA SFMR
                               (AMT), 7.75%, 9/1/22         1,142,843
Aaa       NR           1,160   Dade County HFA SFMR
                               (GNMA), (AMT), 7.25%,
                               9/1/23                       1,213,569
Aaa       NR              75   Dade County HFA SFMR
                               (GNMA), 7.00%, 3/1/24           77,888
NR        AAA          5,100   Dade County HFA SFMR
                               (GNMA), (AMT) 6.55%,
                               10/1/27                      5,185,017
NR        AAA          5,850   Dade County HFA SFMR
                               (GNMA), (AMT) 6.70%,
                               4/1/28                       6,041,237
Aaa       NR           2,540   Escambia County HFA SFMR
                               (GNMA), (AMT), 7.40%,
                               10/1/23                      2,636,418
Aaa       AAA          7,500   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/17                      7,589,400
Aaa       AAA          5,000   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.90%,
                               10/1/21                      5,059,450

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aaa       AAA          6,250   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.95%,
                               10/1/27                      6,324,125
Aaa       AAA          9,245   Escambia County HFA SFMR
                               (GNMA), (AMT), 6.20%,
                               4/1/22                       9,301,579
NR        AAA          1,125   Florida HFA (FHA),
                               6.35%, 6/1/14                1,169,651
Aa        AA           2,500   Florida HFA (AMT),
                               6.35%, 7/1/28                2,546,575
Aaa       NR             910   Hillsborough County HFA
                               SFMR (GNMA), (AMT),
                               7.875%, 5/1/23                 965,301
NR        AAA          1,695   Orange County HFA SFMR
                               (GNMA), (AMT), 7.375%,
                               9/1/24                       1,780,987
Aaa       NR          12,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.85%,
                               10/1/27                     12,483,840
NR        AAA          8,000   Orange County HFA SFMR
                               (GNMA), (AMT), 6.60%,
                               4/1/28                       8,200,720
Aaa       NR             845   Palm Beach County HFA
                               SFMR (GNMA), 7.60%,
                               3/1/23                         887,394
Aaa       NR           1,455   Polk County HFA SFMR
                               (GNMA), 7.15%, 9/1/23        1,524,753
Baa       BBB          1,400   Puerto Rico Urban
                               Renewal & Housing Corp,
                               7.875%, 10/1/04              1,538,908
Aaa       AAA            770   Puerto Rico Housing
                               Finance Corp SFMR
                               (GNMA), 7.65%, 10/15/22        810,372
                                                        -------------
                                                        $  81,577,458
                                                        -------------
                               INDUSTRIAL
                               DEVELOPMENT/POLLUTION
                               CONTROL REVENUE - 1.9%
Baa1      NR         $ 2,000   Escambia County Champion
                               International (AMT),
                               6.40%, 9/1/30            $   2,011,440
NR        NR           6,000   NJ EDA-Holt Hauling
                               Project (AMT), 9.75%,
                               12/15/16                     6,174,720
Baa1      BBB+         3,000   Puerto Rico Port
                               Authority Revenue,
                               6.25%, 6/1/26                3,034,350
                                                        -------------
                                                        $  11,220,510
                                                        -------------
                               INSURED HEALTHCARE -
                               0.1%
Aaa       AAA        $   500   Alachua County Health
                               Facility, Mental Health
                               Services Project (CGIC),
                               7.75%, 7/1/10            $     557,225
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED HOSPITAL - 6.8%
Aaa       AAA        $ 8,000   Charlotte County Health
                               Care, Bon-Secours Health
                               System Project (FSA),
                               Variable, 8/30/27 (1)    $   8,138,080
Aaa       AAA         23,355   Jacksonville, Health
                               Authority, Daughters of
                               Charity (MBIA), 5.00%,
                               11/15/15                    21,464,647
Aaa       AAA          2,000   Lee County, Memorial
                               Hospital (MBIA),
                               Variable, 4/1/20 (1)         2,228,860
Aaa       AAA          5,265   Orange County Health
                               Facilities Finance
                               Authority, Pooled
                               Hospital Loan
                               Program-Orlando Regional
                               Medical Center & Indian
                               River Memorial Hospital
                               (FGIC), 7.875%, 12/1/25      5,496,449
Aaa       AAA          3,000   Orange County Health
                               Facilities Authority
                               (MBIA), Variable,
                               10/1/21 (1)                  3,320,370
                                                        -------------
                                                        $  40,648,406
                                                        -------------
                               INSURED HOUSING - 2.7%
Aaa       AAA        $ 1,205   Brevard County HFA SFMR
                               (FSA), 7.00%, 3/1/13     $   1,266,708
Aaa       AAA          1,720   Duval County HFA SFMR
                               (FGIC), 7.35%, 7/1/24        1,843,771
Aaa       AAA          6,530   Florida HEFA, Maitland
                               Club Apartment Project
                               (AMBAC) (AMT), 6.875%,
                               8/1/26                       6,806,088
Aaa       AAA          3,000   Florida HFA, Brittany of
                               Rosemont Project (AMBAC)
                               (AMT), 6.875%, 8/1/26        3,115,290
Aaa       AAA          2,675   Lee County SCA MFMR
                               (FSA) (AMT), 7.05%,
                               1/1/30                       2,797,676
                                                        -------------
                                                        $  15,829,533
                                                        -------------
                               INSURED IDR/PCR - 1.5%
Aaa       AAA        $ 8,200   Citrus County PCR
                               (MBIA), 6.35%, 2/1/22    $   8,616,396
                                                        -------------
                               INSURED MISCELLANEOUS - 0.5%
Aaa       AAA        $ 2,000   Escambia County (MBIA),
                               7.20%, 1/1/15            $   2,134,080
Aaa       AAA            799   Osceola County IDA
                               Community Provider
                               Pooled Loan Program,
                               (CGIC), 7.75%, 7/1/10          846,093
                                                        -------------
                                                        $   2,980,173
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED SOLID WASTE - 0.3%
Aaa       AAA        $ 1,500   St. John's County Solid
                               Waste Disposal (FGIC),
                               7.25%, 11/1/10           $   1,664,595
                                                        -------------
                               INSURED SPECIAL TAX
                               REVENUE - 2.8%
Aaa       AAA        $ 3,835   Dade, Professional
                               Sports Franchise (MBIA),
                               0%, 10/1/23              $     804,430
Aaa       AAA          2,250   Dade, Convention Center
                               (AMBAC), 5.00%, 10/1/35      2,004,548
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%,
                               10/1/10                        448,650
Aaa       AAA          1,000   City of Jacksonville
                               (FGIC) (AMT), 0%,
                               10/1/11                        420,610
Aaa       AAA          2,000   City of Jacksonville
                               (FGIC) (AMT), 0%,
                               10/1/12                        787,860
Aaa       AAA          1,185   City of Opa-Locka
                               (FGIC), 7.0%, 1/1/14         1,338,588
Aaa       AAA          5,000   St. Petersburg Excise
                               Tax (FGIC), 5.00%,
                               10/1/16                      4,579,950
Aaa       AAA          2,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/10                        915,800
Aaa       AAA          1,760   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/12                        709,667
Aaa       AAA          2,840   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/14                      1,022,201
Aaa       AAA          4,000   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/15                      1,347,720
Aaa       AAA          4,140   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/16                      1,317,264
Aaa       AAA          2,525   Sunrise Florida Public
                               Facilities (MBIA), 0%,
                               10/1/17                        758,687
                                                        -------------
                                                        $  16,455,975
                                                        -------------
                               INSURED TRANSPORTATION - 6.7%
Aaa       AAA        $ 4,000   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.55%, 10/1/13           $   4,288,880
Aaa       AAA          2,150   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.60%, 10/1/23               2,298,157
Aaa       AAA          5,775   Dade County Aviation
                               Facilities (MBIA) (AMT),
                               6.00%, 10/1/24               5,853,829
Aaa       AAA          8,455   Florida State Turnpike
                               Authority (FGIC), 6.35%,
                               7/1/22                       8,835,136

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aaa       AAA          8,600   Greater Orlando Aviation
                               Authority, Orlando
                               Airport Facilities
                               (FGIC), (AMT), 6.375%,
                               10/1/21 (2)                  8,979,690
Aaa       AAA         10,170   Orlando & Orange County
                               Expressway Authority
                               (FGIC), 5.125%, 7/1/20       9,413,250
                                                        -------------
                                                        $  39,668,942
                                                        -------------
                               INSURED UTILITIES - 3.8%
Aaa       AAA        $ 8,000   Florida Municipal Power
                               Agency Stanton II
                               Project (AMBAC), 4.50%,
                               10/1/27                  $   6,453,200
Aaa       AAA          7,770   Florida Municipal Power
                               Agency Stanton II
                               Project (AMBAC), 4.50%,
                               10/1/16                      6,649,333
Aaa       AAA          4,000   Lakeland Electric &
                               Water (FGIC), 6.00%,
                               10/1/13                      4,264,720
Aaa       AAA          1,540   Manatee County Public
                               Utility (FGIC), 0%,
                               10/1/12                        617,109
Aaa       AAA          2,150   Puerto Rico Electric
                               Power Authority (FSA),
                               Variable, 7/1/02 (1)         2,308,605
Aaa       AAA          2,200   Puerto Rico Electric
                               Power Authority (FSA),
                               Variable, 7/1/03 (1)         2,385,790
                                                        -------------
                                                        $  22,678,757
                                                        -------------
                               INSURED WATER & SEWER - 4.2%
Aaa       AAA        $11,450   Broward County Water &
                               Sewer (AMBAC), 5.125%,
                               10/1/15                  $  10,729,910
Aaa       AAA          9,500   Dade County Water and
                               Sewer System (FGIC),
                               5.00%, 10/1/13               8,909,955
Aaa       AAA          2,000   City of Fort Myers
                               Utility (FGIC), 5.00%,
                               10/1/16                      1,845,420
Aaa       AAA          4,000   Sanford Water and Sewer
                               (AMBAC), 4.50%, 10/1/21      3,350,520
                                                        -------------
                                                        $  24,835,805
                                                        -------------
                               LIFE CARE - 1.2%
NR        NR         $ 6,895   Atlantic Beach, Fleet
                               Landing Project, 8.00%,
                               10/1/24                  $   7,144,737
                                                        -------------
                               NURSING HOMES - 4.3%
NR        NR         $   300   Broward County
                               Industrial Development
                               Authority, Beverly
                               Enterprises-Florida,
                               Inc. Project, 9.80%,
                               11/1/10                  $     332,166
NR        NR             450   Charlotte County
                               Industrial Development
                               Authority, Beverly
                               Enterprises, 10.00%,
                               6/1/11                         507,812

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               NURSING HOMES - (CONTINUED)
NR        NR           6,520   Citrus County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               7.25%, 4/1/03                6,597,784
NR        AAA          4,285   Dade, IDA-Club Care
                               Center Project (GNMA)
                               6.60%, 1/20/18               4,399,410
NR        AAA          5,075   Dade, IDA-Gramercy Park
                               Nursing Care Project
                               (FHA) 6.60%, 8/1/23          5,315,352
NR        NR           2,045   Highlands County
                               Industrial Development
                               Authority, Beverly
                               Enterprises-Florida,
                               Inc. Project, 9.25%,
                               7/1/07                       2,250,073
Baa1      NR           3,750   Jacksonville,
                               Health-Cypress Village
                               Project, 7.00%, 12/01/22     3,900,525
NR        NR             410   Okaloosa County, Beverly
                               Enterprises, 10.75%,
                               10/1/03                        436,087
NR        NR             680   Orange County Industrial
                               Development Authority,
                               Beverly Enterprises,
                               9.25%, 8/1/10                  749,496
NR        NR           1,000   Winter Garden, Beverly
                               Enterprises, 8.75%,
                               7/1/12                       1,089,190
                                                        -------------
                                                        $  25,577,895
                                                        -------------
                               POOLED LOANS - 0.9%
NR        NR         $ 5,000   Osceola County, IDA
                               Community Pooled Loan,
                               7.75%, 7/1/17            $   5,052,700
                                                        -------------
                               SOLID WASTE - 0.7%
A         A          $ 3,745   Broward County Waste
                               Energy Company, L.P.
                               North Project, 7.95%,
                               12/1/08                  $   4,125,155
                                                        -------------
                               SPECIAL TAX REVENUE - 7.7%
A1        A+         $ 8,020   Orange County 5.375%,
                               1/1/24                   $   7,462,129
A1        NR           3,000   City of Orlando, 6.00%,
                               10/1/22                      3,047,850
Baa1      A            7,410   Puerto Rico Highway &
                               Transportation
                               Authority, 5.50%, 7/1/19     7,085,368

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Baa1      A           10,135   Puerto Rico Highway &
                               Transportation
                               Authority, 5.00%, 7/1/22     8,995,117
Baa1      A           10,560   Puerto Rico Highway &
                               Transportation
                               Authority, 5.25%, 7/1/21     9,735,897
Baa1      A            4,750   Puerto Rico Highway &
                               Transportation
                               Authority, 5.00%, 7/1/36     4,148,745
Baa1      A            5,750   Puerto Rico Highway &
                               Transportation
                               Authority, 5.50%, 7/1/36     5,465,605
                                                        -------------
                                                        $  45,940,711
                                                        -------------
                               TRANSPORTATION - 1.7%
NR        NR         $10,140   Mid-Bay Bridge
                               Authority, 6.125%,
                               10/1/22                  $  10,157,238
                                                        -------------
                               UTILITIES - 12.9%
Aa        AA         $ 7,125   Gainesville Utility
                               System, 5.20%, 10/1/22   $   6,718,519
NR        BBB         27,825   Guam Power Authority,
                               5.25%, 10/1/23              24,283,156
Aa1       AA          34,005   Jacksonville Electric
                               Authority, Bulk Power
                               Supply System, Scherer 4
                               Project, 5.25%, 10/1/21     31,892,948
Aa1       AA           2,850   Orlando Utilities
                               Commission Water and
                               Electric, 5.125%,
                               10/1/19                      2,627,729
Aa        AA-          1,750   Orlando Utilities
                               Commission Water and
                               Electric, 5.25%, 10/1/23     1,623,983
Aa        AA-          2,965   Orlando Utilities
                               Commission Water and
                               Electric, 5.50%, 10/1/26     2,847,349
Baa1      BBB+         6,000   Puerto Rico Electric
                               Power Authority, 0%,
                               7/1/17                       1,749,540
Baa1      BBB+           185   Puerto Rico Electric
                               Power Authority, 7.125%,
                               7/1/14                         198,205
A1        AA           2,515   St. Lucie County Solid
                               Waste Disposal, Florida
                               Power & Light Company
                               (AMT), 6.70%, 5/1/27         2,644,196
NR        NR           2,000   Virgin Islands Water &
                               Power Authority, 7.40%,
                               7/1/11                       2,117,680
                                                        -------------
                                                        $  76,703,305
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               UTILITIES - (Continued)
                               WATER & SEWER - 0.4%
Baa1      BBB+       $ 2,500   Hillsborough County
                               Utility, 6.625%, 8/1/11  $   2,636,250
                                                        -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $560,837,654)      $ 595,519,806
                                                        =============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 43.9% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.2% to 13.4% of total investments.

                       See notes to financial statements

                       Massachusetts Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               EDUCATION - 3.6%
Aa1       AA+        $ 1,625   Massachusetts Health and
                               Educational Facilities
                               Authority, HEFA, Amherst
                               College, 6.80%, 11/1/21  $   1,757,096
A1        A+             250   Massachusetts HEFA,
                               Tufts University, 7.75%,
                               8/1/13                         269,148
NR        BBB-         3,690   Massachusetts HEFA,
                               Merrimack College,
                               7.125%, 7/1/12               3,808,656
Aa1       AA           1,000   Massachusetts HEFA,
                               Williams College, 5.75%,
                               7/1/19                       1,010,110
Aa1       AA+          1,000   Massachusetts HEFA,
                               Wellesley College,
                               5.375%, 7/1/19                 953,870
A1        NR           2,000   New England Educational
                               Loan Marketing
                               Corporation, (AMT),
                               6.90%, 11/1/09               2,137,020
                                                        -------------
                                                        $   9,935,900
                                                        -------------
                               ESCROWED - 1.4%
NR        AAA        $10,000   Massachusetts General
                               Obligation Federal
                               Assisted Housing,
                               Section 8, 0%, 2/1/23    $   1,786,500
Baa1      AAA          1,900   Puerto Rico Aqueduct and
                               Sewer Authority,
                               Prerefunded to 7/1/98,
                               7.00%, 7/1/19                2,030,416
                                                        -------------
                                                        $   3,816,916
                                                        -------------
                               GENERAL OBLIGATIONS - 6.4%
Baa1      NR         $ 1,000   City of Lowell, 6.375%,
                               8/15/01                  $   1,060,880
A1        A+           3,400   Commonwealth of
                               Massachusetts, 5.00%,
                               1/1/12                       3,152,854
A1        A+           4,265   Massachusetts Bay
                               Transportation Authority
                               (MBTA), 5.50%, 3/1/21        4,045,523
A1        A+           1,000   MBTA, 5.90%, 3/1/12          1,020,180
NR        BBB          2,145   Government of Guam,
                               5.40%, 11/15/18              1,944,550
A         NR           3,375   Town of Nantucket,
                               6.80%, 12/1/11               3,693,870
Baa1      A              100   Puerto Rico Public
                               Buildings Authority,
                               5.50%, 7/1/21                   94,570
A1        A+             250   University of
                               Massachusetts Building
                               Authority, 7.20%, 5/1/04       282,750
NR        NR           2,350   Virgin Islands Public
                               Finance Authority,
                               7.25%, 10/1/18               2,500,635
                                                        -------------
                                                        $  17,795,812
                                                        -------------
                               HEALTH CARE - 1.3%
NR        AA         $ 1,485   Massachusetts HEFA,
                               (FHA), Deutsches
                               Altenheim, 7.70%,
                               11/1/31                  $   1,592,217

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
NR        AAA          2,100   Massachusetts Industrial
                               Finance Agency, IFA,
                               Heights Crossing, (AMT),
                               6.15%, 2/1/35                2,101,470
                                                        -------------
                                                        $   3,693,687
                                                        -------------
                               HOSPITALS - 11.8%
A         A          $ 3,000   Massachusetts HEFA,
                               Charlton Memorial
                               Hospital, 7.25%, 7/1/13  $   3,187,530
A1        A+             530   Massachusetts HEFA,
                               Spaulding Rehabilitation
                               Hospital, 7.625%, 7/1/21       560,157
Baa1      BBB+         2,000   Massachusetts HEFA, New
                               England Baptist
                               Hospital, 7.35%, 7/1/17      2,118,720
Aa        NR           3,100   Massachusetts HEFA,
                               Daughters of Charity
                               Health System, 6.10%,
                               7/1/14                       3,161,194
Baa       BBB          5,025   Massachusetts HEFA,
                               Sisters of Providence
                               Health System, 6.50%,
                               11/15/08                     5,030,779
Baa       BBB          2,085   Massachusetts HEFA,
                               Sisters of Providence
                               Health System, 6.625%,
                               11/15/22                     2,070,697
NR        A-           1,020   Massachusetts HEFA,
                               Jordan Hospital, 6.875%,
                               10/1/15                      1,059,627
NR        A-           2,870   Massachusetts HEFA,
                               Jordan Hospital, 6.875%,
                               10/1/22                      2,981,500
Baa       BB           5,500   Massachusetts HEFA,
                               Milford-Whitinsville
                               Hospital, 7.75%, 7/15/17     5,730,010
NR        BBB-         2,600   Massachusetts HEFA,
                               North Adams Hospital,
                               6.625%, 7/1/18               2,557,022
NR        NR           9,000   Massachusetts IFA,
                               Biomedical Research
                               Corporation, 0%, 8/1/09      4,051,349
                                                        -------------
                                                        $  32,508,585
                                                        -------------
                               HOUSING - 14.3%
NR        AAA        $ 2,750   Framingham Housing
                               Authority, (GNMA),
                               6.65%, 2/20/32           $   2,802,800
A1        A+           5,855   Massachusetts Housing
                               Finance Agency, HFA,
                               6.375%, 4/1/21               5,894,931
Aa        A+             400   Massachusetts HFA,
                               7.35%, 12/1/16                 422,956
Aaa       AAA          2,750   Massachusetts HFA,
                               (FNMA), 6.90%, 11/15/21      2,918,245
Aaa       AAA          1,000   Massachusetts HFA,
                               (FNMA), 6.875%, 11/15/11     1,073,290

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               HOUSING - (CONTINUED)
Aa        A+           2,795   Massachusetts HFA,
                               (AMT), 7.125%, 6/1/25        2,924,464
Aa        A+           1,500   Massachusetts HFA,
                               (AMT), 8.10%, 12/1/21        1,588,230
Aa        A+           2,195   Massachusetts HFA,
                               (AMT), 8.10%, 6/1/20         2,305,276
Aa        A+           7,250   Massachusetts HFA,
                               (AMT), 6.60%, 12/1/26        7,437,919
Aa        A+           6,400   Massachusetts HFA,
                               (AMT), 6.60%, 12/1/26        6,565,888
Aa        A+           5,500   Massachusetts HFA,
                               (AMT), 6.60%, 12/1/24        5,647,565
                                                        -------------
                                                        $  39,581,564
                                                        -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL - 4.2%
NR        NR         $ 2,075   Massachusetts IFA,
                               Hingham Water Company,
                               (AMT), 6.60%, 12/1/15    $   2,124,115
NR        NR           3,000   Massachusetts IFA,
                               Hingham Water Company,
                               (AMT), 6.90%, 12/1/29        3,081,840
A1        AA-          1,550   Puerto Rico Industrial,
                               Medical and
                               Environmental Pollution
                               Control Authority, The
                               Upjohn Company, 7.50%,
                               12/1/23                      1,688,524
Baa3      BB+          1,000   Puerto Rico Port
                               Authority, American
                               Airlines, (AMT), 6.30%,
                               6/1/23                       1,012,520
Baa3      BB+          3,750   Puerto Rico Port
                               Authority, American
                               Airlines, (AMT), 6.25%,
                               6/1/26                       3,792,938
                                                        -------------
                                                        $  11,699,937
                                                        -------------
                               INSURED EDUCATION - 4.0%
Aaa       AAA        $   315   Massachusetts
                               Educational Finance
                               Authority, (MBIA),
                               (AMT), 7.25%, 1/1/09     $     332,360
Aaa       AAA          2,000   Massachusetts
                               Educational Finance
                               Authority, (AMBAC),
                               (AMT), 7.375%, 1/1/12        2,121,840
Aaa       AAA            250   Massachusetts HEFA,
                               Northeastern University,
                               (AMBAC), 7.50%, 10/1/08        268,828
Aaa       AAA            400   Massachusetts HEFA,
                               Boston University
                               "RIBS", (MBIA),
                               Variable, 10/1/31 (1)          452,008
Aaa       AAA          3,000   Massachusetts HEFA,
                               Tufts University,
                               (FGIC), 5.95%, 8/15/18       3,035,400
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
NR        AAA          5,170   Massachusetts HEFA,
                               Wentworth Institute,
                               (CLEE), 5.50%, 10/1/23       4,806,963
                                                        -------------
                                                        $  11,017,399
                                                        -------------
                               INSURED GENERAL OBLIGATIONS - 1.2%
Aaa       AAA        $ 1,795   City of Boston, (FSA),
                               4.875%, 9/1/09           $   1,689,005
Aaa       AAA          1,000   Commonwealth of Puerto
                               Rico "RIBS", (AMBAC),
                               Variable, 7/1/15 (1)         1,016,500
Aaa       AAA            600   Town of Tyngsborough,
                               (AMBAC), 6.90%, 5/15/08        672,702
                                                        -------------
                                                        $   3,378,207
                                                        -------------
                               INSURED HOSPITALS - 12.9%
Aaa       AAA        $   750   Massachusetts HEFA,
                               Addison Gilbert
                               Hospital, (MBIA), 5.75%,
                               7/1/23                   $     730,943
Aaa       AAA            300   Massachusetts HEFA,
                               Berkshire Health
                               Systems, (MBIA), 7.60%,
                               10/1/14                        325,143
Aaa       AAA          3,750   Massachusetts HEFA, Beth
                               Israel Hospital,
                               (AMBAC), Variable,
                               7/1/25 (1)                   3,788,438
Aaa       AAA          1,500   Massachusetts HEFA,
                               Capital Assist Program,
                               (MBIA), 7.20%, 7/1/09        1,623,780
Aaa       AAA          2,050   Massachusetts HEFA,
                               Fallon Healthcare
                               System, (FSA), 6.75%,
                               6/1/20 (2)                   2,259,654
Aaa       AAA          2,500   Massachusetts HEFA,
                               Fallon Healthcare System
                               (FSA), 6.875%, 6/1/11        2,784,225
Aaa       AAA          2,040   Massachusetts HEFA,
                               Beverly Hospital,
                               (MBIA), 7.30%, 7/1/13        2,208,565
Aaa       AAA            500   Massachusetts HEFA,
                               Baystate Medical Center,
                               (FGIC), 5.00%, 7/1/20          448,730
Aaa       AAA          3,000   Massachusetts HEFA, The
                               Medical Center of
                               Central Massachusetts,
                               (AMBAC), "CARS",
                               Variable, 6/23/22 (1)        3,363,270
Aaa       AAA          2,000   Massachusetts HEFA, St.
                               Elizabeth Hospital
                               Issue, "LEVRRS", (FSA),
                               Variable, 8/15/21 (1)        2,274,120
Aaa       AAA          2,600   Massachusetts HEFA,
                               Saint Luke's Hospital,
                               "Yield Curve Notes",
                               (MBIA), Variable,
                               8/15/23 (1)                  2,542,150

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED HOSPITALS - (CONTINUED)
Aaa       AAA          2,600   Massachusetts HEFA,
                               Saint Luke's Hospital,
                               "Yield Curve Notes",
                               (MBIA), Variable,
                               8/15/13 (1)                  2,560,194
Aaa       AAA          1,200   Massachusetts HEFA,
                               University Hospital,
                               (MBIA), 7.25%, 7/1/19        1,314,864
Aaa       AAA          2,430   Massachusetts HEFA,
                               Lahey Clinic, (MBIA),
                               5.375%, 7/1/23               2,259,171
Aaa       AAA          1,000   Massachusetts HEFA, New
                               England Medical Center,
                               (FGIC), 6.50%, 7/1/12        1,051,970
NR        AAA          2,625   Massachusetts HEFA,
                               Winchester Hospital,
                               (CLEE), 5.75%, 7/1/14        2,570,453
NR        AAA          3,650   Massachusetts HEFA,
                               Winchester Hospital,
                               (CLEE), 5.75%, 7/1/24        3,507,978
                                                        -------------
                                                        $  35,613,648
                                                        -------------
                               INSURED HOUSING - 2.5%
Aaa       AAA        $ 2,500   Massachusetts HFA,
                               (AMT), (AMBAC), 6.40%,
                               12/1/15                  $   2,526,325
Aaa       AAA          2,000   Massachusetts HFA,
                               (AMBAC), 6.45%, 1/1/36       2,063,880
Aaa       AAA          2,225   Massachusetts HFA,
                               (AMT), (MBIA), 6.375%,
                               12/1/19                      2,238,773
                                                        -------------
                                                        $   6,828,978
                                                        -------------
                               INSURED TRANSPORTATION - 2.3%
Aaa       AAA        $ 5,860   Massachusetts Port
                               Authority, (AMT),
                               (FGIC), 7.50%, 7/1/20    $   6,396,659
                                                        -------------
                               INSURED UTILITY - 2.0%
Aaa       AAA        $ 5,610   Massachusetts Municipal
                               Wholesale Electric
                               Company, (MBIA), 6.00%,
                               7/1/18                   $   5,655,385
                                                        -------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 3.5%
NR        A-         $ 7,800   Plymouth County,
                               Massachusetts
                               Correctional Facility
                               Project, 7.00%, 4/1/22   $   8,549,346
NR        BBB          1,200   Puerto Rico Industrial,
                               Tourist, Educational,
                               Medical and
                               Environmental Control
                               Authority, Guaynabo
                               Lease, 5.625%, 7/1/22        1,095,912
                                                        -------------
                                                        $   9,645,258
                                                        -------------
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               NURSING HOMES - 2.2%
NR        NR         $ 2,400   Massachusetts HEFA,
                               Fairview Care
                               Facilities, 10.25%,
                               1/1/21                   $   2,717,400
NR        NR           3,225   Massachusetts IFA, Age
                               Institute of
                               Massachusetts, 8.05%,
                               11/1/25                      3,234,740
                                                        -------------
                                                        $   5,952,140
                                                        -------------
                               SOLID WASTE - 0.5%
NR        NR         $ 1,245   City of Pittsfield,
                               Vicon Recovery
                               Associates Project,
                               7.95%, 11/1/04           $   1,295,236
                                                        -------------
                               SPECIAL TAX REVENUE - 2.8%
A1        AA         $ 3,000   Commonwealth of
                               Massachusetts, 6.00%,
                               6/1/13                   $   3,047,070
A1        AA-          4,560   Commonwealth of
                               Massachusetts, 5.80%,
                               6/1/14                       4,579,654
                                                        -------------
                                                        $   7,626,724
                                                        -------------
                               TRANSPORTATION - 8.3%
NR        BBB        $ 5,950   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23    $   6,058,409
Aa        AA-          9,800   Massachusetts Port
                               Authority, 6.00%, 7/1/23     9,938,572
A1        A+           7,750   Massachusetts Turnpike
                               Authority, 5.00%, 1/1/20     6,837,438
                                                        -------------
                                                        $  22,834,419
                                                        -------------
                               UTILITIES - 5.7%
NR        BBB        $ 2,765   Guam Power Authority,
                               5.25%, 10/1/23           $   2,413,043
Baa       BBB+         3,500   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.75%, 7/1/11       3,682,385
Baa       BBB+         9,060   Massachusetts Municipal
                               Wholesale Electric
                               Company, 6.625%, 7/1/18      9,577,779
Baa1      BBB+           150   Puerto Rico Electric
                               Power Authority, 5.50%,
                               7/1/20                         142,739
                                                        -------------
                                                        $  15,815,946
                                                        -------------
                               WATER & SEWER - 9.1%
Baa1      BBB        $12,185   City of Boston
                               Massachusetts Harbor
                               Electric Energy Company
                               Project, (AMT), 7.375%,
                               5/15/15                  $  13,112,888

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               WATER & SEWER - (CONTINUED)
A         A            1,500   MWRA, 5.25%, 3/1/13          1,423,980
A         A            5,175   MWRA, 5.00%, 3/1/22          4,609,010
A         A            4,165   MWRA, 5.25%, 12/1/15         3,957,162
NR        NR           2,000   Virgin Islands Water and
                               Power Authority, 7.60%,
                               1/1/12                       2,150,401
                                                        -------------
                                                        $  25,253,441
                                                        -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $259,784,548)      $ 276,345,841
                                                        =============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 22.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.6% to 8.1% of total investments.

                       See notes to financial statements

                        Mississippi Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               ESCROWED - 2.0%
Aaa       NR         $ 1,500   Mississippi Housing
                               Finance Corporation,
                               SFMR, (AMT), 0%, 6/1/15  $     502,230
                                                          -----------
                               EDUCATION - 1.9%
NR        A          $   470   University of
                               Mississippi Educational
                               Building Athletic
                               Facility, 6.20%, 6/1/16  $     478,150
                                                          -----------
                               GENERAL OBLIGATIONS - 4.7%
Aa        AA-        $   200   State of Mississippi,
                               5.10%, 11/15/12          $     190,686
Aa        AA-            500   State of Mississippi,
                               6.75%, 12/1/14                 545,750
Baa1      A              500   Puerto Rico Aquaduct and
                               Sewer Authority, 5.00%,
                               7/1/19                         451,525
                                                          -----------
                                                        $   1,187,961
                                                          -----------
                               HOSPITAL - 3.7%
A         NR         $ 1,000   Mississippi Hospital
                               Equipment & Facilities
                               Authority, Rankin
                               Medical Center, 5.60%,
                               3/1/19                   $     931,220
                                                          -----------
                               HOUSING - 10.4%
Aa        NR         $   500   Hinds County, Woodridge
                               Apartments, (FHA) 6.25%,
                               11/1/27                  $     506,484
Aaa       NR             945   Mississippi Home
                               Corporation, SFMR,
                               Access Program, (AMT),
                               (GNMA) 8.125%, 12/1/24       1,044,320
Aaa       NR             460   Mississippi Home
                               Corporation, SFMR,
                               Access Program, (AMT),
                               (GNMA) 8.10%, 12/1/24          508,420
Aaa       NR             500   Mississippi Home
                               Corporation, SFMR,
                               Access Program, (AMT),
                               (GNMA) 6.00%, 12/1/27          538,280
                                                          -----------
                                                        $   2,597,504
                                                          -----------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 12.6%
NR        A-         $   400   Jackson County,
                               International Paper
                               Company, (AMT), 5.55%,
                               10/1/17                  $     385,596
A2        A            1,000   Lowndes County,
                               Weyerhaeuser Company,
                               6.80%, 4/1/22                1,119,320
NR        AA-            500   Mississippi Business
                               Finance Corp., (AMT),
                               7.15%, 5/1/16 (2)              545,725

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Baa3      BB+            490   Commonwealth of Puerto
                               Rico, Port American
                               Airlines, 6.25%, 6/1/26        495,611
A3        A-             600   Warren County,
                               International Paper
                               Company, (AMT), 6.60%,
                               3/1/19                         615,846
                                                          -----------
                                                        $   3,162,098
                                                          -----------
                               INSURED EDUCATION - 4.2%
Aaa       AAA        $ 1,000   Mississippi Educational
                               Facilities Authority,
                               Milsaps College, (MBIA)
                               6.50%, 11/1/19           $   1,063,780
                                                          -----------
                               INSURED GENERAL OBLIGATIONS - 5.7%
Aaa       AAA        $   500   Hinds County, (MBIA)
                               6.25%, 3/1/11            $     535,405
Aaa       AAA          1,000   Desoto County School
                               District, (MBIA) 4.75%,
                               2/1/13                         892,980
                                                          -----------
                                                        $   1,428,385
                                                          -----------
                               INSURED HOSPITALS - 18.2%
Aaa       AAA        $   750   Alcorn County, Magnolia
                               Regional Health Center,
                               (AMBAC) 5.75%, 10/1/13   $     753,023
Aaa       AAA          1,000   City of Gulfport,
                               Gulfport Memorial
                               Hospital, (MBIA) 6.20%,
                               7/1/18                       1,042,950
Aaa       AAA          1,275   Hinds County,
                               Mississippi Methodist
                               Hospital, (AMBAC) 5.60%,
                               5/1/12                       1,265,769
Aaa       AAA          1,000   Mississippi Hospital
                               Equipment and Facilities
                               Authority, Mississippi
                               Baptist Medical Center,
                               (MBIA) 6.00%, 5/1/13         1,025,920
Aaa       AAA            500   Mississippi Development
                               Bank, Adams County
                               Hospital, 5.75%, 7/1/16        493,560
                                                          -----------
                                                        $   4,581,222
                                                          -----------
                               INSURED HOUSING - 2.1%
Aaa       NR         $   500   Mississippi Home
                               Corporation, SFMR,
                               (AMT), (GNMA) 6.625%,
                               4/1/27                   $     516,990
                                                          -----------
                               INSURED LEASE/CERTIFICATE OF
                               PARTICIPATION - 4.0%
Aaa       AAA        $ 1,000   Medical Center Building
                               Corporation, University
                               of Mississippi Medical
                               Center, (MBIA) 5.80%,
                               12/1/14                  $   1,002,190
                                                          -----------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED UTILITIES - 6.5%
Aaa       AAA        $ 1,250   Jackson County, Gautier
                               Utility District, (MBIA)
                               6.375%, 3/1/12           $   1,310,338
Aaa       AAA            300   Puerto Rico, Electric
                               Power Authority, (FSA),
                               Variable 7/1/03 (1)            325,335
                                                          -----------
                                                        $   1,635,673
                                                          -----------
                               INSURED WATER & SEWER - 2.0%
Aaa       AAA        $   500   City of Natchez,
                               Combined Water and Sewer
                               System, (MBIA) 5.70%,
                               8/1/17                   $     495,740
                                                          -----------
                               HEALTH CARE - 2.0%
NR        NR         $   300   Mississippi Business
                               Finance Corporation,
                               Magnolia Healthcare,
                               7.99%, 7/1/25            $     296,610
NR        NR             200   City of Ridgeland Urban
                               Renewal, The Orchard,
                               LTD., 7.75%, 12/1/15           202,346
                                                          -----------
                                                        $     498,956
                                                          -----------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 7.9%
NR        A          $ 1,000   Mississippi Development
                               Bank, Golden Triangle
                               Solid Waste, 6.00%,
                               7/01/15                  $     981,150
A         NR           1,000   Mississippi University
                               Educational Building
                               Corp., Facilities
                               Renovation, 6.15%,
                               6/15/15                      1,014,670
                                                          -----------
                                                        $   1,995,820
                                                          -----------
                               SPECIAL TAX - 4.6%
Baa1      A          $ 1,000   Puerto Rico, Highway and
                               Transportation
                               Authority, 5.25%, 7/1/21 $     921,960
Baa1      A              250   Puerto Rico, Highway and
                               Transportation
                               Authority, 5.50%, 7/1/36       237,633
                                                          -----------
                                                        $   1,159,593
                                                          -----------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               UTILITIES - 7.5%
NR        BBB        $   810   Guam Power Authority,
                               6.625%, 10/1/14          $     839,630
Baa3      NR           1,000   Warren County,
                               Mississippi Power &
                               Light Company Project,
                               7.00%, 4/1/22                1,053,090
                                                          -----------
                                                        $   1,892,720
                                                          -----------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $23,820,442)       $  25,130,232
                                                          ===========

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 51.1% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.3% to 29.3% of total investments.

                       See notes to financial statements

                         New York Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               ASSISTED LIVING - 0.3%
NR        NR         $ 1,970   Village of North
                               Syracuse Housing
                               Authority, (AJM Senior
                               Housing, Inc. Janus Park
                               Project), 8.00%, 6/1/24  $   1,959,007
                                                         ------------
                               EDUCATION - 15.1%
A         NR         $ 1,000   Dutchess County IDA,
                               Bard College, 7.00%,
                               11/1/17                  $   1,084,560
A1        NR           6,170   Monroe County IDA,
                               Wilmur Assoc., 7.25%,
                               12/1/16                      6,378,855
Baa       BBB-         1,660   City of New Rochelle IDA
                               Civic Facilities,
                               College of New Rochelle,
                               6.75%, 7/1/22                1,698,877
Baa1      BBB+         1,300   Dormitory Authority,
                               State University
                               Educational Facilities,
                               7.50%, 5/15/11               1,518,517
Aaa       AA+          6,895   Dormitory Authority,
                               State University
                               Educational Facilities,
                               4.75%, 7/1/14                6,140,825
Aa        AA           2,650   Dormitory Authority,
                               Vassar College, 5.00%,
                               7/1/15                       2,452,178
Baa1      BBB+           415   Dormitory Authority,
                               State University
                               Educational Facilities,
                               7.375%, 5/15/14                452,421
Baa1      BBB+         9,850   Dormitory Authority,
                               State University
                               Educational Facilities,
                               5.25%, 5/15/15               9,089,875
Baa1      BBB+        24,605   Dormitory Authority,
                               State University
                               Educational Facilities,
                               5.25%, 5/15/19              22,505,701
Baa1      BBB+         6,805   Dormitory Authority,
                               State University
                               Educational Facilities,
                               5.25%, 5/15/21               6,160,430
NR        AA           1,300   Dormitory Authority, New
                               York Medical College
                               (Asset Guaranty),
                               6.875%, 7/1/21               1,402,570
Baa1      BBB+        32,000   Dormitory Authority,
                               State University
                               Educational Facilities,
                               5.50%, 5/15/13              30,751,680
                                                         ------------
                                                        $  89,636,489
                                                         ------------
                               ELECTRIC UTILITIES -
                               4.5%
A1        A          $ 2,500   New York State Energy
                               Research & Development
                               Authority, Brooklyn
                               Union Gas (RIBS)(AMT),
                               Variable, 7/1/26 (1)     $   2,952,600
A1        A+             500   New York State Energy
                               Research & Development
                               Authority, Consolidated
                               Edison (AMT), 7.75%,
                               1/1/24                         524,500

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
A1        A+           2,365   New York State Energy
                               Research & Development
                               Authority, Consolidated
                               Edison (AMT), 7.50%,
                               7/1/25                       2,537,148
A1        A+           1,000   New York State Energy
                               Research & Development
                               Authority, Consolidated
                               Edison (AMT), 7.50%,
                               1/1/26                       1,076,510
Aa        AA-         17,445   Power Authority of the
                               State of New York,
                               5.25%, 1/1/18               16,280,023
NR        NR           3,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                       3,176,520
                                                         ------------
                                                        $  26,547,301
                                                         ------------
                               ESCROWED - 9.6%
Aaa       AAA        $   725   Albany Municipal Water
                               (MBIA), 7.50%, 12/1/17   $     787,915
Aaa       BBB          1,000   Dormitory Authority,
                               City University, 7.625%,
                               7/1/20                       1,123,410
Aaa       BBB+         1,530   Dormitory Authority,
                               State University
                               Educational Facilities,
                               7.70%, 5/15/12               1,717,670
Baa1      BBB+         2,000   Dormitory Authority,
                               State University
                               Educational Facilities,
                               5.50%, 5/15/19               1,891,120
Baa1      BBB-         2,250   Dormitory Authority,
                               Upstate Community
                               College, 7.20%, 7/1/21       2,527,718
Baa1      NR           2,000   Dormitory Authority,
                               Upstate Community
                               College, 7.30%, 7/1/21       2,255,280
Aaa       AAA            500   Erie County Water
                               Authority, Water Works
                               System, (AMBAC) 6.00%,
                               12/1/08                        531,960
Aaa       AAA            500   Metropolitan
                               Transportation Authority
                               Commuter Facilities
                               Bonds, 7.50%, 7/1/19           557,455
Aaa       AAA          1,000   New York Local
                               Government Assistance
                               Corporation (LGAC),
                               7.00%, 4/1/16                1,112,750
Aaa       AAA          1,500   New York, LGAC, 6.75%,
                               4/1/21                       1,670,610
Aaa       BBB          1,000   New York State Housing
                               Finance Agency (HFA),
                               Service Contracts,
                               7.80%, 9/15/01               1,143,750
Aaa       AAA          1,775   New York State HFA,
                               Service Contracts,
                               7.375%, 9/15/21              2,028,452

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               ESCROWED - (CONTINUED)
Aaa       BBB+            90   New York State Medical
                               Care Facilities Finance
                               Agency, (MCFFA), Mental
                               Health Services
                               Facilities, 7.75%,
                               8/15/10                        100,586
Aaa       AAA            450   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.875%,
                               8/15/08                        510,889
Aaa       AAA          3,320   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.50%,
                               2/15/21                      3,751,135
Aaa       NR           8,100   New York State Urban
                               Development Corporation
                               (UDC) Correctional
                               Facilities, 6.50%,
                               1/1/21                       8,686,521
Baa1      BBB          4,750   New York State Thruway
                               Authority, Local Highway
                               and Bridge Service
                               Contract Bonds, 7.25%,
                               1/1/10 (2)                   5,288,650
Baa1      BBB            500   New York State UDC,
                               Alfred Technology,
                               7.875%, 1/1/20                 559,015
Baa1      BBB            750   New York State UDC,
                               Clarkson Center, 7.80%,
                               1/1/20                         852,308
Baa1      BBB            750   New York State UDC,
                               Clarkson Center, 8.00%,
                               1/1/20                         854,903
Aaa       AAA          5,350   New York State UDC,
                               Onondaga Co. Convention
                               Center, 7.875, 1/1/10        6,106,222
Aaa       AAA            500   Oyster Bay (FGIC),
                               6.60%, 2/15/12                 548,360
Aaa       AAA            450   Oyster Bay (FGIC),
                               6.60%, 2/15/13                 493,524
NR        AA-            500   Power Authority of the
                               State of New York,
                               8.00%, 1/1/17                  532,560
NR        AAA          1,760   Puerto Rico Highway &
                               Transportation
                               Authority, 6.625%,
                               7/1/18                       1,958,282
Baa1      AAA          3,750   Puerto Rico Aqueduct &
                               Sewer Authority, 7.875%,
                               7/1/17                       4,062,113
Baa1      AAA          4,840   Puerto Rico Highway and
                               Transportation
                               Authority, 6.625%,
                               7/1/18                       5,385,274
                                                         ------------
                                                        $  57,038,432
                                                         ------------
                               GENERAL OBLIGATIONS - 1.3%
Baa1      BBB+       $   120   New York City, 8.25%,
                               11/15/16                 $     137,923
Baa1      BBB+         4,000   New York City, 7.50%,
                               2/1/18                       4,394,040
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aa        AA           1,700   Onondaga County, 5.875%,
                               2/15/11                      1,776,381
Aa        AA           1,600   Onondaga County, 5.875%,
                               2/15/12                      1,654,832
                                                         ------------
                                                        $   7,963,176
                                                         ------------
                               HEALTH CARE - 16.8%
NR        AAA        $ 6,705   Dormitory Authority,
                               United Health Services,
                               FHA Insured Mortgage,
                               7.35%, 8/1/29            $   7,222,760
NR        AA           1,000   Dormitory Authority, St.
                               Johns, FHA Insured
                               Nursing Home 6.05%,
                               2/1/16                       1,019,610
Baa1      BBB+        10,000   Dormitory Authority,
                               Mental Health Facilities
                               5.375%, 2/15/26              8,964,200
Aa        AA             750   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.35%, 2/15/29                 805,725
NR        AAA          3,395   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.125%, 2/15/14              3,513,248
NR        AA           9,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.70%, 8/15/23               9,458,640
Aa        AA           6,600   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.20%, 2/15/31               7,132,422
Aa        AA           1,500   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.95%, 2/15/32               1,597,650
Aa        AA           2,190   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               7.00%, 8/15/32               2,350,220
Aa        AA           1,050   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.75%, 2/15/12               1,116,119
Aa        AA           1,000   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.55%, 8/15/12               1,044,180
NR        AA+          2,670   New York State MCFFA,
                               Hospital and Nursing
                               Insured Mortgage (FHA),
                               6.10%, 8/15/15               2,720,169
Aa        AA           3,500   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/14        3,619,700

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               HEALTH CARE - (CONTINUED)
Aa        AA           6,550   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.25%, 8/15/15        6,781,805
Aa        AA           6,625   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 6.20%, 8/15/15        6,798,244
Aa        AA             950   New York State MCFFA,
                               Insured Mortgage Project
                               (FHA), 7.45%, 8/15/31        1,038,388
Baa1      BBB+         1,610   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.625%,
                               8/15/17                      1,797,951
Baa1      BBB+           145   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.75%,
                               8/15/10                        159,326
Baa1      BBB+           495   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.875%,
                               8/15/08                        552,237
Baa1      BBB+         1,230   New York State MCFFA,
                               Mental Health Services
                               Facilities, 7.50%,
                               2/15/21                      1,360,823
Baa       NR           5,540   New York State MCFFA,
                               Secured Hospital, 7.35%,
                               8/15/11                      5,929,296
Baa       BBB         19,700   New York State MCFFA,
                               Secured Hospital
                               (Brookdale), 6.80%,
                               8/15/12                     20,500,214
Baa1      BBB+         4,785   New York State MCFFA,
                               Mental Health Services
                               Facilities, Series 1994
                               A, 5.25%, 8/15/23            4,199,220
                                                         ------------
                                                        $  99,682,147
                                                         ------------
                               HOSPITALS - 0.8%
Aa        AAA        $ 1,500   Dormitory Authority,
                               Long Island Jewish
                               Medical Center (FHA),
                               7.75%, 8/15/27           $   1,588,305
NR        AAA          1,000   Dormitory Authority, St.
                               Francis Hospital (FHA),
                               7.65%, 8/1/30                1,101,470
Baa1      BBB+         1,800   Syracuse Industrial
                               Development Agency
                               (IDA), St. Joseph's
                               Hospital Health Center,
                               7.50%, 6/1/18                1,909,800
                                                         ------------
                                                        $   4,599,575
                                                         ------------
                               HOUSING - 5.9%
NR        NR         $ 4,662   New York City Housing
                               Development Corporation
                               (HDC), Allerville
                               Project, 6.50%, 11/15/18 $   4,772,466
NR        NR           2,044   New York City HDC,
                               Dayton Project, 6.50%
                               11/15/18                     2,068,286
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
NR        AAA          2,550   New York City HDC,
                               Multi-Unit Management,
                               7.35%, 6/1/19                2,683,620
Baa       A            4,750   New York City HDC,
                               General Housing, 6.50%,
                               5/1/22                       4,750,000
Aa        AAA            235   New York State Housing
                               Finance Agency, Baytown,
                               7.10%, 8/15/35                 248,942
Aa        NR             510   New York State Mortgage
                               Agency, 7.70%, 10/1/12         545,924
Aa        NR           8,750   New York State Mortgage
                               Agency, 6.90%, 4/1/15        9,316,563
Aa        NR             500   New York State Mortgage
                               Agency, 6.65%, 4/1/22          518,770
Aa        NR           1,000   New York State Mortgage
                               Agency, 7.50%, 4/1/15        1,081,050
Aa        NR           1,600   New York State Mortgage
                               Agency (AMT), 7.95%,
                               10/1/21                      1,712,832
Aa        NR           6,350   New York State Mortgage
                               Agency (AMT), 6.40%,
                               10/1/20                      6,433,122
Baa       BBB            350   Puerto Rico Commonwealth
                               Urban Renewal & Housing
                               Corporation, 7.875%,
                               10/1/04                        384,727
Aaa       AAA            365   Puerto Rico Housing
                               Financial Corporation
                               Single-Family (GNMA),
                               7.65%, 10/15/22                384,137
                                                         ------------
                                                        $  34,900,439
                                                         ------------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE - 0.5%
Baa3      BB+        $ 2,800   Port Authority of New
                               York and New Jersey,
                               Delta Airlines LaGuardia
                               Airport, 6.95%, 6/1/08   $   2,983,932
                                                         ------------
                               INSURED COLLEGES &
                               UNIVERSITIES - 0.4%
Aaa       AAA        $ 2,000   Dormitory Authority, New
                               York University (MBIA),
                               5.00%, 7/1/11            $   1,872,820
Aaa       AAA            450   Dormitory Authority,
                               Colgate University
                               (MBIA), 6.00%, 7/1/16          471,843
                                                         ------------
                                                        $   2,344,663
                                                         ------------
                               INSURED GENERAL OBLIGATION - 0.0%
Aaa       AAA        $ 1,035   Erie County Water
                               Authority (AMBAC), 0%,
                               12/1/17                  $     226,955
                                                         ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED GENERAL
                               OBLIGATIONS LOCAL - 1.7%
Aaa       AAA        $   465   Chautauqua County
                               Unlimited Tax (FGIC),
                               7.30%, 4/1/07            $     544,445
Aaa       AAA            520   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/08                 571,594
Aaa       AAA            770   Chautauqua County
                               Unlimited Tax (FGIC),
                               6.40%, 9/15/09                 843,304
Aaa       AAA            725   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/07         831,684
Aaa       AAA            600   Jamestown, (Secondary
                               AMBAC), 7.00%, 3/15/08         688,920
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/09         809,585
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/10         811,986
Aaa       AAA            700   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/11         813,687
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/12         785,639
Aaa       AAA            675   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/13         786,078
Aaa       AAA            515   Jamestown, (Secondary
                               AMBAC), 7.10%, 3/15/14         599,671
Aaa       AAA          2,000   New York City (AMBAC),
                               7.00%, 8/1/17                2,218,080
                                                         ------------
                                                        $  10,304,673
                                                         ------------
                               INSURED GENERAL
                               OBLIGATIONS SCHOOL
                               DISTRICT - 0.3%
Aaa       AAA        $   700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/08                  $     814,709
Aaa       AAA            700   Bethlehem Central School
                               District (AMBAC), 7.10%,
                               11/1/09                        814,135
                                                         ------------
                                                        $   1,628,844
                                                         ------------
                               INSURED GENERAL
                               OBLIGATIONS (TERRITORY) - 0.8%
Aaa       AAA        $ 4,500   Commonwealth of Puerto
                               Rico Public Improvement
                               Residual Interest Tax
                               Exempt Securities (FSA),
                               Variable, 7/1/22 (1)     $   4,628,340
                                                         ------------
                               INSURED HEALTH CARE - 3.5%
Aaa       AAA        $12,630   New York State Dormitory
                               Authority, Mental Health
                               Facilities (MBIA)
                               5.125%, 8/15/21          $  11,622,758

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aaa       AAA          1,500   New York State MCFFA,
                               Long Term Health Care
                               (FSA), 6.80%, 11/1/14        1,602,690
Aaa       AAA          1,300   New York State MCFFA,
                               New York Hospital FHA
                               Insured Mortgage
                               (AMBAC), 6.60%, 2/15/11      1,419,522
Aaa       AAA          5,400   New York State MCFFA,
                               New York Hospital FHA
                               Insured Mortgage
                               (AMBAC), 6.75%, 8/15/14      5,889,240
                                                         ------------
                                                        $  20,534,210
                                                         ------------
                               INSURED HOUSING - 0.1%
Aaa       AAA        $   500   New York City HDC,
                               Charter Oaks (MBIA),
                               7.375% 4/1/17            $     518,075
                                                         ------------
                               INSURED MISCELLANEOUS - 0.1%
Aaa       AAA        $   500   New York City IDA, (USTA
                               National Tennis Center
                               Incorporated Project)
                               (FSA), 6.375%, 11/15/14  $     530,770
                                                         ------------
                               INSURED MUNICIPAL
                               ELECTRIC - 2.0%
Aaa       AAA        $12,150   New York State Energy
                               Research & Development
                               Authority, Brooklyn
                               Union Gas, (MBIA),
                               5.50%, 1/1/21            $  11,815,997
                                                         ------------
                               INSURED SOLID WASTE - 1.5%
Aaa       AAA        $ 1,650   Dutchess County Resource
                               Recovery Solid Waste
                               (FGIC), 7.50%, 1/1/09    $   1,788,666
Aaa       AAA          6,795   Islip Resource Recovery
                               Agency (MBIA), 6.50%,
                               7/1/09                       7,390,106
                                                         ------------
                                                        $   9,178,772
                                                         ------------
                               INSURED TOLL & TURNPIKE - 1.1%
NR        AAA        $ 3,000   Triborough Bridge &
                               Tunnel Authority,
                               (TBTA), Residual
                               Interest Tax Exempt
                               Securities (MBIA),
                               Variable, 1/1/19 (1)     $   3,042,750
Aaa       AAA          3,000   TBTA, Residual Interest
                               Tax Exempt Securities
                               (AMBAC) Variable, 1/1/12
                               (1)                          3,221,730
                                                         ------------
                                                        $   6,264,480
                                                         ------------
                               INSURED UTILITY OTHER - 0.8%
Aaa       AAA        $ 5,000   Puerto Rico Telephone
                               Authority, (MBIA),
                               Variable, 1/25/07 (1)    $   4,954,050
                                                         ------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED WATER & SEWER - 0.0%
Aaa       AAA        $   275   Albany Municipal Water
                               Financial Authority
                               (MBIA), 7.50%, 12/1/17   $     295,243
                                                         ------------
                               LEASE/CERTIFICATE OF
                               PARTICIPATION - 11.2%
Baa1      BBB        $ 5,100   Dormitory Authority,
                               City University, 7.00%,
                               7/1/09                   $   5,655,084
Baa1      BBB          4,325   Dormitory Authority,
                               City University, 7.50%,
                               7/1/10                       4,978,681
Baa1      BBB         15,815   Dormitory Authority,
                               City University, 5.75%,
                               7/1/13                      15,612,726
Baa1      BBB          5,500   Dormitory Authority,
                               City University, 5.625%,
                               7/1/16                       5,305,740
Baa1      BBB+        13,380   New York State HFA
                               Health Facilities,
                               6.00%, 5/1/06               13,505,237
Baa1      BBB            250   Dormitory Authority,
                               City University, 6.375%,
                               7/1/08                         260,895
NR        BBB          5,865   New York State Thruway
                               Authority, 0%, 1/1/01        4,648,951
NR        BBB          2,350   New York State Thruway
                               Authority, 0%, 1/1/03        1,649,418
Baa1      BBB         12,200   New York State UDC,
                               5.70%, 4/1/20               11,861,694
A         A            1,825   Syracuse - Hancock
                               International Airport,
                               6.625%, 1/1/12               1,913,914
NR        BBB          1,000   Dormitory Authority,
                               City University,
                               (Cross-over Refunded
                               '98) 8.125%, 7/1/08          1,083,850
                                                         ------------
                                                        $  66,476,190
                                                         ------------
                               MISCELLANEOUS - 1.7%
Aa        AA-        $   200   City of New York
                               Municipal Assistance
                               Corporation, 7.50%,
                               7/1/08                   $     213,778
Aa        AA-            485   City of New York
                               Municipal Assistance
                               Corporation, 7.625%,
                               7/1/08                         519,420
Aa        AA-            635   City of New York
                               Municipal Assistance
                               Corporation, 7.625%,
                               7/1/08                         695,655
NR        NR           1,300   New York City IDA, (YMCA
                               of Greater New York),
                               8.00%, 8/1/16                1,385,787
Aaa       AAA          7,000   VRDC-IVRC Trust, (NY
                               MTA), Variable, 6/26/02
                               (1)                          7,128,450
                                                         ------------
                                                        $   9,943,090
                                                         ------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               SOLID WASTE - 2.1%
A         NR         $ 2,665   Hempstead IDA Resource
                               Recovery, American
                               Refunding Fuel
                               Co.,7.40%, 12/1/10       $   2,727,494
Baa       NR           9,530   New York State EFC
                               Resource Recovery,
                               Huntington Project,
                               7.50%, 10/1/12              10,033,184
                                                         ------------
                                                        $  12,760,678
                                                         ------------
                               SPECIAL TAX REVENUE - 11.8%
A         A          $ 4,750   New York State LGAC,
                               5.25%, 4/1/16            $   4,516,395
A         A            5,225   New York State LGAC,
                               5.50%, 4/1/17                5,118,096
A         A            3,300   New York State LGAC,
                               6.875%, 4/1/19               3,594,459
A         A            4,000   New York State LGAC,
                               5.50%, 4/1/21                3,834,000
A         A           26,170   New York State LGAC,
                               5.00%, 4/1/23               23,288,945
A         A            5,000   New York State LGAC,
                               5.00%, 4/1/21                4,528,700
A         A           21,000   New York State LGAC,
                               5.00%, 4/1/21               18,766,860
NR        BBB+         2,630   New York State Municipal
                               Bond Bank Agency,
                               6.875%, 3/15/06              2,811,943
Baa1      BBB          3,335   TBTA, Convention Center,
                               6.00%, 1/1/11                3,382,524
                                                         ------------
                                                        $  69,841,922
                                                         ------------
                               TRANSPORTATION - 2.7%
A1        AA-        $ 1,500   Port Authority of New
                               York and New Jersey
                               (AMT), Variable, 1/15/27
                               (1)                      $   1,551,960
Aa        A+          11,580   TBTA General Purpose,
                               5.50%, 1/1/17               11,592,854
Aa        A+           2,500   TBTA General Purpose,
                               6.125%, 1/1/21               2,676,125
                                                         ------------
                                                        $  15,820,939
                                                         ------------
                               WATER & SEWER REVENUE - 3.4%
Aa        A          $11,050   New York State EFC,
                               State Water Pollution
                               Control, 6.875%, 6/15/10 $  12,101,850
Aa        A+           4,545   New York State EFC,
                               State Water Pollution
                               Control, 7.20%, 3/15/11      4,948,323

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               WATER & SEWER REVENUE - (CONTINUED)
Aa        A            2,750   New York State EFC,
                               State Water Pollution
                               Control, 7.00%, 6/15/12      3,030,912
Aa        A              150   New York State EFC,
                               State Water Pollution
                               Control, 7.50%, 6/15/12        165,705
                                                         ------------
                                                        $  20,246,790
                                                         ------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $559,321,735)      $ 593,625,179
                                                         ============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio primarily invests in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 22.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 0.1% to 9.9% of total investments.

                       See notes to financial statements

                           Ohio Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                         TAX-EXEMPT INVESTMENTS - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               EDUCATION - 6.3%
A         A+         $ 1,000   University of
                               Cincinnati, 6.50%,
                               12/1/11                  $   1,033,880
A1        AA-            650   University of
                               Cincinnati, 6.50%,
                               6/1/11                         687,635
Aa        AA-            550   Ohio State Higher
                               Educational Facilities,
                               Case Western University,
                               6.50%, 10/1/20                 614,114
NR        AAA          1,500   Ohio Higher Educational
                               Facilities, Ohio
                               Northern University
                               (CLEE), 5.60%, 5/1/13        1,490,325
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/07                7,053,550
A1        NR           7,000   Ohio State Student Loan
                               Funding Corp (AMT),
                               6.10%, 8/1/08                7,014,700
                                                        -------------
                                                        $  17,894,204
                                                        -------------
                               ESCROWED - 2.5%
NR        NR         $ 1,650   Cuyahoga County-Judson
                               Retirement Community,
                               8.875%, 11/15/19         $   1,900,685
NR        BBB+         1,000   Lucas County, Flowers
                               Hospital, 6.125%,
                               12/01/13                     1,088,240
A         AAA          2,760   Middleburg Heights
                               Hospital-Southwest
                               General, 6.75%, 8/15/21      3,066,553
Baa1      NR           1,000   Scioto City Ohio, 7.15%,
                               8/1/11                       1,117,210
                                                        -------------
                                                        $   7,172,688
                                                        -------------
                               GENERAL OBLIGATIONS - 7.6%
NR        NR         $ 3,035   Belmont County, 7.30%,
                               12/1/17                  $   3,198,465
NR        NR           2,450   Cleveland City School
                               District, 7.25%, 6/15/98     2,476,828
Aaa       AAA          1,035   City of Columbus, 5.50%,
                               11/1/12                      1,031,667
A1        NR           1,360   Copley-Fairlawn City
                               School District, 6.25%,
                               12/1/15                      1,432,502
A1        NR             500   Huber Heights, Ohio,
                               6.75%, 12/1/11                 542,250
A1        NR             725   City of Medina, Ohio
                               Fire Station
                               Improvement, 3.00%,
                               12/1/10                        530,142
Aa        AA           1,500   Ohio State
                               Infrastructure
                               Improvement, 0%, 8/1/11        654,690
Baa1      A            2,500   Puerto Rico Public
                               Building Authority,
                               6.00%, 7/1/12                2,508,475
NR        NR           1,000   Tuscarawas Public
                               Library Improvement,
                               6.90%, 12/1/11               1,073,440

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Baa       NR           1,000   Youngstown, Ohio, 7.55%,
                               12/1/11                      1,098,920
NR        NR           6,855   Youngstown, Ohio, 7.35%,
                               6/15/05                      7,318,055
                                                        -------------
                                                        $  21,865,434
                                                        -------------
                               HOSPITALS - 22.6%
NR        AAA        $ 1,000   Allen County Ohio, LIMA
                               Convalescent Home
                               Foundation (GNMA),
                               6.40%, 1/1/21            $   1,025,460
Baa       BBB-         1,000   Butler County, Hamilton-
                               Hughe Hospital, 7.50%,
                               1/1/10                       1,050,250
NR        BBB          1,000   Cambridge Ohio, Guernsey
                               Memorial Hospital,
                               8.00%, 12/1/11               1,070,480
A1        A            2,100   Cuyahoga County,
                               Fairview General
                               Hospital, 6.25%, 8/15/10     2,156,154
A1        A            2,370   Cuyahoga County, Meridia
                               Health System, 7.00%,
                               8/15/23                      2,496,108
A1        A            2,000   Cuyahoga County, Meridia
                               Health System, 6.50%,
                               8/15/12                      2,047,400
Aa        AA             750   Cuyahoga County,
                               University Hospitals
                               Health System, 6.50%,
                               1/15/19                        779,835
Aa        AA           4,450   Cuyahoga County,
                               University Hospitals
                               Health System, 6.00%,
                               1/15/22                      4,507,049
NR        BBB+         4,130   Defiance Hospital, Inc.,
                               7.625%, 11/1/03              4,215,698
Baa       BBB-           765   East Liverpool City
                               Hospital-Series A,
                               8.00%, 10/1/21                 807,167
Baa       BBB-         1,000   East Liverpool City
                               Hospital-Series B,
                               8.00%, 10/1/21               1,055,120
A         A            4,000   Erie County, Firelands
                               Community Hospital,
                               6.75%, 1/1/08                4,228,960
Aa        NR           2,000   Franklin County,
                               Children's Hospital,
                               5.75%, 11/1/20               1,981,880
Aa        NR           3,000   Franklin County,
                               Children's Hospital,
                               6.60%, 5/1/13                3,170,670
A         A            1,015   City of Garfield
                               Heights, Marymount
                               Hospital, 6.65%,
                               11/15/11                     1,055,488
A         A            1,000   City of Garfield
                               Heights, Marymount
                               Hospital, 6.70%,
                               11/15/15                     1,043,070
Aa2       NR           1,000   Hamilton County, Wesley
                               Hall Project, 6.50%,
                               3/1/15                       1,045,320
A1        A            5,115   Hamilton County,
                               Bethesda Hospital, Inc.,
                               6.25%, 1/1/12                5,203,234

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               HOSPITALS - (CONTINUED)
A1        A+           1,095   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.125%, 12/15/06      1,190,911
A1        A+           1,000   Lorain County, Humility
                               of Mary Health Care
                               Corp., 7.20%, 12/15/11       1,075,410
A1        A+           5,900   Lorain County, Humility
                               of Mary Health Care
                               Corp., 5.90%, 12/15/08       6,060,833
NR        A+           1,750   Lorain County, Lakeland
                               Community Hospital,
                               Inc., 6.50%, 11/15/12        1,800,890
Baa       BBB          3,800   Miami, Upper Valley
                               Medical Center, 6.375%,
                               5/15/26                      3,752,310
NR        AAA            500   Muskingham County-
                               Bethesda Care System
                               (CLEE), 5.40%, 12/1/16         468,465
NR        NR          10,000   Mt Vernon, Knox
                               Community Hospital,
                               7.875%, 6/1/12              10,305,300
Aa2       NR             600   Warren County, Otterbein
                               Home Project, 7.20%,
                               7/1/11                         656,298
                                                        -------------
                                                        $  64,249,760
                                                        -------------
                               HOUSING - 11.9%
Aa        NR         $ 1,300   City of Clermont,
                               Laurels Project (FHA),
                               6.00%, 9/1/20            $   1,306,877
Aa        NR           1,000   Franklin County,
                               Hamilton Creek
                               Apartments (FHA), (AMT),
                               5.80%, 7/1/14                  959,280
Aa        NR           3,645   Franklin County,
                               Hamilton Creek
                               Apartments (FHA), (AMT),
                               5.55%, 7/1/24                3,297,085
Aa        NR           2,500   Franklin County MFMR-
                               Tuttle Park Project
                               (FHA), (AMT), 6.50%,
                               3/1/26                       2,586,875
Aa        NR           5,985   Franklin County MFMR-
                               Tuttle Park Project
                               (FHA), (AMT), 6.60%,
                               3/1/36                       6,209,018
NR        NR           3,000   Lucas County, County
                               Creek Project (AMT),
                               8.00%, 7/1/26                2,850,120
NR        AAA          3,490   Ohio HFA, (GNMA), (AMT),
                               6.375%, 3/1/25               3,503,715
NR        AAA          4,735   Ohio HFA, (GNMA), (AMT),
                               6.70%, 3/1/25                4,865,639
NR        AAA          1,250   Ohio HFA, MFMR-Asbury
                               Woods (FHA), 7.00%,
                               10/1/24                      1,280,550
Aa        NR           1,950   Ohio HFA, Oakleaf
                               Village Project, (FHA),
                               5.70%, 9/1/26                1,848,308
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aa        NR           1,000   Ohio HFA, Aristocrat
                               South Board & Care
                               Project (FHA), (AMT),
                               7.30%, 8/1/31                1,034,720
Aaa       AAA            985   Ohio HFA SFMR,
                               (GNMA) (AMT), Variable,
                               3/31/31 (1)                  1,047,390
A1        A+             500   Ohio Building Authority
                               Juvenile Correctional
                               Building, 5.80%, 10/1/07       511,810
Baa       BBB          2,925   Puerto Rico Urban
                               Renewal & Housing, 0%,
                               10/01/99                     2,530,271
                                                        -------------
                                                        $  33,831,658
                                                        -------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL REVENUE - 11.8%
Aa        NR         $ 2,000   Cuyahoga, IDR-Chippewa
                               Place Project, 6.60%,
                               8/1/15                   $   2,095,520
Baa1      NR           3,750   Ohio Air Quality
                               Development Authority,
                               Ashland Oil Inc, 6.85%,
                               4/1/10                       3,995,550
NR        A-             575   Ohio IDR, Enterprise
                               Bond Fund, Burrows Paper
                               Corp. (AMT), 7.625%,
                               6/1/11                         634,507
NR        A-             285   Ohio IDR, Enterprise
                               Bond Fund, Cheryl & Co.,
                               (AMT), 5.50%, 12/1/04          286,838
NR        A-             530   Ohio IDR, Enterprise
                               Bond Fund, Cheryl & Co.,
                               (AMT), 5.90%, 12/1/09          538,856
NR        A-           1,735   Ohio IDR, Enterprise
                               Bond Fund, Consolidated
                               Biscuit, (AMT), 7.00%,
                               12/1/09                      1,936,121
NR        A-           3,345   Ohio IDR, Enterprise
                               Bond Fund, J J & W LP
                               Project (AMT), 6.70%,
                               12/1/14                      3,480,640
NR        A-             750   Ohio IDR, Enterprise
                               Bond Fund, Luigino's
                               Inc. (AMT), 6.85%,
                               6/1/01                         766,965
NR        A-             850   Ohio IDR, Enterprise
                               Bond Fund, Progress
                               Plastic Products, (AMT),
                               6.80%, 12/1/01                 920,771
NR        A-           1,525   Ohio IDR, Enterprise
                               Bond Fund, Progress
                               Plastic Products, (AMT),
                               7.80%, 12/1/09               1,775,863
NR        A-             680   Ohio IDR, Enterprise
                               Bond Fund, Royal
                               Appliance Manufacturing
                               Co., Series 1991 #9
                               (AMT), 7.625%, 12/1/11         755,664

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INDUSTRIAL DEVELOPMENT/
                               POLLUTION CONTROL
                               REVENUE - (CONTINUED)
NR        A-           1,000   Ohio IDR, Enterprise
                               Bond Fund, Royal
                               Appliance Manufacturing
                               Co., Series 1991 #5
                               (AMT), 7.625%, 12/1/11       1,111,270
NR        A-             880   Ohio IDR, Enterprise
                               Bond Fund, VSM Corp.,
                               (AMT), 7.375%, 12/1/11         968,140
NR        AA-          1,000   Ohio Pollution Control,
                               Standard Oil Company,
                               6.75%, 12/1/15               1,145,520
NR        BB-          1,020   Ohio Economic
                               Development, KMART
                               Corp., 6.75%, 5/15/07        1,008,505
NR        NR           1,500   Ohio State Solid Waste-
                               Republic Engineering
                               Steel (AMT), 9.00%,
                               6/1/21                       1,568,055
Baa2      BBB          3,990   Ohio Water Development
                               Authority, Union Carbide
                               Corp. Project, 5.50%,
                               1/15/07                      3,931,187
Ba2       NR           1,500   Portage County, Kroger
                               Corporation, 7.25%,
                               7/1/99                       1,566,615
Baa3      BB+          4,000   Puerto Rico Port
                               Authority-American
                               Airlines (AMT), 6.25%,
                               6/1/26                       4,045,800
Ba2       NR           1,000   Summit County, IDR-
                               Kroger Corporation,
                               6.85%, 7/1/99                1,035,900
                                                        -------------
                                                        $  33,568,287
                                                        -------------
                               INSURED - EDUCATION - 0.4%
Aaa       AAA        $ 1,000   Ohio Higher Education,
                               University of Dayton
                               Project (FGIC), 5.80%,
                               12/1/14                  $   1,014,470
                                                        -------------
                               INSURED - GENERAL OBLIGATION - 2.6%
Aaa       AAA        $ 1,000   Hilliard Ohio School
                               District (FGIC), 5.00%,
                               12/1/20                  $     902,640
Aaa       AAA          1,595   Marion County Local
                               School District (MBIA),
                               5.375%, 12/1/19              1,536,591
Aaa       AAA          1,700   Puerto Rico (AMBAC),
                               Variable, 7/1/15 (1)         1,728,050
Aaa       AAA          3,000   Puerto Rico (FSA),
                               Variable, 7/1/22 (1)         3,085,560
                                                        -------------
                                                        $   7,252,841
                                                        -------------
                               INSURED - HEALTHCARE - 0.7%
Aaa       AAA        $ 1,945   Hamilton County, Sisters
                               of Charity Health Care
                               System (MBIA), 5.25%,
                               5/15/13                  $   1,845,649
                                                        -------------
     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED - HOSPITAL - 12.5%
Aaa       AAA        $ 2,500   Akron, Bath and Copley
                               Townships Children's
                               Hospital Medical Center
                               of Akron, (AMBAC),
                               5.25%, 11/15/20          $   2,334,750
Aaa       AAA          1,000   Clermont County, Mercy
                               Health System (AMBAC),
                               Variable, 10/5/21 (1)        1,149,040
Aaa       AAA          1,500   Cuyahoga County,
                               Fairview Hospital,
                               (MBIA), 5.50%, 8/15/19       1,417,905
Aaa       AAA          2,750   Cuyahoga County,
                               Fairview Hospital,
                               (MBIA), 5.50%, 1/15/17       2,652,073
Aaa       AAA          9,500   Franklin County,
                               Riverside United
                               Methodist (AMBAC),
                               5.75%, 5/15/20               9,426,470
Aaa       AAA          3,325   Franklin County,
                               Riverside United
                               Methodist (MBIA), 5.75%,
                               5/15/20                      3,320,478
Aaa       AAA          2,750   Mansfield General
                               Hospital (AMBAC), 6.70%,
                               12/1/09                      2,968,763
Aaa       AAA          5,000   Middleburg Heights
                               Hospital-Southwestern
                               General (FSA), 5.75%,
                               8/15/21                      4,960,350
Aaa       AAA          1,000   Montgomery County, Ohio
                               Miami Valley Hospital,
                               (AMBAC), 6.25%, 11/15/16     1,046,500
Aaa       AAA          6,565   Portage County, Robinson
                               Memorial Hospital,
                               (MBIA), 5.80%, 11/15/15      6,394,506
                                                        -------------
                                                        $  35,670,835
                                                        -------------
                               INSURED - HOUSING - 1.0%
Aaa       AAA        $   980   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 7.25%,
                               7/1/24                   $   1,022,012
Aaa       AAA            750   Ohio Capital Corporation
                               FHA Insured Mortgage
                               Loans, (MBIA), 6.50%,
                               1/1/25                         767,108
Aaa       AAA          1,100   Ohio Capital Corporation
                               MFMR-Horizon Apts.
                               (MBIA), 6.50%, 1/1/23        1,137,664
                                                        -------------
                                                        $   2,926,784
                                                        -------------
                               INSURED - IDR/IDB - 2.6%
Aaa       AAA        $ 7,000   Ohio Air Quality
                               Development Authority,
                               JMG Funding, L.P.
                               Project, (AMBAC), (AMT),
                               6.375%, 1/1/29           $   7,318,220
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED - LEASE - 0.2%
Aaa       AAA        $ 1,000   Ohio Higher Education,
                               University of Dayton,
                               (FGIC), 0%, 12/1/06      $     591,200
                                                        -------------
                               INSURED - SPECIAL TAX REVENUE - 0.5%
Aaa       AAA        $ 2,110   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/09                 $   1,033,605
Aaa       AAA          1,000   Hudson Local School
                               District, (FGIC), 0%,
                               12/15/10                       460,880
                                                        -------------
                                                        $   1,494,485
                                                        -------------
                               INSURED - UTILITIES - 2.2%
Aaa       AAA        $ 1,650   Cleveland Public Power
                               System, (MBIA), 7.00%,
                               11/15/17                 $   1,815,792
Aaa       AAA          2,000   Cuyahoga County Medical
                               Center Utility System
                               (AMT) (MBIA), 6.10%,
                               8/15/15                      2,029,960
Aaa       AAA          2,300   Puerto Rico Electric
                               Power Authority, (FSA),
                               Variable, 7/1/02 (1)         2,469,671
                                                        -------------
                                                        $   6,315,423
                                                        -------------
                               LIFE CARE - 1.7%
Aa        NR         $ 1,995   Franklin County,
                               Kensington Place
                               Project, 6.75%,
                               1/1/34 (2)               $   2,056,945
Aa2       NR           1,000   Hamilton,
                               Hospital-Episcopal
                               Retirement Home, 6.80%,
                               1/1/08                       1,085,900
NR        BBB-         1,800   Marion, Health
                               Care-United Church Home,
                               6.30%, 11/15/15              1,768,464
                                                        -------------
                                                        $   4,911,309
                                                        -------------
                               NURSING HOMES - 1.2%
NR        NR         $ 3,100   Green County-Fairview
                               Extended Care, 10.125%,
                               1/1/11                   $   3,508,208
                                                        -------------
                               SPECIAL TAX REVENUE - 3.7%
Baa1      A          $ 3,000   Puerto Rico Highway &
                               Transportation
                               Authority, 6.625%,
                               7/1/12                   $   3,184,740
Baa1      A             5000   Puerto Rico Highway &
                               Transportation
                               Authority, 5.25%, 7/1/20     4,617,100
Baa1      A             3000   Puerto Rico Highway &
                               Transportation
                               Authority, 5.00%, 7/1/36     2,620,260
                                                        -------------
                                                        $  10,422,100
                                                        -------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               TRANSPORTATION - 2.0%
NR        BBB        $ 5,630   Guam Airport Authority,
                               (AMT), 6.70%, 10/1/23    $   5,732,577
                                                        -------------
                               UTILITIES - 5.0%
NR        BBB        $ 5,500   Guam Power Authority,
                               5.25%, 10/1/13 (3)       $   4,966,500
A1        A+           1,935   Ohio State Air Quality
                               Development Authority,
                               6.10%, 9/1/30                1,970,352
Baa1      BBB+           360   Puerto Rico Electric
                               Power Authority, 7.125%,
                               7/1/14                         385,697
Baa1      BBB+        20,165   Puerto Rico Electric
                               Power Authority, 0%,
                               7/1/17                       5,879,913
NR        NR           1,000   Virgin Islands Water and
                               Power Authority, 7.40%,
                               7/1/11                       1,058,840
                                                        -------------
                                                        $  14,261,302
                                                        -------------
                               WATER & SEWER REVENUE - 1.0%
NR        NR         $   800   Mahoning Valley Sanitary
                               District, 7.80%,
                               12/15/08                 $     836,040
NR        NR             950   Mahoning Valley Sanitary
                               District, 7.80%,
                               12/15/09                       990,081
NR        NR           1,000   City of Vermilion, Ohio
                               Water System, 7.25%,
                               8/15/15                      1,070,350
                                                        -------------
                                                        $   2,896,471
                                                        -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $271,985,967)      $ 284,743,905
                                                        ===============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 31.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution ranged from 1.1% to 9.1% of total investments.

                       See notes to financial statements.

                       West Virginia Municipals Portfolio
                 Portfolio of Investments - September 30, 1996

--------------------------------------------------------------------------------
                          TAX-EXEMPT INVESTMENT - 100%
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               ELECTRIC UTILITIES - 11.2%
NR        BBB        $   750   Guam Power Authority,
                               5.25%, 10/1/13           $     677,250
NR        BBB            500   Guam Power Authority,
                               5.25%, 10/1/23                 436,355
A2        A            2,000   Harrison, West Virginia
                               PCR (Monongahela Power
                               Company Harrison
                               Station), 6.75%, 8/1/24      2,105,380
A3        BBB+         1,000   Mason, West Virginia PCR
                               (Appalachian Power Co.),
                               6.85%, 6/1/22                1,055,250
                                                        -------------
                                                        $   4,274,235
                                                        -------------
                               ESCROWED - 2.0%
Aaa       AAA        $ 2,500   Kanawha-Putnam, West
                               Virginia Single Family
                               Mortgage (AMBAC), 0%,
                               12/1/16                  $     759,125
                                                        -------------
                               GENERAL OBLIGATION - 1.0%
NR        BBB        $   400   Guam General Obligation,
                               5.375%, 11/15/13         $     366,248
                                                        -------------
                               HOSPITALS - 10.6%
NR        BBB+       $ 1,750   Berkeley, West Virginia
                               Building Commission
                               (City Hospital), 6.50%,
                               11/1/22                  $   1,758,592
Baa1      NR             350   Princeton, West Virginia
                               (Community Hospital),
                               6.00%, 5/1/18                  330,600
A1        NR           1,000   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/23       1,041,920
A1        NR             875   West Virginia HFA
                               (Charleston Area Medical
                               Center), 6.50%, 9/1/16         914,585
                                                        -------------
                                                        $   4,045,697
                                                        -------------
                               HOUSING - 1.2%
Aa1       AA+        $   500   West Virginia Housing
                               Development Finance,
                               5.55%, 5/1/17            $     472,455
                                                        -------------
                               INDUSTRIAL DEVELOPMENT
                               REVENUE/POLLUTION CONTROL
                               REVENUE - 20.2%
A2        A          $ 2,000   Braxton, West Virginia
                               Solid Waste
                               (Weyerhaeuser) (AMT),
                               6.50%, 4/1/25            $   2,053,520
NR        A-           1,375   Jefferson, West Virginia
                               IDR (Royal Vendors,
                               Incorporated), (AMT),
                               5.90%, 8/1/04                1,397,233

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Baa2      BBB            300   Kanawha, West Virginia
                               IDR (Union Carbide
                               Chemicals and Plastics
                               Company), (AMT) 8.00%,
                               8/1/20                         326,283
A2        NR           1,500   Puerto Rico IM&E
                               (American Home Products
                               Corporation), 5.10%,
                               12/1/18                      1,371,570
Baa3      BB+          1,025   Puerto Rico Port
                               Authority (American
                               Airlines) (AMT), 6.30%,
                               6/1/23                       1,037,832
Baa3      BB+            500   Puerto Rico Port
                               Authority (American
                               Airlines) (AMT), 6.25%,
                               6/1/26                         505,724
NR        NR           1,000   Upshur, West Virginia
                               Solid Waste (TJI
                               Project) (AMT), 7.00%,
                               7/15/25                      1,029,590
                                                        -------------
                                                        $   7,721,752
                                                        -------------
                               INSURED EDUCATION - 7.3%
Aaa       AAA        $ 1,150   West Virginia State
                               College System (AMBAC),
                               6.00%, 4/1/12, (2)       $   1,187,812
Aaa       AAA            550   West Virginia State
                               University System
                               (AMBAC), 6.00%, 4/1/12         568,084
Aaa       AAA          1,000   West Virginia State
                               University (Marshall
                               Library) (AMBAC), 5.75%,
                               4/1/16                       1,003,120
                                                        -------------
                                                        $   2,759,016
                                                        -------------
                               INSURED ELECTRIC UTILITIES - 6.1%
Aaa       AAA        $   750   Marshall, West Virginia
                               PCR (Ohio Power Kammer
                               Plant) (MBIA), 5.45%,
                               7/1/14                   $     730,800
Aaa       AAA            880   Mason, West Virginia PCR
                               (Ohio Power Company)
                               (AMBAC), 5.45%, 12/1/16        850,687
Aaa       AAA            250   Puerto Rico Electric
                               Power Authority (FSA),
                               Variable, 7/1/03, (1)          271,113
Aaa       AAA            500   Putnam, West Virginia
                               PCR (Appalachian Power
                               Company) (AMBAC), 5.45%,
                               6/1/19                         480,475
                                                        -------------
                                                        $   2,333,075
                                                        -------------

--------------------------------------------------------------------------------
                       TAX-EXEMPT INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
                               INSURED GENERAL OBLIGATION - 6.8%
Aaa       AAA        $   745   Berkeley, West Virginia
                               Board of Education
                               (FGIC), 4.125%, 6/1/10   $     636,521
Aaa       AAA          1,000   West Virginia (FGIC),
                               5.75%, 11/1/21               1,011,230
Aaa       AAA          1,000   West Virginia (FGIC),
                               5.25%, 11/1/26                 942,400
                                                        -------------
                                                        $   2,590,151
                                                        -------------
                               INSURED HOSPITAL - 12.2%
Aaa       AAA        $ 1,100   West Virginia HFA
                               (Linked Bulls & Bears)
                               (MBIA), 6.10%, 1/1/18    $   1,119,173
Aaa       AAA          2,000   West Virginia HFA
                               (University Hospital)
                               (MBIA), 5.00%, 6/1/16        1,796,300
Aaa       AAA          1,300   West Virginia HFA
                               (Cabell Huntington
                               Hospital) (AMBAC),
                               6.25%, 1/1/19                1,364,974
Aaa       AAA            350   West Virginia HFA
                               (Charleston Area Medical
                               Center) (MBIA), 5.75%,
                               9/1/13                         351,103
                                                        -------------
                                                        $   4,631,550
                                                        -------------
                               INSURED TRANSPORTATION - 2.2%
Aaa       AAA        $ 1,250   West Virginia Parkways
                               Economic Development and
                               Tourism Authority
                               (FGIC), 0%, 5/15/04      $     830,538
                                                        -------------
                               INSURED WATER & SEWER - 15.9%
Aaa       AAA        $ 1,250   Berkeley, West Virginia
                               Public Service District
                               Sewer (MBIA), 5.75%,
                               10/1/25                  $   1,248,238
NR        AAA            500   Crab Orchard-MacArthur,
                               West Virginia Sewerage
                               (AMBAC), 5.50%, 10/1/25        480,414
Aaa       AAA            750   Greenbrier, West
                               Virginia Public Service
                               District Sewer (MBIA),
                               5.625%, 10/1/19                739,058
Aaa       AAA            500   Huntington, West
                               Virginia Sewerage System
                               (FSA), 5.375%, 11/1/23         469,180
                         500   Parkersburg, West
                               Virginia Waterworks and
                               Sewer (FSA), 5.80%,
                               9/1/19                         502,100

     RATINGS
   (UNAUDITED)
------------------   PRINCIPAL
                      AMOUNT
         STANDARD      (000
MOODY'S  & POOR'S    OMITTED)          SECURITY             VALUE
---------------------------------------------------------------
Aaa       AAA          2,000   West Virginia Water
                               Development (Loan
                               Program II) (FSA),
                               5.25%, 11/1/35               1,827,680
Aaa       AAA            750   West Virginia Water
                               Development (Loan
                               Program II) (FSA),
                               6.00%, 11/1/14                 772,238
                                                        -------------
                                                        $   6,038,908
                                                        -------------
                               NURSING HOMES - 2.0%
NR        NR         $   745   Kanawha, West Virginia
                               IDR (Beverly
                               Enterprises), 7.25%,
                               11/1/04                  $     754,365
                                                        -------------
                               SPECIAL TAX REVENUE - 1.3%
Baa1      A          $   500   Puerto Rico Highway and
                               Transportation
                               Authority, 5.50%, 7/1/15 $     489,650
                                                        -------------
                               TOTAL TAX-EXEMPT
                               INVESTMENTS (IDENTIFIED
                               COST, $37,357,087)       $  38,066,765
                                                        =============

(1) Security has been issued as an inverse floater bond.
(2) Security has been segregated to cover margin requirements on open financial futures contracts.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at September 30, 1996, 52.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 9.0% to 17.6% of total investments.

                       See notes to financial statements

                             Municipals Portfolios
                              Financial Statements
                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1996
--------------------------------------------------------------------------------

                                                       CALIFORNIA       FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                       PORTFOLIO       PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                      ------------    ------------    -------------    -----------
ASSETS:
  Investments --
     Identified cost                                  $337,396,359    $560,837,654    $259,784,548     $23,820,442
     Unrealized appreciation                            25,997,282      34,682,152      16,561,293       1,309,790
                                                      ------------     -----------    ------------     ------------
  Total investments, at value (Note 1A)               $363,393,641    $595,519,806    $276,345,841     $25,130,232
  Cash                                                   1,251,461      10,859,556             337         139,652
  Receivable for daily variation margin on open
     financial futures contracts (Note 1E)                  84,375         223,875          78,469           5,906
  Receivable for investments sold                          --           13,871,030         --               20,541
  Interest receivable                                    5,874,698      13,150,484       5,203,030         472,839
  Deferred organization expenses (Note 1D)                   8,923          12,242           7,209           1,077
                                                      ------------     -----------    ------------     ------------
       Total assets                                   $370,613,098    $633,636,993    $281,634,886     $25,770,247
                                                      ------------     -----------    ------------     ------------
LIABILITIES:
  Demand note payable (Note 5)                        $    --         $    --         $    484,000     $   --
  Payable for investments purchased                        --            9,245,000         --              488,071
  Payable to affiliate --
     Trustees' fees (Note 2)                                 4,213           5,213           3,712             417
  Accrued expenses                                          18,690          12,779          17,938           2,198
                                                      ------------     -----------    ------------     ------------
       Total liabilities                              $     22,903    $  9,262,992    $    505,650     $   490,686
                                                      ------------     -----------    ------------     ------------
NET ASSETS applicable to investors' interest in
  Portfolio                                           $370,590,195    $624,374,001    $281,129,236     $25,279,561
                                                      ============     ===========    ============     ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and
     withdrawals                                      $345,003,950    $591,109,319    $264,876,671     $23,998,544
  Unrealized appreciation of investments and
     financial futures contracts (computed on the
     basis of identified cost)                          25,586,245      33,264,682      16,252,565       1,281,017
                                                      ------------     -----------    ------------     ------------
       Total                                          $370,590,195    $624,374,001    $281,129,236     $25,279,561
                                                      ============     ===========    ============     ============

                       See notes to financial statements

                      STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               September 30, 1996
--------------------------------------------------------------------------------

                                                                     NEW YORK          OHIO        WEST VIRGINIA
                                                                    PORTFOLIO       PORTFOLIO        PORTFOLIO
                                                                   ------------    ------------    -------------
ASSETS:
  Investments --
     Identified cost                                               $559,321,735    $271,985,967     $37,357,087
     Unrealized appreciation                                         34,303,444      12,757,938         709,678
                                                                    -----------    ------------    ------------
  Total investments, at value (Note 1A)                            $593,625,179    $284,743,905     $38,066,765
  Cash                                                                  382,818       2,624,350         704,250
  Receivable for daily variation margin on open financial
     futures contracts (Note 1E)                                        145,969          76,500          11,250
  Receivable for investments sold                                        80,000          50,041         --
  Interest receivable                                                10,316,594       5,216,871         723,533
  Deferred organization expenses (Note 1D)                                8,608           5,345           1,105
                                                                    -----------    ------------    ------------
       Total assets                                                $604,559,168    $292,717,012     $39,506,903
                                                                    -----------    ------------    ------------
LIABILITIES:
  Payable to affiliate --
     Trustees' fees (Note 2)                                       $      5,213    $      3,713     $       417
  Accrued expenses                                                       24,435          42,483           5,695
                                                                    -----------    ------------    ------------
       Total liabilities                                           $     29,648    $     46,196     $     6,112
                                                                    -----------    ------------    ------------
NET ASSETS applicable to investors' interest in Portfolio          $604,529,520    $292,670,816     $39,500,791
                                                                    ===========    ============    ============
SOURCES OF NET ASSETS:
  Net proceeds from capital contributions and withdrawals          $570,585,516    $280,397,239     $38,876,976
  Unrealized appreciation of investments and financial
     futures contracts (computed on the basis of identified
     cost)                                                           33,944,004      12,273,577         623,815
                                                                    -----------    ------------    ------------
       Total                                                       $604,529,520    $292,670,816     $39,500,791
                                                                    ===========    ============    ============

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                        CALIFORNIA       FLORIDA      MASSACHUSETTS    MISSISSIPPI
                                                         PORTFOLIO      PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                        -----------    -----------    -------------    -----------
INVESTMENT INCOME:
  Interest income (Note 1B)                             $25,401,268    $41,738,135     $18,541,089     $1,654,970
                                                         ----------     ----------     -----------     -----------
  Expenses --
     Investment adviser fee (Note 2)                    $ 1,942,811    $ 3,123,150     $ 1,343,099     $   55,976
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)            17,811         20,749          15,864          1,623
     Custodian fee (Note 1J)                                173,498        208,454         136,510         16,731
     Legal and accounting services                           43,579         41,453          35,453         24,384
     Bond pricing                                           --             --              --               5,597
     Amortization of organization expenses (Note 1D)          5,640          8,853           5,223            623
     Miscellaneous                                           54,538        133,570          67,101          3,417
                                                         ----------     ----------     -----------     -----------
       Total expenses                                   $ 2,237,877    $ 3,536,229     $ 1,603,250     $  108,351
                                                         ----------     ----------     -----------     -----------
  Deduct --
     Reduction of investment adviser fee (Note 2)       $   --         $   --          $   --          $   27,990
     Reduction of custodian fee (Note 1J)                    41,453        208,454          28,177          8,361
                                                         ----------     ----------     -----------     -----------
       Total                                            $    41,453    $   208,454     $    28,177     $   36,351
                                                         ----------     ----------     -----------     -----------
          Net expenses                                  $ 2,196,424    $ 3,327,775     $ 1,575,073     $   72,000
                                                         ----------     ----------     -----------     -----------
            Net investment income                       $23,204,844    $38,410,360     $16,966,016     $1,582,970
                                                         ----------     ----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) --
  Investment transactions (identified cost basis)       $ 5,804,250    $ 7,700,894     $ 3,401,693     $  358,232
  Financial futures contracts                            (1,261,311)    (1,995,643)       (305,415)       (51,938 )
                                                         ----------     ----------     -----------     -----------
       Net realized gain                                $ 4,542,939    $ 5,705,251     $ 3,096,278     $  306,294
                                                         ----------     ----------     -----------     -----------
  Change in unrealized appreciation (depreciation) --
     Investments                                        $ 1,694,189    $   874,146     $  (962,702)    $  147,107
     Financial futures contracts                           (237,538)    (1,417,469)       (204,628)        (1,013 )
                                                         ----------     ----------     -----------     -----------
       Net unrealized appreciation (depreciation)       $ 1,456,651    $  (543,323)    $(1,167,330)    $  146,094
                                                         ----------     ----------     -----------     -----------
          Net realized and unrealized gain              $ 5,999,590    $ 5,161,928     $ 1,928,948     $  452,388
                                                         ----------     ----------     -----------     -----------
            Net increase in net assets from
               operations                               $29,204,434    $43,572,288     $18,894,964     $2,035,358
                                                         ==========     ==========     ===========     ===========

                       See notes to financial statements

                            STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                                      NEW YORK         OHIO        WEST VIRGINIA
                                                                      PORTFOLIO      PORTFOLIO       PORTFOLIO
                                                                     -----------    -----------    -------------
INVESTMENT INCOME:
  Interest income (Note 1B)                                          $38,971,505    $19,254,005     $ 2,312,518
                                                                     -----------    -----------      ----------
  Expenses --
     Investment adviser fee (Note 2)                                 $ 2,932,032    $ 1,404,951     $    95,361
     Compensation of Trustees not members of the
       Investment Adviser's organization (Note 2)                         20,749         16,357           1,622
     Custodian fee (Note 1J)                                             195,496        150,137          26,173
     Interest expense (Note 5)                                           --             130,578         --
     Legal and accounting services                                        41,684         36,530          24,430
     Amortization of organization expenses (Note 1D)                       6,313          3,971             633
     Miscellaneous                                                        83,059         20,008          17,951
                                                                     -----------    -----------      ----------
       Total expenses                                                $ 3,279,333    $ 1,762,532     $   166,170
                                                                     -----------    -----------      ----------
  Deduct --
     Reduction of investment adviser fee (Note 2)                    $   --         $   --          $   --
     Reduction of custodian fee (Note 1J)                                169,999         47,356          15,840
                                                                     -----------    -----------      ----------
       Total                                                         $   169,999    $    47,356     $    15,840
                                                                     -----------    -----------      ----------
          Net expenses                                               $ 3,109,334    $ 1,715,176     $   150,330
                                                                     -----------    -----------      ----------
            Net investment income                                    $35,862,171    $17,538,829     $ 2,162,188
                                                                     -----------    -----------      ----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) --
     Investment transactions (identified cost basis)                 $ 5,500,573    $ 2,797,956     $  (141,935)
     Financial futures contracts                                      (1,445,211)      (672,364)         14,161
                                                                     -----------    -----------      ----------
       Net realized gain (loss)                                      $ 4,055,362    $ 2,125,592     $  (127,774)
                                                                     -----------    -----------      ----------
  Change in unrealized appreciation (depreciation) --
     Investments                                                     $ 2,600,470    $   766,247     $   877,300
     Financial futures contracts                                           3,422       (484,361)        (78,550)
                                                                     -----------    -----------      ----------
       Net unrealized appreciation                                   $ 2,603,892    $   281,886     $   798,750
                                                                     -----------    -----------      ----------
          Net realized and unrealized gain                           $ 6,659,254    $ 2,407,478     $   670,976
                                                                     -----------    -----------      ----------
            Net increase in net assets from operations               $42,521,425    $19,946,307     $ 2,833,164
                                                                     ===========    ===========      ==========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1996
--------------------------------------------------------------------------------

                                                       CALIFORNIA        FLORIDA       MASSACHUSETTS    MISSISSIPPI
                                                       PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                      ------------    -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                            $ 23,204,844    $  38,410,360    $ 16,966,016     $ 1,582,970
     Net realized gain                                   4,542,939        5,705,251       3,096,278         306,294
     Change in unrealized appreciation
       (depreciation)                                    1,456,651         (543,323)     (1,167,330 )       146,094
                                                      ------------     ------------    -------------    ------------
       Net increase in net assets from operations     $ 29,204,434    $  43,572,288    $ 18,894,964     $ 2,035,358
                                                      ------------     ------------    -------------    ------------
  Capital transactions --
     Contributions                                    $ 20,317,562    $  35,149,563    $ 16,336,133     $ 1,623,996
     Withdrawals                                       (89,601,939)    (166,550,986)    (56,272,108 )    (7,372,753)
                                                      ------------     ------------    -------------    ------------
       Decrease in net assets resulting from
          capital transactions                        $(69,284,377)    (131,401,423)   $(39,935,975 )   $(5,748,757)
                                                      ------------     ------------    -------------    ------------
          Total decrease in net assets                $(40,079,943)   $ (87,829,135)   $(21,041,011 )   $(3,713,399)
NET ASSETS:
  At beginning of year                                 410,670,138      712,203,136     302,170,247      28,992,960
                                                      ------------     ------------    -------------    ------------
  At end of year                                      $370,590,195    $ 624,374,001    $281,129,236     $25,279,561
                                                      ============     ============    =============    ============
-------------------------------------------------------------------------------------------------------------------

                                                                                                           WEST
                                                                        NEW YORK           OHIO          VIRGINIA
                                                                        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                                                      -------------    -------------    -----------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                            $  35,862,171    $ 17,538,829     $ 2,162,188
     Net realized gain (loss)                                             4,055,362       2,125,592        (127,774)
     Change in unrealized appreciation                                    2,603,892         281,886         798,750
                                                                       ------------    ------------     -----------
       Net increase in net assets from operations                     $  42,521,425    $ 19,946,307     $ 2,833,164
                                                                       ------------    ------------     -----------
  Capital transactions --
     Contributions                                                    $  36,583,799    $ 11,748,362     $ 3,463,423
     Withdrawals                                                       (127,312,013)    (58,040,501 )    (7,630,857)
                                                                       ------------    ------------     -----------
       Decrease in net assets resulting from
          capital transactions                                        $ (90,728,214)   $(46,292,139 )   $(4,167,434)
                                                                       ------------    ------------     -----------
          Total decrease in net assets                                $ (48,206,789)   $(26,345,832 )   $(1,334,270)
NET ASSETS:
  At beginning of year                                                  652,736,309     319,016,648      40,835,061
                                                                       ------------    ------------     -----------
  At end of year                                                      $ 604,529,520    $292,670,816     $39,500,791
                                                                       ============    ============     ===========

                       See notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                     For the Year Ended September 30, 1995
--------------------------------------------------------------------------------

                                                    CALIFORNIA         FLORIDA       MASSACHUSETTS     MISSISSIPPI
                                                     PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                   -------------    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                         $  26,176,138    $  43,615,848    $ 17,915,854      $ 1,761,923
     Net realized loss                               (23,050,795)     (22,866,182)    (15,667,434 )     (2,036,920)
     Change in unrealized appreciation                33,475,523       54,420,669      23,987,414        3,242,877
                                                    ------------     ------------    ------------      -----------
       Net increase in net assets from
          operations                               $  36,600,866    $  75,170,335    $ 26,235,834      $ 2,967,880
                                                    ------------     ------------    ------------      -----------
  Capital transactions --
     Contributions                                 $  39,676,667    $  64,327,943    $ 27,917,577      $ 4,982,661
     Withdrawals                                    (110,738,796)    (199,418,295)    (60,522,944 )     (8,434,232)
                                                    ------------     ------------    ------------      -----------
       Decrease in net assets resulting from
          capital transactions                     $ (71,062,129)    (135,090,352)   $(32,605,367 )    $(3,451,571)
                                                    ------------     ------------    ------------      -----------
          Total decrease in net assets             $ (34,461,263)   $ (59,920,017)   $ (6,369,533 )    $  (483,691)
NET ASSETS:
  At beginning of year                               445,131,401      772,123,153     308,539,780       29,476,651
                                                    ------------     ------------    ------------      -----------
  At end of year                                   $ 410,670,138    $ 712,203,136    $302,170,247      $28,992,960
                                                    ============     ============    ============      ===========

--------------------------------------------------------------------------------

                                                                      NEW YORK           OHIO         WEST VIRGINIA
                                                                      PORTFOLIO        PORTFOLIO        PORTFOLIO
                                                                    -------------    -------------    -------------
INCREASE (DECREASE) IN NET ASSETS:
  From operations --
     Net investment income                                          $  38,506,539    $ 18,465,329      $ 2,332,643
     Net realized loss                                                (19,277,660)     (7,231,426 )     (1,158,097)
     Change in unrealized appreciation                                 43,043,554      20,963,434        2,810,543
                                                                     ------------    ------------      -----------
       Net increase in net assets from
          operations                                                $  62,272,433    $ 32,197,337      $ 3,985,089
                                                                     ------------    ------------      -----------
  Capital transactions --
     Contributions                                                  $  61,423,633    $ 24,237,228      $ 3,302,492
     Withdrawals                                                     (126,606,533)    (61,829,470 )     (6,925,830)
                                                                     ------------    ------------      -----------
       Decrease in net assets resulting from
          capital transactions                                      $ (65,182,900)   $(37,592,242 )    $(3,623,338)
                                                                     ------------    ------------      -----------
          Total increase (decrease) in net
            assets                                                  $  (2,910,467)   $ (5,394,905 )    $   361,751
NET ASSETS:
  At beginning of year                                                655,646,776     324,411,553       40,473,310
                                                                     ------------    ------------      -----------
  At end of year                                                    $ 652,736,309    $319,016,648      $40,835,061
                                                                     ============    ============      ===========

                       See notes to financial statements

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                          CALIFORNIA PORTFOLIO                                   FLORIDA PORTFOLIO
                           --------------------------------------------------     -----------------------------------------------
                                               YEAR ENDED                                           YEAR ENDED
                           --------------------------------------------------     -----------------------------------------------
                                     SEPTEMBER 30,                 MARCH 31,                       SEPTEMBER 30,
                           ----------------------------------     -----------     -----------------------------------------------
                             1996         1995       1994****       1994***         1996         1995         1994        1993*
                           --------     --------     --------     -----------     --------     --------     --------     --------
RATIOS (As a percentage
  of average daily net assets):
  Net expenses (1)            0.57%        0.59%       0.57% +         0.55%+        0.52%        0.55%        0.48%        0.47%+
  Net expenses after
    custodian fee
    reduction                 0.56%        0.58%       --             --             0.49%        0.52%        --              --
  Net investment income       5.93%        6.22%       6.09% +         5.72%+        5.67%        5.94%        5.65%        5.53%+
NET ASSETS, end of year
  (000 omitted)            $370,590     $410,763     $445,131      $ 467,259      $624,374     $712,203     $772,123     $772,422
PORTFOLIO TURNOVER              14%          58%         40%             91%           51%          61%          57%          55%

--------------------------------------------------------------------------------

                                        MASSACHUSETTS PORTFOLIO                                MISSISSIPPI PORTFOLIO
                           --------------------------------------------------     -----------------------------------------------
                                        YEAR ENDED SEPTEMBER 30,                             YEAR ENDED SEPTEMBER 30,
                           --------------------------------------------------     -----------------------------------------------
                             1996         1995         1994          1993*          1996         1995         1994        1993**
                           --------     --------     --------     -----------     --------     --------     --------     --------
RATIOS (As a percentage
  of average
  daily net assets):++
  Net expenses (1)            0.55%        0.56%       0.51%           0.49%+        0.29%        0.27%        0.05%        0.00%+
  Net expenses after
    custodian fee
    reduction                 0.54%        0.53%       --             --             0.26%        0.23%        --           --
  Net investment income       5.77%        6.00%       5.74%           5.72%+        5.77%        5.97%        5.67%        4.49%+
NET ASSETS, end of year
  (000 omitted)            $281,129     $302,170     $308,540      $ 290,613      $ 25,280     $ 28,993     $ 29,477     $ 11,233
PORTFOLIO TURNOVER              51%          87%         53%             38%           12%          52%          38%          11%

++The operating expenses of the Mississippi Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of average daily net assets):
  Expenses (1)                                                                       0.40%        0.39%        0.32%        0.25%+
  Expenses after custodian fee reduction                                             0.37%        0.35%        --           --
  Net investment income                                                              5.66%        5.85%        5.40%        4.24%+

   + Annualized.
   * For the period from the start of business, February 1, 1993, to September 30, 1993.
  ** For the period from the start of business, June 11, 1993, to September 30,
     1993.
 *** For the period from the start of business, May 3, 1993 to March 31, 1994. **** For the six months ended September 30, 1994. The Portfolio changed its fiscal year from March 31 to September 30, effective September 30, 1994.
 (1) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before September 30, 1994 have not been adjusted to reflect this change.

                       See notes to financial statements

                               SUPPLEMENTARY DATA
--------------------------------------------------------------------------------

                                            NEW YORK PORTFOLIO                                    OHIO PORTFOLIO
                              -----------------------------------------------     -----------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,                            YEAR ENDED SEPTEMBER 30,
                              -----------------------------------------------     -----------------------------------------------
                                1996         1995         1994        1993*         1996         1995         1994        1993*
                              --------     --------     --------     --------     --------     --------     --------     --------
RATIOS (As a percentage of
  average daily net assets):
  Net expenses (1)               0.52%        0.54%        0.48%        0.48%+       0.57%        0.57%        0.51%        0.49%+
  Net expenses after
    custodian fee reduction      0.49%        0.51%        --           --           0.56%        0.55%        --              --
  Net investment income          5.64%        5.97%        5.70%        5.64%+       5.69%        5.80%        5.61%        5.61%+
NET ASSETS, end of year (000
  omitted)                    $604,530     $652,736     $655,647     $648,807     $292,671     $319,017     $324,412     $298,092
PORTFOLIO TURNOVER                 48%          55%          47%          37%          35%          51%          31%          24%

--------------------------------------------------------------------------------

                                          WEST VIRGINIA PORTFOLIO
                              -----------------------------------------------
                                         YEAR ENDED SEPTEMBER 30,
                              -----------------------------------------------
                                1996         1995         1994        1993*
                              --------     --------     --------     --------
RATIOS (As a percentage of
  average daily net assets):++
  Net expenses (1)               0.42%        0.31%        0.10%        0.00%+
  Net expenses after
    custodian fee reduction      0.38%        0.29%        --           --
  Net investment income          5.41%        5.81%        5.52%        4.50%+
NET ASSETS, end of year (000
  omitted)                    $ 39,501     $ 40,835     $ 40,473     $ 24,760
PORTFOLIO TURNOVER                 43%          19%          39%          19%

++The operating expenses of the West Virginia Portfolio reflect a reduction of the investment adviser fee and/or an allocation of expenses to the Investment Adviser. Had such actions not been taken, the ratios would have been as follows:

RATIOS (As a percentage of
  average daily net assets):
  Expenses (1)                                0.39%        0.33%        0.21%+
  Expenses after custodian
    fee reduction                             0.37%        --           --
  Net investment income                       5.73%        5.29%        4.30%+
   + Annualized.
   * For the period from the start of business, February 1, 1993, to September 30, 1993.
  ** For the period from the start of business, June 11, 1993, to September 30, 1993.
 (1) The expense ratios for the years ended September 30, 1996 and 1995 have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the periods ended on or before September 30, 1994 have not been adjusted to reflect this change.

                       See notes to financial statements

                         Notes to Financial Statements
--------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES

California Municipals Portfolio (California Portfolio), Florida Municipals Portfolio (Florida Portfolio), Massachusetts Municipals Portfolio (Massachusetts Portfolio), Mississippi Municipals Portfolio (Mississippi Portfolio), New York Municipals Portfolio (New York Portfolio), Ohio Municipals Portfolio (Ohio Portfolio), and West Virginia Municipals Portfolio (West Virginia Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies. The Portfolios were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles.

A. INVESTMENT VALUATIONS--Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts and options on futures contracts listed on commodity exchanges are valued at closing settlement prices. Over the counter options on futures contracts are normally valued at the mean between the latest bid and asked prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B. INCOME--Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

C. INCOME TAXES--The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deductions or credit. Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

D. DEFERRED ORGANIZATION EXPENSES--Costs incurred by a Portfolio in connection with its organization are being amortized on the straight-line basis over five years.

E. FINANCIAL FUTURES CONTRACTS--Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contract and may realize a loss.

F. OPTIONS ON FINANCIAL FUTURES CONTRACTS--Upon the purchase of a put option on a financial futures contract by a Portfolio, the premium paid is recorded as an investment, the value of which is marked-to-market daily. When a purchased option expires, a Portfolio will realize a loss in the amount of the cost of the option. When a Portfolio enters into a closing sales transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sales transaction is greater or less than the cost of the option. When a Portfolio exercises a put option, settlement is made in cash. The risk associated with purchasing options is limited to the premium originally paid.

G. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Portfolios may engage in when-issued or delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

H. OTHER--Investment transactions are accounted for on a trade date basis.

I. USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

--------------------------------------------------------------------------------

reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

J. EXPENSE REDUCTION--Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Prior to November 10, 1995 IBT was an affiliate of EVM. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reported as a reduction of expenses in the statements of operations.

--------------------------------------------------------------------------------

(2) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio.
The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended September 30, 1996, each Portfolio paid advisory fees as follows:

      PORTFOLIO            AMOUNT      EFFECTIVE RATE*
----------------------   ----------    ---------------
California               $1,942,811         0.50%
Florida                   3,123,150         0.46%
Massachusetts             1,343,099         0.46%
Mississippi                  55,976         0.20%
New York                  2,932,032         0.46%
Ohio                      1,404,951         0.46%
West Virginia                95,361         0.24%

* Advisory fees paid as a percentage of average daily net assets.

To enhance the net income of the Mississippi Portfolio, BMR made a reduction in its fee in the amount of $27,990 for the year ended September 30, 1996. Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee.

Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended September 30, 1996, no significant amounts have been deferred.

--------------------------------------------------------------------------------
(3) INVESTMENTS

Purchases and sales of investments, other than U.S. Government securities, purchased option transactions and short-term obligations, for the year ended September 30, 1996 were as follows:

                              CALIFORNIA
                              PORTFOLIO         FLORIDA PORTFOLIO    MASSACHUSETTS PORTFOLIO    MISSISSIPPI PORTFOLIO
                          ------------------    -----------------    -----------------------    ---------------------
Purchases                    $ 54,079,902         $ 342,367,214           $ 147,661,742              $ 3,314,865
Sales                         106,027,565           450,625,807             169,737,557                7,067,480

                          NEW YORK PORTFOLIO     OHIO PORTFOLIO      WEST VIRGINIA PORTFOLIO
                          ------------------    -----------------    -----------------------
Purchases                    $301,869,050          $107,686,903             $16,700,245
Sales                         359,091,966           143,159,361              19,323,806

--------------------------------------------------------------------------------

(4) FEDERAL INCOME TAX BASIS OF INVESTMENTS

The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at September 30, 1996, as computed on a federal income tax basis, are as follows:

                                             CALIFORNIA          FLORIDA          MASSACHUSETTS       MISSISSIPPI
                                             PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO
                                            ------------       ------------       -------------       -----------
Aggregate Cost                              $337,396,359       $560,837,654       $259,803,177        $23,820,442
                                            ------------       ------------        -----------         ----------
Gross unrealized appreciation               $ 26,461,163       $ 36,660,431       $ 16,636,591        $ 1,326,127
Gross unrealized depreciation                    463,881          1,978,279             93,927             16,337
                                            ------------       ------------        -----------         ----------
     Net unrealized appreciation            $ 25,997,282       $ 34,682,152       $ 16,542,664        $ 1,309,790
                                            ============       ============        ===========         ==========

                                              NEW YORK             OHIO           WEST VIRGINIA
                                             PORTFOLIO          PORTFOLIO           PORTFOLIO
                                            ------------       ------------       -------------
Aggregate Cost                              $559,386,220       $271,985,967       $ 37,359,901
                                            ------------       ------------       -------------
Gross unrealized appreciation               $ 35,018,432       $ 12,978,340       $    926,299
Gross unrealized depreciation                    779,473            220,402            219,435
                                            ------------       ------------       -------------
     Net unrealized appreciation
       (depreciation)                       $ 34,238,959       $ 12,757,938       $    706,864
                                            ==============     ==============     ================

--------------------------------------------------------------------------------

(5) LINE OF CREDIT

The Portfolios participate with other portfolios and funds managed by BMR and EVM in a $120 million unsecured line of credit agreement with a bank. The line of credit consists of a $20 million committed facility and a $100 million discretionary facility. Each Portfolio may temporarily borrow up to 5% of its total assets to satisfy redemption requests or settle transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the bank's adjusted certificate of deposit rate, a variable adjusted certificate of deposit rate, or a federal funds effective rate. In addition, a fee computed at an annual rate of 1/4 of 1% on the $20 million committed facility and on the daily unused portion of the $100 million discretionary facility is allocated among the participating portfolios and funds at the end of each quarter.

For the year ended September 30, 1996, the Ohio Portfolio had an average daily loan balance of $1,757,500 and the average interest rate was 7.43%. The maximum loan balance outstanding at any month end during the year ended September 30, 1996 was $5,303,000 for the Ohio Portfolio. The remaining Portfolios did not have any significant borrowings or allocated fees during the year ended September 30, 1996.

--------------------------------------------------------------------------------

(6) FINANCIAL INSTRUMENTS

The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at September 30, 1996, were as follows:

                  FUTURES CONTRACTS                                               NET UNREALIZED
  PORTFOLIO        EXPIRATION DATE             CONTRACTS             POSITION      DEPRECIATION
--------------    -----------------     ------------------------     --------     --------------
California           12/96              300 U.S. Treasury Bonds        Short        $  411,037
Florida              12/96              796 U.S. Treasury Bonds        Short         1,417,470
Massachusetts        12/96              279 U.S. Treasury Bonds        Short           308,728
Mississippi          12/96               21 U.S. Treasury Bonds        Short            28,773
New York             12/96              519 U.S. Treasury Bonds        Short           359,440
Ohio                 12/96              272 U.S. Treasury Bonds        Short           484,361
West Virginia        12/96               40 U.S. Treasury Bonds        Short            85,863

At September 30, 1996 each Portfolio had sufficient cash and/or securities to cover margin requirements on open futures contracts.

                          Independent Auditors' Report
--------------------------------------------------------------------------------
TO THE TRUSTEES AND INVESTORS OF:
  CALIFORNIA MUNICIPALS PORTFOLIO
  FLORIDA MUNICIPALS PORTFOLIO
  MASSACHUSETTS MUNICIPALS PORTFOLIO
  MISSISSIPPI MUNICIPALS PORTFOLIO
  NEW YORK MUNICIPALS PORTFOLIO
  OHIO MUNICIPALS PORTFOLIO
  WEST VIRGINIA MUNICIPALS PORTFOLIO

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, and West Virginia Municipals Portfolio as of September 30, 1996, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years ended September 30, 1996 and 1995 and the supplementary data for each of the years in the four-year period ended September 30, 1996. (For the California Municipals Portfolio, the supplementary data is for each of the years in the three-year period ended September 30, 1996 and the period from the start of business, May 3, 1993 to March 31, 1994). These financial statements and supplementary data are the responsibility of the Trusts' management. Our responsibility is to express an opinion on the financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of California Municipals Portfolio, Florida Municipals Portfolio, Massachusetts Municipals Portfolio, Mississippi Municipals Portfolio, New York Municipals Portfolio, Ohio Municipals Portfolio, and West Virginia Municipals Portfolio at September 30, 1996, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                                DELOITTE & TOUCHE LLP

BOSTON, MASSACHUSETTS
NOVEMBER 1, 1996

Investment Management
--------------------------------------------------------------------------------

FUNDS                 OFFICERS                                     INDEPENDENT TRUSTEES
                      THOMAS J. FETTER                             DONALD R. DWIGHT
                      President                                    President, Dwight Partners, Inc.
                                                                   Chairman, Newspaper of New England,
                      JAMES B. HAWKES                              Inc.
                      Vice President, Trustee                      SAMUEL L. HAYES, III
                                                                   Jacob H. Schiff Professor of
                      ROBERT B. MACINTOSH                          Investment Banking, Harvard
                      Vice President                               University Graduate
                                                                   School of Business Administration
                      JAMES L. O'CONNOR                            NORTON H. REAMER
                      Treasurer                                    President and Director,
                      THOMAS OTIS                                  United Asset Management Corporation
                      Secretary                                    JOHN L. THORNDIKE
                                                                   Director,
                                                                   Fiduciary Company Incorporated
                                                                   JACK L. TREYNOR
                                                                   Investment Adviser
                                                                   and Consultant


--------------------------------------------------------------------------------

PORTFOLIOS            OFFICERS                                     INDEPENDENT TRUSTEES
                      THOMAS J. FETTER                             DONALD R. DWIGHT
                      President and Portfolio Manager of Florida   President, Dwight Partners, Inc.
                      and Ohio Municipals Portfolios               Chairman, Newspaper of New England,
                      JAMES B. HAWKES                              Inc.
                      Vice President, Trustee                      SAMUEL L. HAYES, III
                      ROBERT B. MACINTOSH                          Jacob H. Schiff Professor of
                      Vice President and Portfolio Manager         Investment Banking, Harvard
                      of Massachusetts Municipals Portfolio        University Graduate
                      NICOLE ANDERES                               School of Business Administration
                      Vice President and Portfolio Manager         NORTON H. REAMER
                      of New York and Rhode Island                 President and Director,
                      Municipals Portfolios                        United Asset Management Corporation
                      TIMOTHY T. BROWSE                            JOHN L. THORNDIKE
                      Vice President and Portfolio Manager         Director,
                      of West Virginia Municipals Portfolio        Fiduciary Company Incorporated
                      CYNTHIA J. CLEMSON                           JACK L. TREYNOR
                      Vice President and Portfolio Manager         Investment Adviser
                      of California and Mississippi                and Consultant
                      Municipals Portfolios
                      JAMES L. O'CONNOR
                      Treasurer
                      THOMAS OTIS
                      Secretary


--------------------------------------------------------------------------------
PORTFOLIO INVESTMENT ADVISER
Boston Management and Research
24 Federal Street
Boston, MA 02110

FUND ADMINISTRATOR
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
89 South Street
P.O. Box 1537
Boston, MA 02205-1537

TRANSFER AGENT
First Data Investor Services Group, Inc.
Attn: Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

                                  EATON VANCE
                                MUNICIPALS TRUST
                               24 FEDERAL STREET
                                BOSTON, MA 02110
                                                                 T-7TFCSRC-11/96